Exhibit 99.2

NOI
Portfolio
National Platform
Strategic Neighborhood
Action
Talent
Top Landlord
Value-oriented
National Convenience Owner
Small Shop
Best-in-class
Entrepreneurial
Customers
Accounts
Pure Play
Key Landlord
Consistent
Shopping Centers
Goal-oriented
In-fill
Sustainable
Opportunity
Small Shop
Creativity
Growth
Scale
In-fill
Remerchandise
Portfolio
Build
Community
Redevelop
Grocery-anchored
Transparent Owner
GLA
Ideas
Ideas
Pride of Ownership
Entrepreneurial
Bricks
Occupancy
Reputation
Sustainable
Diversified
Anchors
Real Estate
In-fill
GLA
Necessity-based
Retail
Traffic-generating
Relationships
BRX
Integrity
Impactful
Local Market Knowledge
Occupancy
Sustainable
Small Shop
Excellence
Strategic Access
&
Square Feet
Transparent
Quality
Consistent
Small Shop
Wholly-owned
Straightforward
NYSE
Tenant Mix
Partner with Retailers
Leasing
Best Practices
Value-oriented
Retail
Value-oriented
Investment
Reputation
Strategic
Ideas
Accountability
Mortar
GLA
Results
Occupancy
Value-oriented
Neighborhood
Sustainable
Best-in-class
High Productivity
Portfolio
Mature
Operational Expertise
Real Estate
In-fill
Teamwork
Occupancy
BRX
Maximize value
Integrity
Talent
Pure Play
Entrepreneurial
Key Landlord
Shopping Centers
Leader
Top Markets
ABR
Leasing
Partner with Retailers
Accretive
Traffic-generating
Reputation
Real Estate
Surety of Execution
Customers
Entrepreneurial
REIT
Efficient Growth
High Productivity
NOI
In-fill
Redevelopment
Open Air
Leasing
BRX
Ideas
Retail
Passion
Community
Largest
Retail
BRX

SUPPLEMENTAL DISCLOSURE

Quarter ended June 30, 2016

450 Lexington Ave
New York, NY 10017
(800) 468.7526
BRIXMOR.COM

BRIXMOR® Property Group | BRX LISTED NYSE

SUPPLEMENTAL DISCLOSURE

Three Months Ended June 30, 2016

TABLE OF CONTENTS

Page
Glossary of Terms	1
Results Overview	3
Financial Summary
Consolidated Balance Sheets	5
Consolidated Statements of Operations	6
EBITDA	7
Funds From Operations (FFO)	8
Supplemental Balance Sheet Detail	9
NOI Detail, Supplemental Statement of Operations Detail, Operating Ratios & Additional Disclosures	10
Same Property NOI Analysis & Reconciliation of Net Income Attributable to Common Stockholders	11
Capital Expenditures	12
Capitalization, Liquidity & Debt Ratios	13
Debt Overview	14
Summary of Outstanding Debt	15
Unsecured OP Notes Covenant Disclosure	17
Unsecured Credit Facility Covenant Disclosure	18
Investment Summary
Acquisitions	20
Dispositions	21
Anchor Space Repositioning Summary	22
Redevelopment, Outparcel Development & New Development Summary	23
Portfolio Summary
Portfolio Overview	25
Top Forty Retailers Ranked by ABR	26
New & Renewal Lease Summary	27
New Lease Net Effective Rent	28
Lease Expiration Schedule	29
Properties by Largest US MSAs	30
Largest MSAs by ABR	32
Properties by State	35
Property List	36
Guidance
Guidance & Additional Disclosures	48

Note: Financial information is unaudited.

For additional information, please visit www.brixmor.com, follow Brixmor on Twitter at www.twitter.com/Brixmor or find Brixmor on LinkedIn at www.linkedin.com/company/brixmor.

This Supplemental Disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to the Company’s expectations regarding the performance of its business, its financial results, its liquidity and capital resources and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, including those described under the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document and in the Company’s filings with the SEC. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

Supplemental Disclosure - Three Months Ended June 30, 2016

GLOSSARY OF TERMS

Term	Definition

Anchor Spaces	Spaces equal to or greater than 10,000 sq. ft. of GLA.

Anchor Space Repositioning	Anchor leasing that is primarily focused on reconfiguring or remerchandising existing space with minimal work required outside of normal tenant improvement costs.

Annualized Base Rent or "ABR"	As of a specified date, monthly base rent as of such date, under leases which have been signed or commenced as of the specified date multiplied by 12. Annualized base rent (i) excludes tenant reimbursements or expenses borne by the tenants, such as the expenses for real estate taxes and insurance and common area and other operating expenses, (ii) does not reflect amounts due per percentage rent lease terms, (iii) is calculated on a cash basis and differs from how rent is calculated in accordance with generally accepted accounting principles in the United States of America (“GAAP”)
for purposes of financial statements and (iv) does not include any ancillary income.

ABR per sq. ft. or "ABR/SF"	ABR divided by leased GLA, excluding the GLA of lessee owned leasehold improvements.

Billed GLA	Aggregate GLA for spaces where the tenant has commenced the payment of rent.

Development Stabilization	Development projects are deemed stabilized upon the earlier of (i) percent billed reaching 90% or (ii) one year following the property being placed in service.

EBITDA, Adjusted EBITDA & Cash Adjusted EBITDA	EBITDA, Adjusted EBITDA & Cash Adjusted EBITDA are supplemental, non-GAAP performance measures. Please see below for more information on the limitations of non-GAAP performance measures. A reconciliation of EBITDA to net income is provided herein.
EBITDA is calculated as the sum of net income (loss) in accordance with GAAP before interest expense, federal and state taxes, depreciation and amortization. Adjusted EBITDA represents EBITDA as adjusted for (i) property acquisition expenses, (ii) gain (loss) on disposition of operating properties,
(iii) impairment of real estate assets and real estate equity investments, (iv) gain (loss) on disposition of unconsolidated joint ventures, (v) gain (loss) on extinguishment of debt, and (vi) other items that are not indicative of the Company's operating performance. Cash Adjusted EBITDA represents Adjusted
EBITDA adjusted for straight-line rental income, amortization of above- and below-market rent and tenant inducements and straight-line ground rent expense. EBITDA, Adjusted EBITDA & Cash Adjusted EBITDA include unconsolidated joint venture, Montecito Marketplace, at pro rata share.

Gross Leasable Area or "GLA"	Represents the total amount of property square footage that can generate income by being leased to tenants.

Leased GLA	Aggregate GLA of all leases executed as of a given date, including those which the tenant has not yet opened for business and/or has not yet commenced the payment of rent.

LIBOR	London Interbank Offered Rate.

Metropolitan Statistical Area or "MSA"	Defined by the United States Office of Management and Budget (“OMB”) as a region associated with at least one urbanized area that has a population of at least 50,000 and comprises the central county or counties containing the core, plus adjacent outlying counties having a high degree of social and economic integration with the central county or counties as measured through commuting.

NAREIT	National Association of Real Estate Investment Trusts.

NAREIT Funds From Operations (“FFO")	NAREIT FFO is a supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures. A reconciliation of NAREIT FFO to net income is provided herein.
NAREIT defines FFO as net income (loss) in accordance with GAAP excluding (i) gain (loss) on disposition of operating properties, and (ii) extraordinary items, plus (iii) depreciation and amortization of operating properties, (iv) impairment of operating properties and real estate equity investments, and
(v) after adjustments for joint ventures calculated to reflect funds from operations on the same basis.

Net Effective Rent	Average annual base rent adjusted for any tenant incentive / allowance, tenant specific landlord work, third party leasing commissions and rent concessions, weighted by GLA over the lease term.

Net Operating Income or "NOI"	NOI is a supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of NOI to net income is provided herein.
Calculated as total property revenues in accordance with GAAP (base rent, percentage rents, expense reimbursements and other income) less direct property operating expenses (operating costs, real estate taxes and provisions for doubtful accounts). NOI excludes corporate level income
(including management, transaction, and other fees), lease termination fees, straight-line rental income, amortization of above- and below-market rent and tenant inducements, straight-line ground rent expense and the Company's unconsolidated joint venture, Montecito Marketplace.

NOI Yield	Calculated as projected NOI over the incremental third party costs of a given project.

Non-controlling Interests	Relate to the portion of Brixmor Operating Partnership LP ("OP”), a consolidated subsidiary, held by the non-controlling interest holders. As of June 30, 2016, the Company, through its 100% ownership of BPG Subsidiary, Inc., owns 98.82% of the OP. The remaining 1.18% is held by certain investment funds affiliated with the Blackstone Group L.P. and certain members of the Parent Company’s current and former management.

Non-owned Major Tenant	Also known as shadow anchor. Includes tenants that are situated on parcels which are owned by unrelated third parties, but, due to their location within or immediately adjacent to a shopping center, appear to the consumer as another retail tenant of the shopping center and, as a result, attract additional customer traffic to the center.

Percent Billed	Refers to the percentage of GLA where the tenant is currently paying rent.

Percent Leased	Refers to the percentage of GLA leased, includes lease agreements that have been signed but have not yet commenced.

PSF	Per square foot of GLA.

Redevelopment Properties	Larger scale projects that typically involve substantial demolition of a portion of the shopping center to accommodate new retailers.

Supplemental Disclosure - Three Months Ended June 30, 2016	Page 1

Rent Spread	Represents percentage change in cash ABR PSF in the first year of the new lease relative to cash ABR PSF in the last year of the old lease. Rent spreads are presented only for leases deemed comparable. Non-comparable leases include new leases signed on units that have been vacant for longer than
12 months and leases signed on first generation space.

Renewal Rent Spread	Includes leases renewed with the same tenant in the same location to extend the term of expiring leases.

Option Rent Spread	Includes renewal options exercised by tenants in the same location to extend the term of expiring leases.

Total Rent Spread	Combined spreads for new, renewal and option leases.

Same Property Net Operating Income	Same property NOI is a supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP
or Same Property NOI	performance measures. A reconciliation of same property NOI to net income is provided herein.
Calculated (using properties owned for the entirety of both periods excluding properties under development or pending stabilization), as rental income
(base rent, percentage rents, expense reimbursements and other property income) less rental operating expenses (operating costs, real estate taxes and provisions for doubtful accounts). Same property NOI includes unconsolidated joint venture, Montecito Marketplace, at pro rata share. Same property
NOI excludes corporate level income (including management, transaction and other fees), lease termination fees, straight-line rental income, amortization of above- and below-market rent and tenant inducements, straight-line ground rent expense and income / expense associated with the captive insurance entity.

Small Shop Spaces	Spaces of less than 10,000 sq. ft. of GLA.

Straight-line Rent	Non-cash revenue related to GAAP requirement to average the tenant's rent payments over the life of the lease, regardless of the actual cash collected in the period.

Year Built	Year of most recent anchor space repositioning / redevelopment or year built if no anchor space repositioning / redevelopment has occurred.

Non-GAAP Performance Measures

The Company's non-GAAP performance measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental financial results presented in accordance with GAAP.
Non-GAAP performance measures should not be considered as alternatives to or more meaningful than net income (determined in accordance with GAAP) or other GAAP financial measures, as indicators of financial performance and are not alternatives to cash flow from operating activities (determined in accordance with GAAP) as a measure of liquidity.
Computation of non-GAAP performance measures may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to similarly titled measures presented by such other REITs. Investors are cautioned that items excluded from non-GAAP performance measures are significant components in understanding and addressing financial performance.

The Company believes that the non-GAAP measures it presents are useful to investors for the following reasons:
• NAREIT FFO	NAREIT FFO assists investors in analyzing Brixmor’s comparative operating and financial performance because, by excluding gains and losses related to dispositions of previously depreciated operating properties, real estate-related depreciation and amortization of continuing operations and unconsolidated joint ventures (which can vary among owners of properties in similar condition based on historical cost accounting and useful life estimates) and impairment of operating properties, NAREIT FFO can help investors compare the operating performance of a company’s real estate between periods or as compared to different companies.

• EBITDA, Adjusted EBITDA & Cash Adjusted EBITDA	EBITDA, Adjusted EBITDA & Cash Adjusted EBITDA are utilized in various financial ratios as a measure of Brixmor's operational performance because EBITDA,
Adjusted EBITDA & Cash Adjusted EBITDA exclude various items that do not relate to or are not indicative of its operating performance. Accordingly, the use of EBITDA, Adjusted EBITDA & Cash Adjusted EBITDA in various ratios provides a meaningful performance measure as it relates to its ability to meet various coverage tests for the stated period.

• Same Property NOI	Same property NOI includes only the net operating income of properties owned and stabilized for the full period presented, which eliminates disparities in net income due to the acquisition, disposition or stabilization of properties during the period presented, and therefore, provides a more consistent metric for comparing the performance of properties. Management uses same property NOI to review operating results for comparative purposes with respect to previous periods or forecasts, and also to evaluate future prospects.

In addition, the Company presents these supplemental non-GAAP performance measures because the Company believes that these measures are helpful to and frequently used by securities analysts, investors and other interested parties in the evaluation of REITs.

Supplemental Disclosure - Three Months Ended June 30, 2016	Page 2

RESULTS OVERVIEW
Unaudited, dollars in thousands except per share and per square foot amounts

	Three Months Ended		Six Months Ended
Summary Financial Results	6/30/16	6/30/15	6/30/16	6/30/2015
Total revenues (page 6)	$310,057	$312,111	$633,161	$627,404
Net income attributable to common stockholders (page 6)	64,456	54,112	124,933	84,535
Net income attributable to common stockholders - per diluted share (page 6)	0.21	0.18	0.42	0.28
Adjusted EBITDA (page 7)	216,688	215,153	438,050	428,971
Cash adjusted EBITDA (page 7)	205,066	198,894	412,757	395,190
NAREIT FFO (page 8)	152,748	149,051	314,007	288,206
NAREIT FFO per share/OP Unit - diluted (page 8)	0.50	0.49	1.03	0.95
Items that impact FFO comparability, net per share (page 8)	(0.02)	0.00	(0.02)	(0.04)
Dividends declared per share/OP Unit (page 8)	0.245	0.225	0.490	0.450
Share/OP Unit dividend payout ratio (as % of NAREIT FFO) (page 8)	48.9%	45.9%	47.5%	47.5%
NOI (page 10)	225,614	217,872	446,976	432,885

	Three Months Ended
Summary Operating and Financial Ratios	6/30/16	3/31/16	12/31/15	9/30/15	6/30/15
NOI margin (page 10)	76.1%	72.9%	72.1%	74.6%	73.8%
Same property NOI (page 11) (1) (2)	3.5%	2.8%	n/a	3.6%	3.6%
Fixed charge coverage (page 13)	3.5x	3.6x	3.3x	3.1x	3.1x
Net principal debt to adjusted EBITDA (GAAP) (page 13)	6.7x	6.6x	6.7x	6.8x	6.8x
Net principal debt to adjusted EBITDA (cash) (page 13)	7.1x	7.0x	7.3x	7.3x	7.4x

Outstanding Classes of Stock and Partnership Units	At 6/30/16	At 3/31/16	At 12/31/15	At 9/30/15	At 6/30/15
Common shares outstanding (page 13)	301,099	299,248	299,138	298,489	298,489
Exchangeable OP Units held by non-controlling interests (page 13)	3,593	5,354	5,182	5,798	5,814
Total	304,692	304,602	304,320	304,287	304,303

Summary Portfolio Statistics	At 6/30/16	At 3/31/16	At 12/31/15	At 9/30/15	At 6/30/15
Number of properties (page 25)	516	518	518	519	519
Percent billed (page 25)	90.6%	90.4%	91.0%	90.9%	90.3%
Percent leased (page 25)	92.8%	92.4%	92.6%	92.6%	92.5%
ABR / SF (page 25)	$12.85	$12.85	$12.76	$12.68	$12.31
Total - new, renewal & option rent spread (page 27)	12.1%	10.9%	14.8%	15.2%	16.1%
New & renewal rent spread (page 27)	15.6%	16.3%	18.4%	22.2%	24.8%

(1) The Company did not report same property NOI for the quarter ended December 31, 2015. Same property NOI for the twelve months ended December 31, 2015 was 3.2%. The information presented for quarters ending June 30, 2015 and September 30, 2015 is as originally reported by the Company. As disclosed by the Company on February 8, 2016, in connection with an
Audit Committee review, a forensic accounting firm assisting the Audit Committee determined that the quarterly same property NOI percentages for June 30, 2015 and September 30,
2015 were 4.1% and 3.3%, respectively.
(2) Includes unconsolidated joint venture, Montecito Marketplace, at pro rata share.

Supplemental Disclosure - Three Months Ended June 30, 2016	Page 3

FINANCIAL SUMMARY

Supplemental Disclosure Three Months Ended June 30, 2016

CONSOLIDATED BALANCE SHEETS
Unaudited, dollars in thousands, except share information

	6/30/16	12/31/15
Assets
Real estate
Land	$2,010,074	$2,011,947
Buildings and tenant improvements	8,026,276	7,997,116
Construction in process	68,906	46,209
Lease intangibles	858,453	877,578
	10,963,709	10,932,850
Accumulated depreciation and amortization	(2,034,045)	(1,880,685)
Real estate, net	8,929,664	9,052,165
Investments in and advances to unconsolidated joint ventures	5,028	5,019
Cash and cash equivalents	114,272	69,528
Restricted cash	47,861	41,462
Marketable securities	28,752	23,001
Receivables, net of allowance for doubtful accounts of $16,166 and $16,587	169,824	180,486
Deferred charges and prepaid expenses, net	115,266	109,149
Other assets	17,122	17,197
Total assets	$9,427,789	$9,498,007

Liabilities
Debt obligations, net	$5,966,533	$5,974,266
Accounts payable, accrued expenses and other liabilities	560,215	603,439
Total liabilities	6,526,748	6,577,705

Equity
Common stock, $0.01 par value; authorized 3,000,000,000 shares;
301,098,930 and 299,138,450 shares outstanding	3,011	2,991
Additional paid in capital	3,287,330	3,270,246
Accumulated other comprehensive loss	(1,281)	(2,509)
Distributions in excess of net income	(423,018)	(400,945)
Total stockholders' equity	2,866,042	2,869,783
Non-controlling interests	34,999	50,519
Total equity	2,901,041	2,920,302
Total liabilities and equity	$9,427,789	$9,498,007

Supplemental Disclosure - Three Months Ended June 30, 2016	Page 5

CONSOLIDATED STATEMENTS OF OPERATIONS
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended		Six Months Ended
	6/30/16	6/30/15	6/30/16	6/30/15

Revenues
Rental income	$245,575	$244,030	$496,721	$487,600
Expense reimbursements	61,763	65,512	131,475	135,266
Other revenues	2,719	2,569	4,965	4,538
Total revenues	310,057	312,111	633,161	627,404

Operating expenses
Operating costs	31,415	30,667	66,466	65,827
Real estate taxes	38,683	43,974	83,074	88,163
Depreciation and amortization	95,818	104,441	196,297	212,985
Provision for doubtful accounts	1,621	2,525	4,361	5,020
Impairment of real estate assets	—	—	—	807
General and administrative	27,198	20,285	47,922	51,000
Total operating expenses	194,735	201,892	398,120	423,802

Other income (expense)
Dividends and interest	319	90	392	184
Interest expense	(56,184)	(62,158)	(113,627)	(124,722)
Gain on sale of real estate assets	7,782	9,224	7,782	9,224
Gain on extinguishment of debt, net	93	493	93	785
Other	(1,981)	(2,811)	(2,888)	(2,995)
Total other expense	(49,971)	(55,162)	(108,248)	(117,524)

Income before equity in income of unconsolidated joint ventures	65,351	55,057	126,793	86,078
Equity in income of unconsolidated joint ventures	119	110	226	225
Net income	65,470	55,167	127,019	86,303
Net income attributable to non-controlling interests	(1,014)	(1,055)	(2,086)	(1,768)
Net income attributable to common stockholders	$64,456	$54,112	$124,933	$84,535

Per common share:
Net income attributable to common stockholders:
Basic	$0.21	$0.18	$0.42	$0.28
Diluted	$0.21	$0.18	$0.42	$0.28
Weighted average shares:
Basic	299,872	298,464	299,526	297,332
Diluted	300,204	298,994	304,861	304,719

Supplemental Disclosure - Three Months Ended June 30, 2016	Page 6

EBITDA
Unaudited, dollars in thousands

	Three Months Ended		Six Months Ended
	6/30/16	6/30/15	6/30/16	6/30/15

Net income	$65,470	$55,167	$127,019	$86,303
Interest expense - continuing operations	56,184	62,158	113,627	124,722
Interest expense - unconsolidated joint ventures	42	43	84	86
Federal and state taxes	980	1,198	1,789	2,066
Depreciation and amortization - continuing operations	95,818	104,441	196,297	212,985
Depreciation and amortization - unconsolidated joint ventures	20	21	45	43
EBITDA	$218,514	$223,028	$438,861	$426,205

EBITDA	$218,514	$223,028	$438,861	$426,205
Gain on disposition of operating properties	(7,782)	(9,224)	(7,782)	(9,224)
Gain on extinguishment of debt, net	(93)	(493)	(93)	(785)
Impairment of real estate assets	—	—	—	807
Executive equity based compensation (1)	2,725	—	88	—
Executive severance expenses	2,260	—	2,260	—
Shareholder equity offering expenses	450	355	450	606
Litigation and other non-routine legal expenses	344	—	344	—
Property acquisition expenses	211	1,487	211	1,487
Audit committee review expenses	59	—	3,711	—
Non-recurring charge related to pre-IPO compensation programs	—	—	—	9,875
Total adjustments	(1,826)	(7,875)	(811)	2,766
Adjusted EBITDA	216,688	215,153	438,050	428,971
Straight-line rental income (2)	(3,658)	(5,333)	(6,514)	(9,306)
Amortization of above- and below-market rent and tenant inducements, net (3)	(8,865)	(10,915)	(19,676)	(24,452)
Straight-line ground rent expense (income)	901	(11)	897	(23)
Total adjustments	(11,622)	(16,259)	(25,293)	(33,781)
Cash adjusted EBITDA	$205,066	$198,894	$412,757	$395,190

(1) Represents equity based compensation expense associated with executive departures for the three and six months ended June 30, 2016.
(2) Includes unconsolidated joint venture Montecito Marketplace straight-line rental income of $1 and $5 at pro rata share for the three and six months ended June 30, 2016, respectively and $3 at pro rata share for the three and six months ended June 30, 2015.
(3) Includes unconsolidated joint venture Montecito Marketplace amortization of above- and below-market rent and tenant inducements of $8 and $15 at pro rata share for the three and six months ended June 30, 2016, respectively and $8 and $15 at pro rata share for the three and six months ended June 30, 2015.

Supplemental Disclosure - Three Months Ended June 30, 2016	Page 7

FUNDS FROM OPERATIONS (FFO)
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended		Six Months Ended
	6/30/16	6/30/15	6/30/16	6/30/15

Net income	$65,470	$55,167	$127,019	$86,303
Gain on disposition of operating properties	(7,782)	(9,224)	(7,782)	(9,224)
Depreciation and amortization- real estate related- continuing operations	95,040	103,087	194,725	210,277
Depreciation and amortization- real estate related- unconsolidated joint ventures	20	21	45	43
Impairment of operating properties	—	—	—	807
NAREIT FFO	$152,748	$149,051	$314,007	$288,206

NAREIT FFO per share/OP Unit - diluted	$0.50	$0.49	$1.03	$0.95
Weighted average shares/OP Units outstanding - basic and diluted (1)	304,920	304,826	304,861	304,730

Items that impact FFO comparability
Executive equity based compensation (2)	$(2,725)	$—	$(88)	$—
Executive severance expenses	(2,260)	—	(2,260)	—
Shareholder equity offering expenses	(450)	(355)	(450)	(606)
Litigation and other non-routine legal expenses	(344)	—	(344)	—
Property acquisition expenses	(211)	(1,487)	(211)	(1,487)
Audit committee review expenses	(59)	—	(3,711)	—
Non-recurring charge related to pre-IPO compensation programs	—	—	—	(9,875)
Gain on extinguishment of debt, net	93	493	93	785
Total items that impact FFO comparability	$(5,956)	$(1,349)	$(6,971)	$(11,183)
Items that impact FFO comparability, net per share	$(0.02)	$0.00	$(0.02)	$(0.04)

Additional Disclosures
Straight-line rental income (3)	$3,658	$5,333	$6,514	$9,306
Amortization of above- and below-market rent and tenant inducements, net (4)	8,865	10,915	19,676	24,452
Straight-line ground rent (expense) income	(901)	11	(897)	23

Dividends declared per share/OP Unit	$0.245	$0.225	$0.490	$0.450
Shares/OP Unit dividends declared	$74,649	$68,468	$149,281	$136,934
Share/OP Unit dividend payout ratio (as % of NAREIT FFO)	48.9%	45.9%	47.5%	47.5%

(1) Basic and diluted shares/OP Units outstanding reflects an assumed conversion of vested OP Units to common stock of the Company and the vesting of certain equity awards.
(2) Represents equity based compensation expense associated with executive departures for the three and six months ended June 30, 2016.
(3) Includes unconsolidated joint venture Montecito Marketplace straight-line rental income of $1 and $5 at pro rata share for the three and six months ended June 30, 2016, respectively and $3 at pro rata share for the three and six months ended June 30, 2015.
(4) Includes unconsolidated joint venture Montecito Marketplace amortization of above- and below-market rent and tenant inducements of $8 and $15 at pro rata share for the three and six months ended June 30, 2016, respectively and $8 and $15 at pro rata share for the three and six months ended June 30, 2015.

Supplemental Disclosure - Three Months Ended June 30, 2016	Page 8

SUPPLEMENTAL BALANCE SHEET DETAIL
Unaudited, dollars in thousands

	6/30/16	12/31/15

Receivables, net
Straight-line rent receivable	$94,535	$87,417
Tenant receivables	84,452	100,769
Allowance for doubtful accounts	(16,166)	(16,587)
Other	7,003	8,887
Total receivables, net	$169,824	$180,486

Deferred charges and prepaid expenses, net
Deferred charges, net	$95,585	$88,998
Prepaid expenses, net	19,681	20,151
Total deferred charges and prepaid expenses, net	$115,266	$109,149

Other assets
Furniture, fixtures and leasehold improvements, net	$13,961	$15,148
Other	3,161	2,049
Total other assets	$17,122	$17,197

Accounts payable, accrued expenses and other liabilities
Accounts payable and accrued expenses	$191,085	$213,964
Dividends payable	75,526	75,973
Below market leases, net	243,796	268,573
Other	49,808	44,929
Total accounts payable, accrued expenses and other liabilities	$560,215	$603,439

Supplemental Disclosure - Three Months Ended June 30, 2016	Page 9

NOI DETAIL, SUPPLEMENTAL STATEMENT OF OPERATIONS DETAIL, OPERATING RATIOS & ADDITIONAL DISCLOSURES
Unaudited, dollars in thousands

	Three Months Ended		Six Months Ended
	6/30/16	6/30/15	6/30/16	6/30/15
Net Operating Income Detail (1)(2)
Base rent	$228,338	$222,400	$456,423	$445,005
Ancillary and other	3,955	5,102	7,755	8,130
Expense reimbursements	61,763	65,512	131,475	135,266
Percentage rents	2,376	2,035	4,327	3,517
Operating costs	(30,514)	(30,678)	(65,569)	(65,850)
Real estate taxes	(38,683)	(43,974)	(83,074)	(88,163)
Provision for doubtful accounts	(1,621)	(2,525)	(4,361)	(5,020)
Net operating income	$225,614	$217,872	$446,976	$432,885

Operating Ratios
NOI margin (NOI / total revenues)	76.1%	73.8%	74.5%	73.1%
Expense recovery ratio (expense reimbursements / (operating costs + real estate taxes))	89.3%	87.8%	88.5%	87.8%

Reconciliation of net operating income to net income attributable to common stockholders
Net operating income	$225,614	$217,872	$446,976	$432,885
Lease termination fees	766	285	6,363	719
Straight-line rental income	3,659	5,336	6,519	9,309
Amortization of above- and below-market rent and tenant inducements, net	8,857	10,907	19,661	24,437
Fee income	343	534	638	1,021
Straight-line ground rent (expense) income	(901)	11	(897)	23
Depreciation and amortization	(95,818)	(104,441)	(196,297)	(212,985)
Impairment of real estate assets	—	—	—	(807)
General and administrative	(27,198)	(20,285)	(47,922)	(51,000)
Total other expense	(49,971)	(55,162)	(108,248)	(117,524)
Equity in income of unconsolidated joint ventures	119	110	226	225
Net income attributable to non-controlling interests	(1,014)	(1,055)	(2,086)	(1,768)
Net income attributable to common stockholders	$64,456	$54,112	$124,933	$84,535

Supplemental Statement of Operations Detail
Rental income
Base rent	$228,338	$222,400	$456,423	$445,005
Lease termination fees	766	285	6,363	719
Straight-line rental income	3,659	5,336	6,519	9,309
Amortization of above- and below-market rent and tenant inducements, net	8,857	10,907	19,661	24,437
Ancillary and other	3,955	5,102	7,755	8,130
Total rental income	$245,575	$244,030	$496,721	$487,600

Other revenues
Percentage rents	$2,376	$2,035	$4,327	$3,517
Fee income	343	534	638	1,021
Total other revenues	$2,719	$2,569	$4,965	$4,538

Other (income) expense
Interest expense
Mortgage and note interest, excluding capitalized interest	$44,536	$53,275	$90,064	$107,042
Unsecured credit facility and term loan interest	13,985	12,472	28,616	24,924
Capitalized interest	(582)	(819)	(1,169)	(1,475)
Deferred financing cost amortization	1,952	2,043	3,888	4,090
Debt (premium) discount amortization, net	(3,707)	(4,813)	(7,772)	(9,859)
Total interest expense	$56,184	$62,158	$113,627	$124,722

Other
Federal and state taxes	$980	$1,198	$1,789	$2,066
Other	1,001	1,613	1,099	929
Total other	$1,981	$2,811	$2,888	$2,995

Additional Disclosures
Equity based compensation (3)	6,160	2,597	4,578	15,548
Capitalized direct leasing compensation costs	3,704	3,769	7,812	7,565
Capitalized direct construction compensation costs	1,555	1,442	3,117	3,050
Straight-line ground rent expense (income) (4)	901	(11)	897	(23)

(1) NOI excludes unconsolidated joint venture, Montecito Marketplace, NOI of $186 and $369 at pro rata share for the three and six months ended June 30, 2016, respectively.
(2) NOI excludes lease termination fees, straight-line rental income, amortization of above- and below-market rent and tenant inducements, and straight-line ground rent expense.
(3) Represents non-cash equity based compensation amortization, including expense associated with the executive departures of $2,725 and $88 for the three and six months ended June 30, 2016, respectively; and a non-recurring charge related to pre-IPO compensation programs of $9,875 for the six months ended June 30, 2015.

(4) Straight-line ground rent expense (income) is included in Operating expenses on the Consolidated Statements of Operations.

Supplemental Disclosure - Three Months Ended June 30, 2016	Page 10

SAME PROPERTY NOI ANALYSIS & RECONCILIATION OF NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS
Unaudited, dollars in thousands

	Three Months Ended			Six Months Ended
	6/30/16	6/30/15	Change	6/30/16	6/30/15	Change
Same Property NOI Analysis
Number of properties	514	514	—	514	514	—
Percent billed	90.5%	90.2%	0.3%	90.5%	90.2%	0.3%
Percent leased	92.8%	92.4%	0.4%	92.8%	92.4%	0.4%

Revenues
Base rent	$227,487	$221,464		$454,436	$442,869
Ancillary and other	3,951	5,095		7,730	8,116
Expense reimbursements	61,627	65,536		130,963	135,241
Percentage rents	2,360	2,062		4,306	3,547
	295,425	294,157	0.4%	597,435	589,773	1.3%
Operating expenses
Operating costs	(30,506)	(30,494)		(65,498)	(65,760)
Real estate taxes	(38,500)	(44,065)		(82,687)	(88,121)
Provision for doubtful accounts	(1,630)	(2,491)		(4,395)	(4,916)
	(70,636)	(77,050)	(8.3)%	(152,580)	(158,797)	(3.9%)
Same property NOI(1)	$224,789	$217,107	3.5%	$444,855	$430,976	3.2%

Same property NOI excluding redevelopments (2)	$224,569	$216,911	3.5%	$444,442	$430,579	3.2%

NOI margin	76.1%	73.8%	3.1%	74.5%	73.1%	1.9%
Expense recovery ratio	89.3%	87.9%	1.6%	88.4%	87.9%	0.6%

Percent contribution to same property NOI growth:
	Change	Percent Change		Change	Percent Change
Base rent	$6,023	2.7%		$11,567	2.7%
Ancillary and other	(1,144)	(0.5)%		(386)	(0.1%)
Net recoveries	1,644	0.8%		1,418	0.3%
Percentage rents	298	0.1%		759	0.2%
Provision for doubtful accounts	861	0.4%		521	0.1%
		3.5%			3.2%

Reconciliation of Net Income Attributable to Common Stockholders to Same Property NOI
Same property NOI (1)	$224,789	$217,107		$444,855	$430,976
Adjustments:
Non-same property NOI	1,011	951		2,490	2,274
Lease termination fees	766	285		6,363	719
Straight-line rental income	3,659	5,336		6,519	9,309
Amortization of above- and below-market rent and tenant inducements, net	8,857	10,907		19,661	24,437
Fee Income	343	534		638	1,021
Straight-line ground rent (expense) income	(901)	11		(897)	23
Depreciation and amortization	(95,818)	(104,441)		(196,297)	(212,985)
Impairment of real estate assets	—	—		—	(807)
General and administrative	(27,198)	(20,285)		(47,922)	(51,000)
Total other expense	(49,971)	(55,162)		(108,248)	(117,524)
Equity in income of unconsolidated joint ventures	119	110		226	225
Pro rata share of same property NOI of unconsolidated joint ventures	(186)	(186)		(369)	(365)
Net income attributable to non-controlling interests	(1,014)	(1,055)		(2,086)	(1,768)

Net income attributable to common stockholders	$64,456	$54,112		$124,933	$84,535

(1) Includes unconsolidated joint venture, Montecito Marketplace, at pro rata share.
(2) Excludes one redevelopment property.

Supplemental Disclosure - Three Months Ended June 30, 2016	Page 11

CAPITAL EXPENDITURES
Unaudited, dollars in thousands

	Three Months Ended	Six Months Ended
	6/30/16	6/30/16

Leasing related:
Anchor space repositioning and redevelopment	$26,651	$44,204
Tenant improvements and tenant inducements	16,846	32,820
External leasing commissions	2,133	3,964
	45,630	80,988

New development	130	156

Maintenance capital expenditures	3,615	4,206
	$49,375	$85,350

Supplemental Disclosure - Three Months Ended June 30, 2016	Page 12

CAPITALIZATION, LIQUIDITY & DEBT RATIOS
Unaudited, dollars in thousands

		6/30/16	12/31/15
Equity Capitalization:
Common shares outstanding		301,099	299,138
Exchangeable OP Units held by non-controlling interests		3,593	5,182
		304,692	304,320
Common share price		$26.46	$25.82
Total equity capitalization		$8,062,150	$7,857,542

Debt:
Revolving credit facility		$—	$416,000
Term loans		2,100,000	2,100,000
Unsecured notes		1,818,453	1,218,453
Secured mortgages		2,048,216	2,226,763
Total principal debt		5,966,669	5,961,216
Add: Net unamortized premium		23,891	35,832
Less: Deferred financing fees		(24,027)	(22,782)
Total debt		5,966,533	5,974,266
Less: cash, cash equivalents and restricted cash		(162,133)	(110,990)
Net debt		$5,804,400	$5,863,276

Total market capitalization:		$13,866,550	$13,720,818

Liquidity:
Cash and cash equivalents and restricted cash		$162,133	$110,990
Available under unsecured credit facility		1,250,000	834,000
		$1,412,133	$944,990

Ratios:
Principal debt to total market capitalization		43.0%	43.4%
Principal debt to total assets, before depreciation		52.1%	52.4%
Secured principal debt to total assets, before depreciation		17.9%	19.6%
Net principal debt to adjusted EBITDA (GAAP)		6.7x	6.7x
Net principal debt to adjusted EBITDA (cash)		7.1x	7.3x
Unencumbered assets to unsecured debt		1.9x	1.9x
Interest coverage (adjusted EBITDA / interest expense)		3.9x	3.7x
Debt service coverage (adjusted EBITDA / (interest expense + scheduled principal payments))		3.5x	3.3x
Fixed charge coverage (adjusted EBITDA / (interest expense + scheduled principal payments + preferred dividends))		3.5x	3.3x

		6/30/2016
Percentage of total debt:
Fixed		89.9%
Floating		10.1%
Unencumbered summary:
Percent of properties		63.9%
Percent of NOI		62.8%
Weighted average maturity (years):
Fixed		4.38
Floating		2.72
Total		4.21

Credit Ratings & Outlook:

Fitch Ratings	BBB-	Stable
Moody's Investors Service	Baa3	Negative
Standard & Poor's Ratings Services	BBB-	Negative

Excludes unconsolidated joint venture, Montecito Marketplace.

Supplemental Disclosure - Three Months Ended June 30, 2016	Page 13

DEBT OVERVIEW
Unaudited, dollars in thousands

Maturity Schedule - Debt obligations						Weighted Avg Interest Rate on Scheduled Maturities

	Year		Scheduled Amortization	Scheduled Maturities	Total			Adjusted Total (2)
	2016		$12,017	$687,133	$699,150	5.43%		$699,150
	2017		21,842	327,817	349,659	6.43%		349,659
	2018		19,476	1,500,000	1,519,476	2.24%		1,019,476
	2019		20,126	600,000	620,126	1.90%		620,126
	2020		15,212	751,365	766,577	6.17%		766,577
	2021		—	186,228	186,228	6.24%		686,228
	2022		—	500,000	500,000	3.88%		500,000
	2023		—	—	—	—		—
	2024		—	7,000	7,000	4.40%		7,000
	2025		—	700,000	700,000	3.85%		700,000
	2026+		—	618,453	618,453	4.22%		618,453
	Total Debt Maturities (1)		$88,673	$5,877,996	$5,966,669	3.98%		$5,966,669

			Net unamortized discount on notes		(8,358)
			Net unamortized premiums on mortgages		32,249
			Deferred financing costs		(24,027)
			Debt obligations, net		$5,966,533

Detailed Maturity Schedule - Debt obligations
	Fixed Rate Secured Mortgages			Fixed Rate Unsecured Notes (3)		Variable Rate Unsecured Credit Facility / Fixed Rate Unsecured Credit Facility (3)

Year	Scheduled Amortization	Scheduled Maturities	Weighted Avg Interest Rate on Scheduled Maturities	Scheduled Maturities	Weighted Avg Interest Rate on Scheduled Maturities	Scheduled Maturities	Weighted Avg Interest Rate on Scheduled Maturities	Adjusted Scheduled Maturities (2)
2016	$12,017	$687,133	5.43%	$—	—	$—	—	$—
2017	21,842	327,817	6.43%	—	—	—	—	—
2018	19,476	—	—	—	—	1,500,000	2.24%	1,000,000
2019	20,126	—	—	—	—	600,000	1.90%	600,000
2020	15,212	751,365	6.17%	—	—	—	—	—
2021	—	186,228	6.24%	—	—	—	—	500,000
2,022	—	—	—	500,000	3.88%	—	—	—
2,023	—	—	—	—	—	—	—	—
2024	—	7,000	4.40%	—	—	—	—	—
2025	—	—	—	700,000	3.85%	—	—	—
2026+	0	—	—	618,453	4.22%	—	—	—
Total Debt Maturities	$88,673	$1,959,543	5.84%	$1,818,453	3.98%	$2,100,000	2.14%	$2,100,000

(1) Excludes unconsolidated joint venture, Montecito Marketplace, debt obligations of $2,852 at pro rata share.
(2) Represents scheduled maturities adjusted for the July 2016 amendments to the $2.75 billion corporate credit facility, including the extension of the maturity date for the $1.25 billion revolving credit facility to July 31, 2020 and reallocation of the

$1.5 billion term loan into two tranches. The Tranche A term loan of $1.0 billion, which matures on July 31, 2018 and the Tranche B term loan of $500 million, which matures on July 31, 2021.
(3) No scheduled amortization until maturity dates.

Supplemental Disclosure - Three Months Ended June 30, 2016	Page 14

SUMMARY OF OUTSTANDING DEBT
Unaudited, dollars in thousands

		Number of	Outstanding	Actual	Maturity	Percent of
Loan / Property Name	MSA	Properties	Balance	Interest Rate	Date	Total Indebtedness

FIXED RATE DEBT:
Secured Mortgages
REIT 16 LP 220	—	14	$220,936	5.39%	11/1/16	3.70%
REIT 14 LP 226	—	14	226,109	5.44%	12/1/16	3.79%
REIT 15 LP 233	—	15	233,977	5.44%	12/9/16	3.92%
Dublin Village *	Dublin, GA	1	6,157	5.78%	12/11/16	0.10%
Conyers Plaza I *	Atlanta-Sandy Springs-Roswell, GA	1	10,800	5.77%	1/1/17	0.18%
Freshwater - Stateline Plaza	Hartford-West Hartford-East Hartford, CT	1	17,582	8.00%	2/1/17	0.30%
Greensboro Village	Nashville-Davidson--Murfreesboro--Franklin, TN	1	8,650	5.52%	2/11/17	0.15%
LP - JPM 300	—	18	287,046	6.38%	9/1/17	4.81%
Whitaker Square	Winston-Salem, NC	1	8,941	6.32%	12/1/17	0.15%
Christmas Tree Plaza	New Haven-Milford, CT	1	2,244	7.89%	5/11/18	0.04%
LP - JPM CMBS	—	71	449,418	6.27%	8/1/20	7.53%
Monroe ShopRite Plaza	New York-Newark-Jersey City, NY-NJ-PA	1	8,267	6.50%	8/1/20	0.14%
Bethel Park Shopping Center	Pittsburgh, PA	1	9,606	6.50%	8/1/20	0.16%
Ivyridge	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1	13,401	6.50%	8/1/20	0.23%
Roosevelt Mall	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1	47,772	6.50%	8/1/20	0.80%
Inland (Brixmor/IA, LLC) - Pool A	—	9	99,152	5.91%	12/6/20	1.66%
Inland (Brixmor/IA, LLC) - Pool B	—	8	90,812	5.91%	12/6/20	1.52%
Inland (Brixmor/IA, LLC) - Pool C	—	7	97,422	5.91%	12/31/20	1.63%
REIT 20 LP 51 A	—	4	47,087	6.24%	1/6/21	0.79%
REIT 20 LP 45 B	—	4	42,336	6.24%	1/6/21	0.71%
REIT 20 LP 42 C	—	4	39,577	6.24%	1/6/21	0.66%
REIT 20 LP 37 D	—	3	34,177	6.24%	1/6/21	0.57%
REIT 20 LP 43 E	—	4	39,747	6.24%	1/6/21	0.67%
Larchmont Centre	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1	7,000	4.40%	3/1/24	0.12%
TOTAL FIXED RATE SECURED MORTGAGES			2,048,216			34.33%

Unsecured Credit Facility
Term Loan Facility (1)	—	—	$1,500,000	2.24%	7/31/18	25.14%
TOTAL FIXED RATE UNSECURED CREDIT FACILITY			1,500,000			25.14%

Unsecured Notes
3.88%, 2022 Brixmor OP Notes	—	—	$500,000	3.88%	8/15/22	8.38%
3.85%, 2025 Brixmor OP Notes	—	—	700,000	3.85%	2/28/25	11.73%
4.13%, 2026 Brixmor OP Notes	—	—	600,000	4.13%	6/15/26	10.06%
7.97%, 2026 Brixmor LLC Notes	—	—	694	7.97%	8/14/26	0.01%
7.65%, 2026 Brixmor LLC Notes	—	—	6,100	7.65%	11/2/26	0.10%
7.68%, 2026 Brixmor LLC Notes I	—	—	748	7.68%	11/2/26	0.01%
6.90%, 2028 Brixmor LLC Notes I	—	—	2,222	6.90%	2/15/28	0.04%
6.90%, 2028 Brixmor LLC Notes II	—	—	5,486	6.90%	2/15/28	0.09%
7.50%, 2029 Brixmor LLC Notes	—	—	3,203	7.50%	7/30/29	0.05%
TOTAL FIXED RATE UNSECURED NOTES			1,818,453			30.47%

TOTAL FIXED RATE DEBT			$5,366,669			89.94%

Supplemental Disclosure - Three Months Ended June 30, 2016	Page 15

SUMMARY OF OUTSTANDING DEBT
Unaudited, dollars in thousands

		Number of	Outstanding	Actual	Maturity	Percent of
Loan / Property Name	MSA	Properties	Balance	Interest Rate	Date	Total Indebtedness
VARIABLE RATE DEBT:
Unsecured Credit Facility
Revolving Credit Facility - L+140bps	—	—	$—	1.90%	7/31/17	—
Term Loan Facility - L+140bps	—	—	600,000	1.90%	3/18/19	10.06%
	TOTAL VARIABLE RATE UNSECURED CREDIT FACILITY		600,000			10.06%

TOTAL VARIABLE RATE DEBT			$600,000			10.06%

TOTAL DEBT OBLIGATIONS			$5,966,669			100.00%

		Net unamortized discount on notes	(8,358)
		Net unamortized premiums on mortgages	32,249
		Deferred financing costs	(24,027)
		DEBT OBLIGATIONS, NET	$5,966,533

* Indicates property is part of a larger shopping center.
(1) Term loan facility has been swapped from 1 month Libor to fixed at a combined rate of 0.844% (spread of 140bps).

Supplemental Disclosure - Three Months Ended June 30, 2016	Page 16

UNSECURED OP NOTES COVENANT DISCLOSURE
Unaudited, dollars in thousands

Covenants	As of 6/30/16

I. Aggregate debt test	< 65%	52.8%
Total Debt	5,966,533
Total Assets	11,291,753

II. Secured debt test	< 40%	18.4%
Total Secured Debt	2,079,474
Total Assets	11,291,753

III. Unencumbered asset ratio	> 150%	186.2%
Total Unencumbered Assets	7,239,266
Unsecured Debt	3,887,059

IV. Debt service test	> 1.5x	3.7x
Consolidated EBITDA	876,100
Annual Debt Service Charge	237,217

Definitions for unsecured notes covenants:

Debt:	Debt means, with respect to any person, any:
• indebtedness of such person in respect of borrowed money or evidenced by bonds, notes, debentures or similar instruments,
• indebtedness secured by any Lien on any property or asset owned by such person, but only to the extent of the lesser of (a) the amount of indebtedness so secured and (b) the fair market value (determined in good faith by the Operating Partnership) of the property subject to such Lien,
• reimbursement obligations, contingent or otherwise, in connection with any letters of credit actually issued or amounts representing the balance deferred and unpaid of the purchase price of any property except any such balance that constitutes an accrued expense or trade payable, or
• any lease of property by such person as lessee which is required to be reflected on such person’s balance sheet as a capitalized lease in accordance with GAAP;
in the case of items of indebtedness under (i) through (iii) above to the extent that any such items (other than letters of credit) would appear as liabilities on such person’s balance sheet in accordance with GAAP; provided, however, that the term “Debt” will (1) include, to the extent not otherwise included, any non-contingent obligation of such person to be liable for, or to pay, as obligor, guarantor or otherwise (other than for purposes of collection in the ordinary course of business), Debt of the types referred to above of another person, other than obligations to be liable for the Debt of another person solely as a result of non-recourse carveouts (it being understood that Debt shall be deemed to be incurred by such person whenever such person shall create, assume, guarantee or otherwise become liable in respect thereof) and (2) exclude any such indebtedness (or obligation referenced in clause (1) above)
that has been the subject of an “in substance” defeasance in accordance with GAAP and Intercompany Indebtedness that is subordinate in right of payment to the notes (or an obligation to be liable for, or to pay, Intercompany Indebtedness that is subordinate in right of payment to the notes).

Total Assets:	The sum of, without duplication: (i) Undepreciated Real Estate Assets and (ii) all other assets (excluding accounts receivable and non-real estate intangibles)
of Brixmor OP and its Subsidiaries, all determined on a consolidated basis in accordance with GAAP.

Total Unencumbered Assets:	The sum of, without duplication: (i) those Undepreciated Real Estate Assets which are not subject to a Lien securing Debt; and (ii) all other assets (excluding accounts receivable and non-real estate intangibles) of us and our Subsidiaries not subject to a Lien securing Debt, all determined on a consolidated basis in accordance with GAAP; provided, however, that, in determining Total Unencumbered Assets as a percentage of outstanding Unsecured Debt for purposes of the covenant set forth above in “Certain Covenants—Maintenance of Total Unencumbered Assets,” all investments in unconsolidated limited partnerships, unconsolidated limited liability companies and other unconsolidated entities shall be excluded from Total Unencumbered Assets.

Unsecured Debt:	Debt of Brixmor OP or any of its Subsidiaries which is not secured by a Lien on any property or assets of Brixmor OP or any of its Subsidiaries.

Consolidated EBITDA:	For any period means Consolidated Net Income of Brixmor OP and its Subsidiaries for such period, plus amounts which have been deducted and minus amounts which have been added for, without duplication: (i) interest expense on Debt; (ii) provision for taxes based on income; (iii) amortization of debt discount, premium and deferred financing costs; (iv) the income or expense attributable to transactions involving derivative instruments that do not qualify for hedge accounting in accordance with GAAP; (v) impairment losses and gains on sales or other dispositions of properties and other investments;
(vi) depreciation and amortization; (vii) net amount of extraordinary items or non-recurring items, as may be determined by us in good faith;
(viii) amortization of deferred charges; (ix) gains or losses on early extinguishment of debt; and (x) noncontrolling interests; all determined on a consolidated basis in accordance with GAAP.

Annual Debt Service Charge:	For any period, the interest expense of Brixmor OP and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP.

Note: For full detailed descriptions of the OP Unsecured Notes Covenant calculations and definitions of capitalized terms please refer to the Prospectus Supplement filed by the OP with the
Securities and Exchange Commission on January 15, 2015 and August 3, 2015 and the notes and indenture incorporated therein by reference.

Supplemental Disclosure - Three Months Ended June 30, 2016	Page 17

UNSECURED CREDIT FACILITY COVENANT DISCLOSURE
Unaudited, dollars in thousands

	Covenants	As of 6/30/16

I. Leverage ratio	< 60%	43.5%
Total Outstanding Indebtedness		5,969,521
Balance Sheet Cash		170,596
Total Asset Value		13,338,419

II. Secured leverage ratio	< 40%	14.1%
Total Secured Indebtedness		2,051,068
Balance Sheet Cash		170,596
Total Asset Value		13,338,419

III. Unsecured leverage ratio	< 60%	44.7%
Total Unsecured Indebtedness		3,918,453
Unrestricted Cash		122,735
Unencumbered Asset Value		8,490,694

IV. Fixed charge coverage ratio	> 1.5x	3.4x
Total Net Operating Income		930,779
Capital Expenditure Reserve		13,008
Fixed Charges		266,227

Definitions for line of credit covenants:

Total Outstanding Indebtedness:
Total Indebtedness including capital leases, financing liabilities, redeemable non-controlling interests, letters of credit, guarantee obligations, and the Company's applicable share of joint venture Indebtedness.

Balance Sheet Cash:	Cash and cash equivalents, Restricted cash, and certain Marketable securities.

Total Asset Value:
An amount equal to the sum of the following for the Company and the Company's applicable share of its joint ventures: (i) Net Operating Income from Stabilized Projects for the most recent six months annualized divided by 7.00%, (ii) the amount of Management Fees received by the Company for the most recent six months annualized divided by 7.00%, (iii) Acquisition Assets valued at the higher of their capitalization value (Net Operating Income for the most recent six months annualized divided by 7.00%) or acquisition cost, (iv) undepreciated Book Value of Land, (v) undepreciated Book Value of Assets Under Development, (vi) undepreciated Book Value of Non-Stabilized Projects, (vii) value of Mezzanine Debt Investments, (viii) value of all First Mortgage Receivables. The aggregate contributions to Total Asset Value from items (v), (vi), and (vii) above shall not exceed 35% of Total Asset Value.

Total Secured Indebtedness:	All indebtedness that is secured by a lien on any asset.
Total Unsecured Indebtedness:	All Indebtedness that is not Secured Indebtedness.

Unrestricted Cash:	Cash and cash equivalents, and certain marketable securities but excluding restricted cash.

Unencumbered Asset Value:	Total Asset Value from Unencumbered Assets.

Unencumbered Assets:
Any acquisition asset, land, operating property and any asset under development located in the Unites States which, as of any date of determination is not subject to any liens, claims, or restrictions on transferability or assignability of any kind other than (i) permitted encumbrances or liens in favor of the administrative agent and (ii) customary restrictions on transferability that result in a change of control or that trigger a right of first offer or right of first refusal.

Total Net Operating Income:
For the Company and the Company's applicable share of its joint ventures, as determined in accordance with GAAP, an amount equal to (i) the aggregate rental income and other revenues from the operation of all real estate assets, including from straight-lined rent and amortization of above- and below-market leases minus (ii) all expenses and other charges incurred in connection with the operation of such real estate assets but excluding the payment of or provision for debt service charges, income taxes, capital expenses, depreciation, amortization and other non-cash expenses.

Fixed Charges:
For any period, the sum of (i) total interest expense, (ii) all scheduled principal payments due on account of total outstanding indebtedness (excluding balloon payments) and (iii) all dividends payable on account of preferred stock or preferred operating partnership units of the borrower or any other person in the consolidated group.

Capital Expenditure Reserve:	For any Operating Property, an amount equal to (i) $0.15 multiplied by (ii) the number of square feet of such Operating Property.

Note: For full detailed descriptions of the Credit Facility Covenant calculations and definitions of capitalized terms please refer to the Revolving Credit and Term Loan Agreement, dated as of July 16, 2013 filed as Exhibit 10.6 to Amendment No. 1 to Form S-11, filed with the Securities and Exchange Commission on August 23, 2013.

Supplemental Disclosure - Three Months Ended June 30, 2016	Page 18

INVESTMENT SUMMARY

Supplemental Disclosure Three Months Ended June 30, 2016

ACQUISITIONS
Dollars in thousands

Property Name	Property Type (1)	MSA	Purchase Date	Purchase Amount	GLA / Acres	Percent Leased	ABR/ SF	Major Tenants

Three Months Ended March 31, 2016
Land adjacent to Western Village	L	Cincinnati, OH-KY-IN	1/15/16	$50	0.13 acres	—	—	—
Outparcel at Dickson City Crossings	O	Scranton--Wilkes-Barre--Hazleton, PA	1/15/16	1,020	1.8 acres	—	—	—
Land at Keith Bridge Commons	L	Atlanta-Sandy Springs-Roswell, GA	1/29/16	100	0.32 acres	—	—	—
				$1,170	2.25 acres

		TOTAL - THREE MONTHS ENDED 3/31/16		$1,170	2.25 acres

(1) O - Outparcel, L - Land.

Supplemental Disclosure - Three Months Ended June 30, 2016	Page 20

DISPOSITIONS
Dollars in thousands

Property Name	Property Type (1)	MSA	Sale Date	Sale Amount	Gain / (loss)	GLA / Acres	Percent Leased	ABR/ SF

Three Months Ended June 30, 2016
Congress Crossing	S	Athens, TN	4/27/16	$11,400	$4,159	$180,305	97.6%	$7.00
Outparcel building at Plymouth Plaza	B	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	5/4/16	4,375	1,926	3,800	100.0%	55.25
Apopka Commons	S	Orlando-Kissimmee-Sanford, FL	5/27/16	5,475	1,697	42,507	81.3%	13.32
				$21,250	$7,782	$226,612

		TOTAL - SIX MONTHS ENDED 6/30/16		$21,250	$7,782	$226,612

(1) B - Building; S - Shopping Center.

Supplemental Disclosure - Three Months Ended June 30, 2016	Page 21

ANCHOR SPACE REPOSITIONING SUMMARY
Dollars in thousands

	Property Name		MSA			Description
IN PROCESS ANCHOR SPACE REPOSITIONINGS
1	Glendale Galleria		Phoenix-Mesa-Scottsdale, AZ			Remerchandise former Smashing Buys with a 37K SF LA Fitness
2	Ocean View Plaza		Los Angeles-Long Beach-Anaheim, CA			Remerchandise former Fitness Elite for Women with a 18K SF Crunch Fitness
3	Rose Pavilion		San Francisco-Oakland-Hayward, CA			Remerchandise former Fresh & Easy with a 13K SF Trader Joe's and 2K SF small shop space
4	Lompoc Center		Santa Maria-Santa Barbara, CA			Remerchandise and expansion of former Pier One with a 16K SF Harbor Freight Tools
5	The Shoppes at Southside		Jacksonville, FL			Remerchandise former Sports Authority with a 40K SF Restoration Hardware Outlet
6	Park Shore Plaza (Phase 1)		Naples-Immokalee-Marco Island, FL			Remerchandise former Kmart with a 60K SF Burlington Stores, a 19K SF Party City and an additional 16K SF junior anchor and a 5K SF small shop space
7	Park Shore Plaza (Phase 2)		Naples-Immokalee-Marco Island, FL			Remerchandise former YouFit health club with a 27K SF Saks OFF Fifth
8	Pointe Orlando		Orlando-Kissimmee-Sanford, FL			Remerchandise ten small shop spaces with a 48K SF Main Event
9	Seminole Plaza		Tampa-St. Petersburg-Clearwater, FL			Remerchandise and expand former Deals with a 21K SF Bealls Outlet
10	Wilmington Island		Savannah, GA			Reconfigure junior anchor and small shop space to accommodate expansion of existing Kroger to 75K SF prototype store and addition of Kroger fuel center
11	Jeffersontown Commons		Louisville/Jefferson County, KY-IN			Remerchandise former daycare and adjacent anchor vacancy with a 31K SF Savers
12	Stony Brook I & II		Louisville/Jefferson County, KY-IN			Reconfigure approximately 15K of small shop space to accommodate expansion of existing Kroger to 116K SF Kroger Marketplace
13	Points West Plaza		Boston-Cambridge-Newton, MA-NH			Combination of two adjacent small shop vacancies for a 15K SF Citi Trends and remerchandise former Pay/Half with an 11K SF L&M Bargain
14	Maple Village		Ann Arbor, MI			Remerchandise former Kmart with a 34K SF Stein Mart, a 22K SF Sierra Trading Post, a 20K SF HomeGoods and a 21K SF junior anchor
15	Marketplace @ 42		Minneapolis-St. Paul-Bloomington, MN-WI			Remerchandise former Rainbow Foods with a 32K SF Fresh Thyme Farmers Market and a 21K SF Marshalls
16	County Line Plaza		Jackson, MS			Remerchandise and expansion of former Office Depot with a 50K SF Burlington Stores and a 25K SF Burke's Outlet
17	Crossroads Centre		St. Louis, MO-IL			Remerchandise former Hobby Lobby with a 23K SF Ruler Foods (Kroger) and a 37K SF Sky Zone
18	Willow Springs Plaza		Manchester-Nashua, NH			Remerchandise former Namco Pools with a 33K SF New Hampshire Liquor and Wine Outlet
19	College Plaza		New York-Newark-Jersey City, NY-NJ-PA			Remerchandise former Rite Aid with an 18K SF A.C. Moore
20	Highridge Plaza		New York-Newark-Jersey City, NY-NJ-PA			Remerchandise former A&P with a 42K SF H-Mart grocer
21	Mamaroneck Centre		New York-Newark-Jersey City, NY-NJ-PA			Remerchandise former A&P with a 12K SF CVS and a 13K SF specialty grocer
22	Erie Canal Centre		Syracuse, NY			Remerchandise former Kmart with a 50K SF Dick's Sporting Goods, an additional 34K SF junior anchor and a 6K SF outparcel
23	Ivyridge		Philadelphia-Camden-Wilmington, PA-NJ-DE-MD			Remerchandise former A&P with a 47K SF Target
24	Island Plaza		Charleston-North Charleston, SC			Relocation and expansion of existing Tuesday Morning to 27K SF and remerchandise former Tuesday Morning with an 6K SF small shop space
25	Five Points		Corpus Christi, TX			Reconfigure anchor vacancy with a 17K SF Harbor Freight Tools and 7K SF of small shop space
26	Bardin Place Center		Dallas-Fort Worth-Arlington, TX			Reconfigure former Sports Authority and adjacent small shop space with an 86K SF WinCo Foods
27	Preston Ridge		Dallas-Fort Worth-Arlington, TX			Remerchandise and expansion of former Gatti-Town Pizza with a 33K SF Nordstrom Rack, a 29K SF Saks OFF Fifth and a 6K SF J.Crew Mercantile
28	Northtown Plaza		Houston-The Woodlands-Sugar Land, TX			Combination of former Anna's Linens and RadioShack for a 16K SF dd's Discounts (Ross Dress for Less)

		Number of Projects	Expected Total Project Costs	Costs to Date	Expected NOI Yield
	Total In Process	28	$115,781	$50,766	11.3%

COMPLETED ANCHOR SPACE REPOSITIONINGS - SIX MONTHS ENDED 6/30/16
1	Gateway Plaza		Los Angeles-Long Beach-Anaheim, CA			Remerchandise former CVS with a 15K SF Party City
2	California Oaks Center		Riverside-San Bernardino-Ontario, CA			Remerchandise former Ralphs with a 19K SF Barons Market
3	Superior Marketplace		Boulder, CO			Reconfigure anchor vacancy with a 19K SF Party City and a 11K SF ULTA
4	Arapahoe Crossings		Denver-Aurora-Lakewood, CO			Remerchandise former Marshalls and former OfficeMax with a 31K SF Stein Mart and a 24K SF buybuy BABY
5	Regency Park Shopping Center		Jacksonville, FL			Remerchandise anchor vacancy with a 40K SF Ollie's Bargain Outlet
6	Rivercrest Shopping Center		Chicago-Naperville-Elgin, IL-IN-WI			Addition of a 9K SF Five Below in former Kmart, in conjunction with previous remerchandising with Ross Dress for Less and Party City
7	Tinley Park Plaza		Chicago-Naperville-Elgin, IL-IN-WI			Remerchandise former Staples with a 23K SF Planet Fitness
8	Westlane Shopping Center		Indianapolis-Carmel-Anderson, IN			Remerchandise former Marsh Supermarket with a 17K SF Save-A-Lot and a 12K SF Citi Trends
9	Delta Center		Lansing-East Lansing, MI			Remerchandise former Party City with expansion of existing Men's Wearhouse to a new 10K SF DXL Destination XL
10	Clocktower Place		St. Louis, MO-IL			Relocation and rightsize of existing regional furniture store to 30K SF in former Office Depot and replace with a 16K SF K&G Fashion Superstore
11	McMullen Creek Market		Charlotte-Concord-Gastonia, NC-SC			Reconfigure 25K SF Staples and adjacent vacant junior anchor with a 45K SF Walmart Neighborhood Market and relocate existing 6K SF Lebo's Footwear to enable rightsizing of Staples to 13K SF
12	Crown Point		Columbus, OH			Remerchandise former Lombard's Furniture and adjacent small shop vacancy with a 21K SF Planet Fitness
13	The Commons at Wolfcreek		Memphis, TN-MS-AR			Remerchandise former OfficeMax with a 15K SF DSW and a 9K SF Five Below
14	Preston Park		Dallas-Fort Worth-Arlington, TX			Remerchandise former Minyard Sun Fresh Market with a 53K SF Kroger
15	Webb Royal Plaza		Dallas-Fort Worth-Arlington, TX			Remerchandise former grocer with a 35K SF El Rio Grande Latin Market

		Number of Projects	Total Costs	Expected NOI Yield
	Total Completed	15	$19,949	13.5%

Supplemental Disclosure - Three Months Ended June 30, 2016	Page 22

REDEVELOPMENT, OUTPARCEL DEVELOPMENT & NEW DEVELOPMENT SUMMARY
Dollars in thousands

REDEVELOPMENTS:
					Construction		Expected
				Percent	Stabilization	Percent	Total	Costs	Expected
	Property Name	MSA	Project Description	Leased	Quarter	Complete	Project Cost	to Date	NOI Yield
IN PROCESS REDEVELOPMENTS
1	Bay Pointe Plaza	Tampa-St. Petersburg-Clearwater, FL	Redevelopment of existing Publix with a 54K SF prototype with drive-thru pharmacy and remerchandise vacant endcap with a 9K SF Pet Supermarket, as well as property improvements including the addition of seating areas, façade renovations and LED initiatives	96.7%	Dec-16	41%	$7,400	$3,059	10.2%

OUTPARCEL DEVELOPMENTS:
					Construction		Expected
				Percent	Stabilization	Percent	Total	Costs	Expected
	Property Name	MSA	Project Description	Leased	Quarter	Complete	Project Cost	to Date	NOI Yield
IN PROCESS OUTPARCEL DEVELOPMENTS
1	Puente Hills Town Center	Los Angeles-Long Beach-Anaheim, CA	Reconfigure former freestanding Barnes & Noble with a 3K SF Habit Burger Grill, a 3K SF Pacific Fish Grill and two additional small shop retailers	99.0%	Sep-16	80%	$2,496	$1,984	11.4%
2	Tinley Park Plaza	Chicago-Naperville-Elgin, IL-IN-WI	Reconfigure 8K SF space with a 3K SF Blaze Pizza, a 3K SF Noodles & Company and 2K SF of additional retail space	72.7%	Sep-16	84%	2,858	2,388	12.8%
3	Haymarket Square	Des Moines-West Des Moines, IA	Construction of a 3K SF Chick-fil-A outparcel	82.7%	Sep-16	41%	170	70	58.9%
4	Mira Mesa Mall	San Diego-Carlsbad, CA	Construction of a 3K SF Habit Burger Grill outparcel	96.6%	Dec-16	25%	1,038	259	20.7%
5	Century Plaza Shopping Center	Miami-Fort Lauderdale-West Palm Beach, FL	Construction of a 13K SF CVS drive-thru pharmacy outparcel	94.1%	Dec-16	15%	3,716	560	12.2%
6	Coastal Way - Coastal Landing	Tampa-St. Petersburg-Clearwater, FL	Construction of a 3K SF Visionworks and 3K SF for two additional small shop retailers outparcel	97.4%	Dec-16	57%	2,273	1,300	10.5%
7	Warren Plaza	Dubuque, IA	Construction of a 5K SF Chick-fil-A outparcel	88.2%	Dec-16	92%	65	60	39.1%
8	Galleria Commons	Las Vegas-Henderson-Paradise, NV	Construction of a 3K SF Corner Bakery Café outparcel	100.0%	Dec-16	18%	701	125	19.5%
9	Florence Plaza - Florence Square	Cincinnati, OH-KY-IN	Construction of a 4K SF First Watch daytime-only restaurant outparcel	98.7%	Dec-16	81%	1,994	1,614	12.3%
10	Pilgrim Gardens	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Construction of a 2K SF Moe's Southwest Grill outparcel	100.0%	Dec-16	20%	379	76	25.5%
11	The Commons at Wolfcreek	Memphis, TN-MS-AR	Construction of a 5K SF AT&T and 6K SF for three additional small shop retailers outparcel	93.3%	Dec-16	61%	2,762	1,694	12.9%
12	Briggsmore Plaza	Modesto, CA	Construction of a 3K SF Taco Bell outparcel	100.0%	Mar-17	19%	644	122	15.0%
13	College Plaza	New York-Newark-Jersey City, NY-NJ-PA	Construction of a 4K SF Panera Bread outparcel with drive-thru	96.7%	Mar-17	74%	921	679	20.3%
14	Miracle Mile Shopping Plaza	Toledo, OH	Construction of a 7K SF DaVita Dialysis outparcel	79.3%	Mar-17	6%	1,277	78	9.0%
15	The Centre at Navarro	Victoria, TX	Construction of an 18K SF Aldi outparcel	96.2%	Mar-17	30%	361	109	38.8%
	TOTAL IN PROCESS OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE						$21,655	$11,118	14.1%

					Construction
				Percent	Stabilization			Total	Expected
	Property Name	MSA	Project Description	Leased	Quarter			Costs	NOI Yield
COMPLETED OUTPARCEL DEVELOPMENTS - SIX MONTHS ENDED 6/30/16
1	Arbor - Broadway Faire	Fresno, CA	Reconfigure former outparcel building for a 6K SF Buffalo Wild Wings	98.3%	Mar-16			275	61.8%
2	Westgate	Dublin, GA	Construction of a 2K SF Dunkin' Donuts / Baskin-Robbins outparcel	94.0%	Mar-16			326	16.3%
3	Wadsworth Crossings	Cleveland-Elyria, OH	Construction of a 4K SF Mattress Firm outparcel	95.1%	Mar-16			1,623	11.8%
4	Wynnewood Village	Dallas-Fort Worth-Arlington, TX	Construction of a 3K SF Popeyes Louisiana Kitchen outparcel	87.2%	Mar-16			553	15.8%
	TOTAL COMPLETED OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE							$2,777	18.1%

NEW DEVELOPMENTS:
					Construction		Expected
				Percent	Stabilization	Percent	Total	Costs	Expected
	Property Name	MSA	Project Description	Leased	Quarter	Complete	Project Cost	to Date	NOI Yield
IN PROCESS NEW DEVELOPMENTS
1	The Shops at Riverhead	New York-Newark-Jersey City, NY-NJ-PA	Construction of a 42K SF Marshalls / HomeGoods combo store and additional junior anchor spaces adjacent to an existing non-owned Costco	—	Dec-17	21%	$ 19,229	$ 3,963	11.1%

Supplemental Disclosure - Three Months Ended June 30, 2016	Page 23

PORTFOLIO SUMMARY

Supplemental Disclosure Three Months Ended June 30, 2016

Joint venture, Montecito Marketplace is included at 100%

PORTFOLIO OVERVIEW
Dollars in thousands, except ABR per square foot

		As of:
		6/30/16	3/31/16	12/31/15	9/30/15	6/30/15

Number of properties		516	518	518	519	519
GLA		86,446,148	86,669,873	86,615,572	86,696,827	86,602,682
Percent billed		90.6%	90.4%	91.0%	90.9%	90.3%
Percent leased		92.8%	92.4%	92.6%	92.6%	92.5%
TOTAL ≥ 10,000 SF		96.4%	95.9%	96.2%	96.2%	96.2%
TOTAL < 10,000 SF		84.2%	83.9%	84.3%	84.0%	83.6%
ABR		$952,653	$951,163	$945,667	$939,293	$929,957
ABR/SF		$12.85	$12.85	$12.76	$12.68	$12.31

PORTFOLIO BY UNIT SIZE AS OF 6/30/16
	Number of Units	GLA	Percent Billed	Percent Leased	Percent of Vacant GLA	ABR	ABR/SF
≥ 35,000 SF	579	35,914,152	96.9%	98.2%	10.4%	$278,751	$9.22
20,000 – 34,999 SF	555	14,607,312	92.9%	96.0%	9.4%	136,108	9.83
10,000 - 19,999 SF	754	10,292,945	87.7%	90.6%	15.4%	116,730	12.82
5,000 - 9,999 SF	1,374	9,449,169	83.3%	85.8%	21.5%	126,773	16.27
< 5,000 SF	8,421	16,182,570	80.3%	83.3%	43.3%	294,291	22.43
TOTAL	11,683	86,446,148	90.6%	92.8%	100.0%	$952,653	$12.85

TOTAL ≥ 10,000 SF	1,888	60,814,409	94.4%	96.4%	35.2%	$531,589	$9.99
TOTAL < 10,000 SF	9,795	25,631,739	81.4%	84.2%	64.8%	421,064	20.13

Supplemental Disclosure - Three Months Ended June 30, 2016	Page 25

TOP FORTY RETAILERS RANKED BY ABR
Dollars in thousands
	Retailer	Owned Leases	Leased GLA	Percent of Total Portfolio GLA	Leased ABR	Percent of Portfolio Leased ABR
1	The Kroger Co. (1)	70	4,564,148	5.3%	$31,716	3.3%
2	The TJX Companies, Inc. (2)	93	2,892,324	3.3%	30,173	3.2%
3	Dollar Tree Stores, Inc. (3)	166	1,855,179	2.1%	18,501	1.9%
4	Wal-Mart Stores, Inc. (4)	29	3,548,000	4.1%	16,904	1.8%
5	Publix Super Markets, Inc.	39	1,802,591	2.1%	16,681	1.8%
6	Ahold USA, Inc. (5)	21	1,271,725	1.5%	14,013	1.5%
7	Albertsons Companies, Inc. (6)	23	1,294,287	1.5%	13,804	1.4%
8	Burlington Stores, Inc.	19	1,405,122	1.6%	10,776	1.1%
9	Bed Bath & Beyond Inc. (7)	31	761,216	0.9%	9,544	1.0%
10	Ross Stores, Inc. (8)	31	860,356	1.0%	9,366	1.0%
	TOP 10 RETAILERS	522	20,254,948	23.4%	171,478	18.0%

11	PetSmart, Inc.	30	652,714	0.8%	9,360	1.0%
12	Big Lots, Inc.	46	1,527,517	1.8%	9,360	1.0%
13	Best Buy Co., Inc.	16	660,392	0.8%	8,967	0.9%
14	Office Depot, Inc. (9)	35	787,551	0.9%	8,504	0.9%
15	Sears Holdings Corporation (10)	21	1,946,332	2.3%	8,477	0.9%
16	PETCO Animal Supplies, Inc. (11)	37	492,435	0.6%	7,805	0.8%
17	Kohl's Corporation	12	1,002,715	1.2%	7,335	0.8%
18	Party City Corporation	34	492,998	0.6%	7,199	0.8%
19	DICK'S Sporting Goods, Inc. (12)	13	542,121	0.6%	6,962	0.7%
20	Staples, Inc.	28	586,564	0.7%	6,939	0.7%
	TOP 20 RETAILERS	794	28,946,287	33.7%	252,386	26.5%

21	L.A. Fitness International, LLC	10	426,988	0.5%	6,454	0.7%
22	Ascena Retail Group, Inc. (13)	55	334,901	0.4%	6,321	0.7%
23	Hobby Lobby Stores, Inc.	16	978,619	1.1%	6,296	0.7%
24	Mattress Firm, Inc. (14)	49	284,387	0.3%	6,286	0.7%
25	The Home Depot, Inc.	8	799,388	0.9%	5,755	0.6%
26	Michaels Stores, Inc.	24	529,205	0.6%	5,623	0.6%
27	Giant Eagle, Inc.	7	555,560	0.6%	5,591	0.6%
28	Southeastern Grocers (15)	15	706,283	0.8%	5,380	0.6%
29	H.E. Butt Grocery Company (16)	7	419,204	0.5%	5,262	0.6%
30	CVS Health	23	309,120	0.4%	5,016	0.5%
31	Walgreen Co.	20	289,244	0.3%	4,810	0.5%
32	ULTA Beauty	18	207,758	0.2%	4,319	0.5%
33	Payless ShoeSource	67	206,247	0.2%	4,210	0.4%
34	Gap, Inc. (17)	16	257,085	0.3%	4,199	0.4%
35	Sally Beauty Holdings, Inc.	115	193,775	0.2%	4,195	0.4%
36	Beall's, Inc. (18)	26	592,716	0.7%	4,172	0.4%
37	Jo-Ann Stores, Inc.	22	422,528	0.5%	4,107	0.4%
38	Stein Mart, Inc.	13	459,393	0.5%	4,003	0.4%
39	Barnes & Noble, Inc.	10	224,673	0.3%	3,983	0.4%
40	Toys"R"Us, Inc. (19)	11	410,868	0.5%	3,918	0.4%
	TOTAL TOP 40 RETAILERS	1,326	37,554,229	43.5%	$352,286	37.0%

(1) Includes Kroger (55), Harris Teeter (3), King Soopers (3), Ralphs (2), Smith's (2),			(7) Includes Bed Bath & Beyond (17), Harmon Face Values (6), Christmas Tree Shops (4),			(16) Includes H-E-B (6) and Central Market (1).
Pick ' N Save (2), Dillons (1), Food 4 Less (1) and Pay Less (1).			Cost Plus World Market (2) and buybuy BABY (2).			(17) Includes Old Navy (12), GAP Factory (2), GAP (1) and Banana
(2) Includes T.J. Maxx (48), Marshalls (35), HomeGoods (9) and Sierra Trading Post (1).			(8) Includes Ross Dress for Less (29) and dd's Discounts (2).			Republic Factory (1).
Excludes Marshalls / HomeGoods at development property.			(9) Includes Office Depot (19) and OfficeMax (16).			(18) Includes Beall's Outlet (13), Burke's Outlet (9), Burke's (2),
(3) Includes Dollar Tree (129), Family Dollar (35), Deals (1) and Dollar Stop (1).			(10) Includes Kmart (18), Sears (2) and Sears Outlet (1).			and Beall's Department Store (2).
(4) Includes Supercenters (14), Discount Stores (9), Walmart Neighborhood			(11) Includes PETCO (36) and Unleashed (1).			(19) Includes Babies"R"Us (7) and Toys"R"Us (4).
Market (5) and Sam's Club (1).			(12) Includes DICK'S Sporting Goods (10) and Golf Galaxy (3).
(5) Includes Giant Food (9), Super Stop & Shop (7), Martin's Food Markets (2),			(13) Includes dressbarn (22), Catherines (11), Lane Bryant (8), Justice (7), maurices (6)
ShopRite (1), Stop & Shop (1) and Tops (1).			and Ann Taylor (1).
(6) Includes Vons (4), Albertsons (3), Acme (3), Randalls (3), Tom Thumb (2), Dominick's (2),			(14) Includes Sleepy's (27) and Mattress Firm (22).
Shaw's (2), Jewel-Osco (1), Shop & Save Market (1), Star Market (1) and $.99 Only Store (1).			(15) Includes Winn-Dixie (9), BI-LO (3) and Harveys (3).

Supplemental Disclosure - Three Months Ended June 30, 2016	Page 26

NEW & RENEWAL LEASE SUMMARY
Dollars in thousands except per square foot amounts
					Tenant Improvements PSF (1)	Third Party Leasing Commissions PSF	Weighted Average Lease Term (years)	Comparable Only
	Leases	GLA	New ABR	New ABR/SF				Leases	GLA	New ABR/SF	Old ABR/SF	Rent Spread
TOTAL - NEW, RENEWAL & OPTION
Three months ended 6/30/16	554	3,589,288	$47,278	$13.17	$5.02	$1.00	6.2	435	3,089,607	$13.06	$11.65	12.1%
Three months ended 3/31/16	497	3,571,385	47,678	13.35	5.24	0.65	5.9	396	3,125,180	13.17	11.88	10.9%
Three months ended 12/31/15	554	3,882,618	47,801	12.31	6.98	0.65	5.4	457	3,523,206	12.08	10.52	14.8%
Three months ended 9/30/15	474	3,333,715	42,937	12.88	5.82	0.76	6.0	401	3,037,387	12.49	10.84	15.2%
TOTAL - TTM	2,079	14,377,006	$185,694	$12.92	$5.79	$0.76	5.9	1,689	12,775,380	$12.68	$11.20	13.2%

NEW & RENEWAL ONLY
Three months ended 6/30/16	467	2,066,939	$32,408	$15.68	$8.73	$1.74	7.1	348	1,567,258	$16.25	$14.06	15.6%
Three months ended 3/31/16	402	1,780,225	28,131	15.80	10.52	1.31	7.1	301	1,334,020	16.21	13.94	16.3%
Three months ended 12/31/15	465	2,459,283	35,472	14.42	10.99	1.03	5.7	368	2,099,871	14.40	12.16	18.4%
Three months ended 9/30/15	377	1,711,907	26,731	15.61	11.34	1.48	6.9	304	1,415,579	15.35	12.56	22.2%
TOTAL - TTM	1,711	8,018,354	$122,742	$15.31	$10.38	$1.37	6.6	1,321	6,416,728	$15.44	$13.08	18.0%

NEW LEASES
Three months ended 6/30/16	209	893,212	$14,079	$15.76	$19.52	$3.86	8.9	90	393,531	$18.16	$14.56	24.7%
Three months ended 3/31/16	169	852,315	12,687	14.89	21.46	2.58	9.2	68	406,110	15.22	11.28	34.9%
Three months ended 12/31/15	163	759,377	12,054	15.87	25.44	3.27	8.5	66	399,965	17.03	13.11	29.9%
Three months ended 9/30/15	126	600,829	9,821	16.35	24.71	4.14	8.5	53	304,501	15.81	10.61	49.0%
TOTAL - TTM	667	3,105,733	$48,641	$15.66	$22.50	$3.42	8.8	277	1,504,107	$16.59	$12.49	32.8%

RENEWAL LEASES
Three months ended 6/30/16	258	1,173,727	$18,329	$15.62	$0.51	$0.13	5.8	258	1,173,727	$ 15.62	$ 13.89	12.5%
Three months ended 3/31/16	233	927,910	15,444	16.64	0.46	0.14	5.1	233	927,910	16.64	15.11	10.1%
Three months ended 12/31/15	302	1,699,906	23,418	13.78	4.54	0.03	4.5	302	1,699,906	13.78	11.93	15.5%
Three months ended 9/30/15	251	1,111,078	16,910	15.22	4.11	0.04	6.0	251	1,111,078	15.22	13.09	16.3%
TOTAL - TTM	1,044	4,912,621	$74,101	$15.08	$2.71	$0.08	5.2	1,044	4,912,621	$15.08	$13.26	13.7%

OPTION LEASES
Three months ended 6/30/16	87	1,522,349	$14,870	$9.77	$—	$—	5.0	87	1,522,349	$9.77	$9.18	6.4%
Three months ended 3/31/16	95	1,791,160	19,547	10.91	—	—	4.7	95	1,791,160	10.91	10.34	5.5%
Three months ended 12/31/15	89	1,423,335	12,329	8.66	0.04	—	4.9	89	1,423,335	8.66	8.10	6.9%
Three months ended 9/30/15	97	1,621,808	16,206	9.99	—	—	5.0	97	1,621,808	9.99	9.35	6.8%
TOTAL - TTM	368	6,358,652	$62,952	$9.90	$0.01	$—	4.9	368	6,358,652	$9.90	$9.31	6.3%

LEASES BY ANCHOR AND SMALL SHOP - THREE MONTHS ENDED 6/30/16							COMPARABLE RENT SPREAD BY TENANT SIZE (Total - New, Renewal & Option)
	% of Leases	% of GLA	% of ABR	New ABR/SF
Anchor Leases (≥ 10,000 SF)									Three Months Ended
Total - New, Renewal & Option	14%	66%	49%	$9.83					6/30/16	3/31/16	12/31/15	9/30/15
New & Renewal Only	9%	49%	35%	11.34			≥ 35,000 SF		3.7%	5.9%	12.7%	15.5%
New Leases	10%	46%	38%	12.97			20,000 – 34,999 SF		9.2%	11.7%	8.5%	17.0%
Renewal Leases	9%	51%	34%	10.24			10,000 - 19,999 SF		24.9%	14.6%	17.9%	13.0%
Option Leases	40%	89%	80%	8.71			5,000 - 9,999 SF		20.4%	15.8%	16.5%	13.1%
Small Shop Leases (< 10,000 SF)							< 5,000 SF		12.5%	12.3%	16.5%	15.2%
Total - New, Renewal & Option	86%	34%	51%	$19.66			TOTAL		12.1%	10.9%	14.8%	15.2%
New & Renewal Only	91%	51%	65%	19.83
New Leases	90%	54%	62%	18.12			TOTAL ≥ 10,000 SF		10.1%	8.9%	13.2%	15.7%
Renewal Leases	91%	49%	66%	21.27			TOTAL < 10,000 SF		14.2%	13.2%	16.5%	14.6%
Option Leases	60%	11%	20%	18.58

Includes development properties. Excludes leases executed for less than one year.
(1) Excludes landlord work.

Supplemental Disclosure - Three Months Ended June 30, 2016	Page 27

NEW LEASE NET EFFECTIVE RENT

	Twelve Months Ended	Three Months Ended
	6/30/16	6/30/16	3/31/16	12/31/15	9/30/15
NEW LEASES
Weighted average over lease term:
Base rent	$16.73	$16.90	$15.63	$17.24	$17.42
TI/TA allowance	(2.57)	(2.29)	(2.39)	(2.90)	(2.83)
Tenant specific landlord work	(0.24)	(0.25)	(0.20)	(0.26)	(0.26)
Third party leasing commissions	(0.38)	(0.40)	(0.30)	(0.38)	(0.46)
Rent concessions	—	—	—	—	—
EQUIVALENT NET EFFECTIVE RENT	$13.54	$13.96	$12.74	$13.70	$13.87
Net effective rent / base rent	81%	83%	82%	79%	80%
Weighted average term (years)	8.8	8.9	9.2	8.5	8.5

PERCENT OF TOTAL EQUIVALENT NET EFFECTIVE RENT BY ANCHOR AND SMALL SHOP
≥ 10,000 SF	37%	36%	38%	39%	36%
< 10,000 SF	63%	64%	62%	61%	64%

Includes development properties.

Supplemental Disclosure - Three Months Ended June 30, 2016	Page 28

LEASE EXPIRATION SCHEDULE

	TOTAL PORTFOLIO					SPACES > 10,000 SF					SPACES < 10,000 SF
	Number of		Percent of		Percent	Number of		Percent of		Percent	Number of		Percent of		Percent
	Leases	Leased GLA	Leased GLA	ABR / SF	of ABR	Leases	Leased GLA	Leased GLA	ABR / SF	of ABR	Leases	Leased GLA	Leased GLA	ABR / SF	of ABR
ASSUMES NO EXERCISE OF RENEWAL OPTIONS AND NO BASE RENT ESCALATIONS OVER LEASE TERM
Month to Month	415	1,003,133	1.3%	$13.84	1.5%	13	224,500	0.4%	$10.94	0.5%	402	778,633	3.6%	$14.67	2.7%
2016	826	3,257,649	4.1%	12.84	4.4%	60	1,753,107	3.0%	8.84	2.9%	766	1,504,542	7.0%	17.49	6.3%
2017	1,730	10,062,701	12.5%	11.82	12.5%	210	6,516,278	11.1%	7.94	9.7%	1,520	3,546,423	16.4%	18.94	16.0%
2018	1,684	10,196,314	12.7%	12.54	13.4%	219	6,694,470	11.4%	9.09	11.5%	1,465	3,501,844	16.2%	19.13	15.9%
2019	1,434	10,628,069	13.3%	11.66	13.0%	221	7,390,298	12.6%	8.56	11.9%	1,213	3,237,771	15.0%	18.75	14.4%
2020	1,251	11,003,866	13.7%	11.31	13.1%	241	8,356,724	14.3%	8.53	13.4%	1,010	2,647,142	12.3%	20.11	12.6%
2021	958	9,466,075	11.8%	11.24	11.2%	212	7,288,198	12.4%	8.81	12.1%	746	2,177,877	10.1%	19.38	10.0%
2022	355	4,795,035	6.0%	11.20	5.6%	117	3,945,819	6.7%	9.09	6.7%	238	849,216	3.9%	21.03	4.2%
2023	301	3,831,934	4.8%	10.36	4.2%	96	3,063,860	5.2%	8.11	4.7%	205	768,074	3.6%	19.36	3.5%
2024	308	3,424,587	4.3%	12.66	4.6%	94	2,683,566	4.6%	10.22	5.2%	214	741,021	3.4%	21.50	3.8%
2025+	821	12,533,208	15.6%	12.64	16.6%	297	10,697,563	18.3%	10.67	21.5%	524	1,835,645	8.5%	24.16	10.5%

ASSUMES EXERCISE OF ALL RENEWAL OPTIONS AND ANY BASE RENT ESCALATIONS OVER LEASE TERM (1)
Month to Month	415	1,003,133	1.3%	$13.84	1.1%	13	224,500	0.4%	$10.94	0.3%	402	778,633	3.6%	$14.67	2.4%
2016	660	1,676,374	2.1%	14.60	2.0%	27	553,852	0.9%	8.83	0.6%	633	1,122,522	5.2%	17.46	4.2%
2017	1,173	3,780,873	4.7%	13.90	4.3%	60	1,439,126	2.5%	7.12	1.3%	1,113	2,341,747	10.8%	18.06	9.0%
2018	1,040	2,955,337	3.7%	16.01	3.8%	52	1,055,525	1.8%	10.32	1.4%	988	1,899,812	8.8%	19.18	7.8%
2019	847	3,005,989	3.7%	14.70	3.6%	49	1,155,053	2.0%	8.73	1.3%	798	1,850,936	8.6%	18.42	7.3%
2020	762	2,980,837	3.7%	15.12	3.7%	48	1,318,634	2.2%	8.77	1.5%	714	1,662,203	7.7%	20.16	7.1%
2021	630	2,317,208	2.9%	16.10	3.0%	42	826,382	1.4%	10.44	1.1%	588	1,490,826	6.9%	19.24	6.1%
2022	411	1,845,007	2.3%	16.84	2.5%	39	782,970	1.3%	10.15	1.0%	372	1,062,037	4.9%	21.76	4.9%
2023	441	2,362,087	2.9%	15.14	2.9%	50	1,161,637	2.0%	9.18	1.4%	391	1,200,450	5.6%	20.92	5.4%
2024	417	2,580,328	3.2%	13.61	2.8%	52	1,539,812	2.6%	8.24	1.7%	365	1,040,516	4.8%	21.56	4.8%
2025+	3,287	55,695,398	69.4%	15.56	70.3%	1,348	48,556,892	82.8%	13.88	88.2%	1,939	7,138,506	33.1%	26.96	41.0%

LEASE RETENTION RATE
			By Count	By GLA
Twelve Months Ended 6/30/16			79.4%	84.1%

(1) ABR for leases whose future option rent is based on fair market value or CPI is reported as the ABR for the last year of the current lease term.
ABR/SF includes the GLA of lessee owned leasehold improvements.

Supplemental Disclosure - Three Months Ended June 30, 2016	Page 29

PROPERTIES BY LARGEST US MSAs
Dollars in thousands except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	Largest US MSAs by 2014 Population	Properties	GLA	Billed	Leased	ABR	ABR / SF	Properties	of GLA	of ABR
1	New York-Newark-Jersey City, NY-NJ-PA	30	3,634,295	87.7%	91.5%	$64,111	$20.28	5.8%	4.2%	6.7%
2	Los Angeles-Long Beach-Anaheim, CA	9	1,685,034	97.9%	98.7%	28,979	19.17	1.7%	1.9%	3.0%
3	Chicago-Naperville-Elgin, IL-IN-WI	16	4,019,526	90.3%	91.2%	45,016	13.53	3.1%	4.6%	4.7%
4	Dallas-Fort Worth-Arlington, TX	16	3,089,841	89.9%	93.6%	42,997	15.07	3.1%	3.6%	4.5%
5	Houston-The Woodlands-Sugar Land, TX	37	4,603,116	90.4%	92.0%	47,095	11.59	7.2%	5.3%	4.9%
6	Washington-Arlington-Alexandria, DC-VA-MD-WV	3	451,260	98.3%	98.3%	4,922	11.10	0.6%	0.5%	0.5%
7	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	28	4,304,849	92.4%	94.5%	56,434	15.57	5.4%	5.0%	6.0%
8	Miami-Fort Lauderdale-West Palm Beach, FL	10	1,691,826	86.4%	89.6%	20,313	13.97	1.9%	2.0%	2.1%
9	Atlanta-Sandy Springs-Roswell, GA	25	3,663,048	91.3%	93.1%	36,012	10.87	4.8%	4.2%	3.8%
10	Boston-Cambridge-Newton, MA-NH	6	710,752	85.6%	88.7%	7,891	12.81	1.1%	0.8%	0.9%
	Top 10 Largest US MSAs by Population	180	27,853,547	90.6%	92.8%	353,770	14.52	34.7%	32.1%	37.1%

11	San Francisco-Oakland-Hayward, CA	2	476,983	94.0%	96.9%	9,129	24.95	0.4%	0.6%	1.0%
12	Phoenix-Mesa-Scottsdale, AZ	1	119,525	33.6%	71.1%	1,111	13.06	0.2%	0.1%	0.1%
13	Riverside-San Bernardino-Ontario, CA	4	537,794	92.9%	93.6%	6,722	13.46	0.7%	0.7%	0.7%
14	Detroit-Warren-Dearborn, MI	9	1,601,006	91.2%	92.5%	17,018	12.39	1.7%	1.9%	1.8%
15	Seattle-Tacoma-Bellevue, WA	0	—	—	—	—	—	—	—	—
16	Minneapolis-St. Paul-Bloomington, MN-WI	8	1,179,623	83.5%	91.5%	13,244	13.07	1.5%	1.4%	1.4%
17	San Diego-Carlsbad, CA	2	507,514	96.2%	97.3%	9,080	18.99	0.4%	0.6%	1.0%
18	Tampa-St. Petersburg-Clearwater, FL	15	2,397,823	93.0%	94.7%	27,778	13.26	2.9%	2.8%	2.9%
19	Denver-Aurora-Lakewood, CO	5	1,197,692	96.8%	97.0%	14,719	12.74	0.9%	1.4%	1.6%
20	St. Louis, MO-IL	4	658,111	86.8%	91.6%	5,525	9.22	0.8%	0.8%	0.6%
	Top 20 Largest US MSAs by Population	230	36,529,618	90.7%	93.0%	458,096	14.30	44.2%	42.4%	48.2%

21	Baltimore-Columbia-Towson, MD	1	218,862	100.0%	100.0%	2,636	12.04	0.2%	0.3%	0.3%
22	Charlotte-Concord-Gastonia, NC-SC	6	1,708,565	89.5%	90.0%	14,255	10.16	1.1%	2.0%	1.5%
23	Portland-Vancouver-Hillsboro, OR-WA	0	—	—	—	—	—	—	—	—
24	Orlando-Kissimmee-Sanford, FL	6	963,156	89.7%	95.0%	15,495	17.27	1.2%	1.1%	1.6%
25	San Antonio-New Braunfels, TX	0	—	—	—	—	—	—	—	—
26	Pittsburgh, PA	1	199,079	100.0%	100.0%	1,906	10.61	0.2%	0.2%	0.2%
27	Sacramento--Roseville--Arden-Arcade, CA	1	103,695	95.6%	95.6%	1,844	18.61	0.2%	0.1%	0.2%
28	Cincinnati, OH-KY-IN	7	1,932,081	95.5%	96.6%	21,230	14.32	1.4%	2.2%	2.2%
29	Las Vegas-Henderson-Paradise, NV	3	613,061	93.7%	95.4%	8,361	14.38	0.6%	0.7%	0.9%
30	Kansas City, MO-KS	4	602,466	88.8%	90.4%	4,221	7.88	0.8%	0.7%	0.4%
31	Cleveland-Elyria, OH	7	1,446,201	93.6%	94.5%	14,850	11.69	1.4%	1.7%	1.6%
32	Columbus, OH	4	449,488	88.1%	90.5%	4,028	10.48	0.8%	0.5%	0.4%
33	Austin-Round Rock, TX	1	168,112	83.7%	83.7%	1,588	11.29	0.2%	0.2%	0.2%
34	Indianapolis-Carmel-Anderson, IN	4	881,418	80.3%	81.4%	6,336	8.87	0.8%	1.0%	0.7%
35	San Jose-Sunnyvale-Santa Clara, CA	0	—	—	—	—	—	—	—	—
36	Nashville-Davidson--Murfreesboro--Franklin, TN	7	1,279,571	92.1%	93.8%	13,028	10.96	1.4%	1.5%	1.4%
37	Virginia Beach-Norfolk-Newport News, VA-NC	2	205,245	96.9%	96.9%	3,276	16.60	0.4%	0.2%	0.3%
38	Providence-Warwick, RI-MA	1	148,126	83.8%	83.8%	1,356	10.92	0.2%	0.2%	0.1%
39	Milwaukee-Waukesha-West Allis, WI	4	710,412	90.2%	90.8%	6,618	10.26	0.8%	0.8%	0.7%
40	Jacksonville, FL	5	827,508	72.7%	82.9%	8,087	12.27	1.0%	1.0%	0.8%
41	Oklahoma City, OK	0	—	—	—	—	—	—	—	—
42	Memphis, TN-MS-AR	1	660,013	91.5%	93.3%	8,246	13.80	0.2%	0.8%	0.9%

Supplemental Disclosure - Three Months Ended June 30, 2016	Page 30

PROPERTIES BY LARGEST US MSAs
Dollars in thousands except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	Largest US MSAs by 2014 Population	Properties	GLA	Billed	Leased	ABR	ABR / SF	Properties	of GLA	of ABR
43	Louisville/Jefferson County, KY-IN	4	707,728	83.9%	96.4%	7,132	10.74	0.8%	0.8%	0.7%
44	Raleigh, NC	2	291,027	94.1%	95.4%	3,487	12.66	0.4%	0.3%	0.4%
45	Richmond, VA	2	215,897	76.6%	95.7%	2,873	13.91	0.4%	0.2%	0.3%
46	New Orleans-Metairie, LA	0	—	—	—	—	—	—	—	—
47	Hartford-West Hartford-East Hartford, CT	4	891,680	94.3%	94.9%	11,723	16.51	0.8%	1.0%	1.2%
48	Salt Lake City, UT	0	—	—	—	—	—	—	—	—
49	Birmingham-Hoover, AL	0	—	—	—	—	—	—	—	—
50	Buffalo-Cheektowaga-Niagara Falls, NY	1	95,544	97.1%	97.1%	1,406	15.55	0.2%	0.1%	0.1%
	Top 50 Largest US MSAs by Population	308	51,848,553	90.5%	92.9%	622,078	13.73	59.7%	60.0%	65.3%

	MSAs Ranked 51 - 100 by Population	67	11,581,733	90.0%	91.8%	117,988	12.33	13.0%	13.4%	12.4%

	Other MSAs	141	23,015,862	91.0%	93.0%	212,587	11.05	27.3%	26.6%	22.3%

TOTAL		516	86,446,148	90.6%	92.8%	$952,653	$12.85	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended June 30, 2016	Page 31

LARGEST MSAs BY ABR
Dollars in thousands except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Billed	Leased	ABR	ABR / SF	Properties	of GLA	of ABR
1	New York-Newark-Jersey City, NY-NJ-PA	1	30	3,634,295	87.7%	91.5%	$64,111	$20.28	5.8%	4.2%	6.7%
2	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	7	28	4,304,849	92.4%	94.5%	56,434	15.57	5.4%	5.0%	5.9%
3	Houston-The Woodlands-Sugar Land, TX	5	37	4,603,116	90.4%	92.0%	47,095	11.59	7.2%	5.3%	4.9%
4	Chicago-Naperville-Elgin, IL-IN-WI	3	16	4,019,526	90.3%	91.2%	45,016	13.53	3.1%	4.6%	4.7%
5	Dallas-Fort Worth-Arlington, TX	4	16	3,089,841	89.9%	93.6%	42,997	15.07	3.1%	3.6%	4.5%
6	Atlanta-Sandy Springs-Roswell, GA	9	25	3,663,048	91.3%	93.1%	36,012	10.87	4.8%	4.2%	3.8%
7	Los Angeles-Long Beach-Anaheim, CA	2	9	1,685,034	97.9%	98.7%	28,979	19.17	1.7%	1.9%	3.0%
8	Tampa-St. Petersburg-Clearwater, FL	18	15	2,397,823	93.0%	94.7%	27,778	13.26	2.9%	2.8%	2.9%
9	Cincinnati, OH-KY-IN	28	7	1,932,081	95.5%	96.6%	21,230	14.32	1.4%	2.2%	2.2%
10	Miami-Fort Lauderdale-West Palm Beach, FL	8	10	1,691,826	86.4%	89.6%	20,313	13.97	1.9%	2.0%	2.1%
	10 Largest MSAs by ABR	—	193	31,021,439	91.1%	93.2%	389,965	14.50	37.3%	35.8%	40.7%

11	Detroit-Warren-Dearborn, MI	14	9	1,601,006	91.2%	92.5%	17,018	12.39	1.7%	1.9%	1.8%
12	Orlando-Kissimmee-Sanford, FL	24	6	963,156	89.7%	95.0%	15,495	17.27	1.2%	1.1%	1.6%
13	Cleveland-Elyria, OH	31	7	1,446,201	93.6%	94.5%	14,850	11.69	1.4%	1.7%	1.6%
14	Denver-Aurora-Lakewood, CO	19	5	1,197,692	96.8%	97.0%	14,719	12.74	1.0%	1.4%	1.5%
15	Charlotte-Concord-Gastonia, NC-SC	22	6	1,708,565	89.5%	90.0%	14,255	10.16	1.2%	2.0%	1.5%
16	Allentown-Bethlehem-Easton, PA-NJ	69	5	1,298,479	97.3%	97.4%	13,687	13.76	1.0%	1.5%	1.4%
17	Minneapolis-St. Paul-Bloomington, MN-WI	16	8	1,179,623	83.5%	91.5%	13,244	13.07	1.6%	1.4%	1.4%
18	Nashville-Davidson--Murfreesboro--Franklin, TN	36	7	1,279,571	92.1%	93.8%	13,028	10.96	1.4%	1.5%	1.4%
19	Hartford-West Hartford-East Hartford, CT	47	4	891,680	94.3%	94.9%	11,723	16.51	0.8%	1.0%	1.2%
20	Naples-Immokalee-Marco Island, FL	148	4	771,980	90.7%	94.9%	10,879	15.03	0.8%	0.9%	1.1%
	20 Largest MSAs by ABR	—	254	43,359,392	91.3%	93.4%	528,863	14.06	49.4%	50.2%	55.2%

21	Oxnard-Thousand Oaks-Ventura, CA	66	3	677,512	96.4%	98.9%	10,838	16.41	0.5%	0.8%	1.1%
22	Binghamton, NY	189	4	751,207	97.7%	99.1%	9,866	13.26	0.7%	0.9%	1.0%
23	San Francisco-Oakland-Hayward, CA	11	2	476,983	94.0%	96.9%	9,129	24.95	0.4%	0.6%	1.0%
24	San Diego-Carlsbad, CA	17	2	507,514	96.2%	97.3%	9,080	18.99	0.4%	0.6%	1.0%
25	Las Vegas-Henderson-Paradise, NV	29	3	613,061	93.7%	95.4%	8,361	14.38	0.6%	0.7%	0.9%
26	Memphis, TN-MS-AR	42	1	660,013	91.5%	93.3%	8,246	13.80	0.2%	0.8%	0.9%
27	Jacksonville, FL	40	5	827,508	72.7%	82.9%	8,087	12.27	1.0%	1.0%	0.8%
28	Vallejo-Fairfield, CA	121	1	495,239	95.4%	95.4%	7,921	16.85	0.1%	0.6%	0.8%
29	Boston-Cambridge-Newton, MA-NH	10	6	710,752	85.6%	88.7%	7,891	12.81	1.2%	0.8%	0.8%
30	New Haven-Milford, CT	65	6	572,225	94.6%	94.6%	7,590	14.04	1.1%	0.7%	0.8%
31	Fresno, CA	56	2	436,334	98.4%	98.7%	7,530	17.49	0.4%	0.5%	0.8%
32	Louisville/Jefferson County, KY-IN	43	4	707,728	83.9%	96.4%	7,132	10.74	0.8%	0.8%	0.7%
33	Norwich-New London, CT	175	2	433,532	97.1%	97.1%	6,993	16.61	0.4%	0.5%	0.7%
34	Port St. Lucie, FL	113	5	628,830	76.8%	78.0%	6,895	14.05	0.9%	0.7%	0.7%
35	Riverside-San Bernardino-Ontario, CA	13	4	537,794	92.9%	93.6%	6,722	13.46	0.8%	0.6%	0.7%
36	Milwaukee-Waukesha-West Allis, WI	39	4	710,412	90.2%	90.8%	6,618	10.26	0.8%	0.8%	0.7%
37	Indianapolis-Carmel-Anderson, IN	34	4	881,418	80.3%	81.4%	6,336	8.87	0.8%	1.0%	0.7%
38	Worcester, MA-CT	58	4	589,104	83.1%	84.3%	5,810	13.52	0.8%	0.7%	0.6%
39	St. Louis, MO-IL	20	4	658,111	86.8%	91.6%	5,525	9.22	0.8%	0.8%	0.6%
40	Scranton--Wilkes-Barre--Hazleton, PA	97	2	620,309	99.0%	99.0%	5,384	19.27	0.4%	0.7%	0.6%

Supplemental Disclosure - Three Months Ended June 30, 2016	Page 32

LARGEST MSAs BY ABR
Dollars in thousands except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Billed	Leased	ABR	ABR / SF	Properties	of GLA	of ABR
41	Springfield, MA	88	3	450,701	97.4%	97.4%	5,352	14.38	0.6%	0.5%	0.6%
42	Wilmington, NC	171	2	379,107	89.8%	97.7%	5,317	14.51	0.4%	0.4%	0.6%
43	Dayton, OH	72	3	534,684	96.8%	97.2%	5,144	12.15	0.6%	0.6%	0.5%
44	College Station-Bryan, TX	187	4	491,463	93.6%	95.0%	5,112	13.16	0.8%	0.6%	0.5%
45	North Port-Sarasota-Bradenton, FL	73	4	556,862	88.8%	93.6%	5,087	9.84	0.8%	0.6%	0.5%
46	Corpus Christi, TX	114	4	565,070	89.7%	91.6%	5,085	11.80	0.8%	0.7%	0.5%
47	Winston-Salem, NC	83	3	438,898	93.1%	94.1%	5,053	12.63	0.6%	0.5%	0.5%
48	Greensboro-High Point, NC	74	1	406,768	100.0%	100.0%	4,994	14.36	0.2%	0.5%	0.5%
49	Washington-Arlington-Alexandria, DC-VA-MD-WV	6	3	451,260	98.3%	98.3%	4,922	11.10	0.6%	0.5%	0.5%
50	Ann Arbor, MI	147	3	658,102	79.0%	91.9%	4,887	10.86	0.6%	0.8%	0.5%
	50 Largest MSAs by ABR	—	352	60,787,893	91.0%	93.3%	731,770	13.90	68.5%	70.5%	76.3%

51	Manchester-Nashua, NH	132	2	348,189	87.8%	97.3%	4,236	20.28	0.4%	0.4%	0.4%
52	Kansas City, MO-KS	30	4	602,466	88.8%	90.4%	4,221	7.88	0.8%	0.7%	0.4%
53	Jackson, MS	94	3	406,316	84.6%	97.0%	4,058	10.49	0.6%	0.5%	0.4%
54	Columbus, OH	32	4	449,488	88.1%	90.5%	4,028	10.48	0.8%	0.5%	0.4%
55	Roanoke, VA	159	4	522,010	89.3%	92.5%	3,945	9.31	0.8%	0.6%	0.4%
56	Pittsfield, MA	320	1	442,354	96.9%	96.9%	3,857	20.89	0.2%	0.5%	0.4%
57	Boulder, CO	156	1	279,189	81.8%	81.8%	3,833	16.78	0.2%	0.3%	0.4%
58	Mobile, AL	127	1	606,731	88.5%	88.5%	3,657	10.13	0.2%	0.7%	0.4%
59	Panama City, FL	221	2	397,512	97.8%	98.8%	3,590	9.14	0.4%	0.5%	0.4%
60	Charleston-North Charleston, SC	75	3	556,809	69.7%	77.0%	3,504	8.37	0.6%	0.6%	0.4%
61	Raleigh, NC	44	2	291,027	94.1%	95.4%	3,487	12.66	0.4%	0.3%	0.4%
62	Greenville-Anderson-Mauldin, SC	63	2	220,723	98.9%	98.9%	3,450	15.80	0.4%	0.3%	0.4%
63	Toledo, OH	91	2	606,407	74.4%	82.1%	3,439	8.78	0.4%	0.7%	0.4%
64	Spartanburg, SC	153	1	360,277	84.6%	86.5%	3,369	11.39	0.2%	0.4%	0.4%
65	Atlantic City-Hammonton, NJ	173	1	179,199	97.9%	100.0%	3,367	18.79	0.2%	0.2%	0.4%
66	Bakersfield, CA	61	1	240,328	99.9%	99.9%	3,309	14.03	0.2%	0.3%	0.3%
67	Virginia Beach-Norfolk-Newport News, VA-NC	37	2	205,245	96.9%	96.9%	3,276	16.60	0.4%	0.2%	0.3%
68	Saginaw, MI	226	2	466,381	77.6%	80.2%	3,263	11.35	0.4%	0.5%	0.3%
69	Greenville, NC	237	1	233,153	96.8%	96.8%	2,969	13.16	0.2%	0.3%	0.3%
70	Hilton Head Island-Bluffton-Beaufort, SC	212	2	230,352	94.2%	94.5%	2,959	13.60	0.4%	0.3%	0.3%
71	Elkhart-Goshen, IN	218	2	445,534	96.4%	96.4%	2,881	9.00	0.4%	0.5%	0.3%
72	Richmond, VA	45	2	215,897	76.6%	95.7%	2,873	13.91	0.4%	0.2%	0.3%
73	Lafayette, LA	108	3	433,211	95.4%	95.6%	2,821	6.82	0.6%	0.5%	0.3%
74	Des Moines-West Des Moines, IA	90	2	511,885	89.0%	90.0%	2,816	6.18	0.4%	0.6%	0.3%
75	Lexington-Fayette, KY	107	2	414,960	95.5%	96.2%	2,800	7.02	0.4%	0.5%	0.3%
76	Savannah, GA	138	2	224,201	78.6%	94.2%	2,795	13.41	0.4%	0.3%	0.3%
77	Traverse City, MI	284	1	412,755	97.6%	98.6%	2,792	27.13	0.2%	0.5%	0.3%
78	Odessa, TX	261	1	365,559	100.0%	100.0%	2,770	12.13	0.2%	0.4%	0.3%
79	Tullahoma-Manchester, TN	377	3	433,744	94.0%	94.4%	2,699	6.59	0.6%	0.5%	0.3%
80	Blacksburg-Christiansburg-Radford, VA	231	1	180,220	92.8%	100.0%	2,657	14.99	0.2%	0.2%	0.3%
81	Baltimore-Columbia-Towson, MD	21	1	218,862	100.0%	100.0%	2,636	12.04	0.2%	0.3%	0.3%

Supplemental Disclosure - Three Months Ended June 30, 2016	Page 33

LARGEST MSAs BY ABR
Dollars in thousands except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Billed	Leased	ABR	ABR / SF	Properties	of GLA	of ABR
82	Lancaster, PA	103	3	236,006	98.3%	98.3%	2,511	10.82	0.6%	0.3%	0.3%
83	Fort Wayne, IN	125	2	254,101	81.9%	81.9%	2,488	13.95	0.4%	0.3%	0.3%
84	Bridgeport-Stamford-Norwalk, CT	57	1	160,536	87.9%	87.9%	2,431	17.22	0.2%	0.2%	0.3%
85	Chattanooga, TN-GA	101	2	339,426	94.9%	95.3%	2,407	8.07	0.4%	0.4%	0.3%
86	Dover, DE	240	1	191,974	100.0%	100.0%	2,334	12.16	0.2%	0.2%	0.2%
87	Merced, CA	178	1	146,364	98.8%	98.8%	2,331	16.13	0.2%	0.2%	0.2%
88	Altoona, PA	326	1	278,586	88.9%	88.9%	2,140	8.64	0.2%	0.3%	0.2%
89	Corning, NY	389	1	253,335	100.0%	100.0%	2,092	8.26	0.2%	0.3%	0.2%
90	Duluth, MN-WI	168	1	182,969	98.6%	98.6%	2,005	11.12	0.2%	0.2%	0.2%
91	Concord, NH	287	1	182,887	100.0%	100.0%	1,994	11.16	0.2%	0.2%	0.2%
92	Portland-South Portland, ME	104	1	287,513	99.3%	99.3%	1,957	16.70	0.2%	0.3%	0.2%
93	Rutland, VT	528	1	224,514	98.2%	98.2%	1,944	8.81	0.2%	0.3%	0.2%
94	Santa Maria-Santa Barbara, CA	117	1	179,549	91.1%	100.0%	1,939	11.64	0.2%	0.2%	0.2%
95	Hickory-Lenoir-Morganton, NC	145	2	295,970	77.7%	78.3%	1,906	8.22	0.4%	0.3%	0.2%
96	Pittsburgh, PA	26	1	199,079	100.0%	100.0%	1,906	10.61	0.2%	0.2%	0.2%
97	Sacramento--Roseville--Arden-Arcade, CA	27	1	103,695	95.6%	95.6%	1,844	18.61	0.2%	0.1%	0.2%
98	Springfield, IL	211	2	178,644	91.6%	93.0%	1,835	11.06	0.4%	0.2%	0.2%
99	York-Hanover, PA	120	1	153,088	93.3%	93.3%	1,814	12.96	0.2%	0.2%	0.2%
100	Cape Coral-Fort Myers, FL	79	2	130,312	98.9%	98.9%	1,803	14.00	0.4%	0.2%	0.2%
	100 Largest MSAs by ABR	—	439	76,267,425	90.9%	93.2%	873,808	13.38	85.9%	88.4%	91.3%

	Other MSAs	—	77	10,178,723	87.9%	89.6%	78,845	8.98	14.1%	11.6%	8.7%

TOTAL		—	516	86,446,148	90.6%	92.8%	$952,653	$12.85	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended June 30, 2016	Page 34

PROPERTIES BY STATE
Dollars in thousands except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	State	Properties	GLA	Leased	Billed	ABR	ABR / SF	Properties	of GLA	of ABR
1	Texas	66	9,555,752	90.4%	92.9%	$106,933	$12.79	12.8%	11.1%	11.2%
2	Florida	57	8,983,935	88.0%	91.4%	105,243	13.30	11.0%	10.4%	11.0%
3	California	29	5,776,984	96.5%	97.7%	91,716	17.28	5.6%	6.7%	9.6%
4	Pennsylvania	36	5,958,581	93.9%	95.4%	68,091	14.46	7.0%	6.9%	7.2%
5	New York	33	4,340,537	88.4%	91.4%	64,738	16.98	6.4%	5.0%	6.8%
6	Illinois	24	4,855,389	90.4%	91.6%	51,654	12.59	4.7%	5.6%	5.4%
7	Georgia	37	5,264,566	88.8%	90.8%	46,751	9.99	7.2%	6.1%	4.9%
8	Ohio	24	4,528,865	91.0%	92.9%	43,577	11.98	4.7%	5.2%	4.6%
9	New Jersey	18	3,087,643	91.4%	92.2%	41,963	15.71	3.5%	3.6%	4.5%
10	North Carolina	21	4,326,434	90.5%	92.0%	41,277	10.96	3.9%	5.0%	4.3%
11	Michigan	19	3,695,959	87.4%	90.8%	33,187	12.31	3.7%	4.3%	3.5%
12	Connecticut	15	2,260,429	94.1%	94.4%	30,555	15.31	2.9%	2.6%	3.3%
13	Tennessee	15	3,063,908	92.3%	93.6%	28,887	10.63	2.9%	3.5%	3.0%
14	Kentucky	12	2,605,539	93.8%	97.7%	22,648	9.47	2.3%	3.0%	2.4%
15	Massachusetts	11	1,874,257	92.5%	93.2%	20,736	15.14	2.1%	2.2%	2.2%
16	Colorado	6	1,476,881	94.0%	94.1%	18,552	13.41	1.2%	1.7%	1.9%
17	Minnesota	10	1,471,078	84.6%	91.1%	15,729	12.50	1.9%	1.7%	1.7%
18	Indiana	12	1,963,425	86.6%	87.2%	15,421	9.82	2.1%	2.3%	1.6%
19	Virginia	11	1,446,496	85.1%	91.4%	14,817	11.77	2.1%	1.7%	1.6%
20	South Carolina	8	1,368,161	82.5%	86.0%	13,282	11.54	1.6%	1.6%	1.4%
21	Maryland	5	776,427	100.0%	100.0%	10,067	13.02	1.0%	0.9%	1.1%
22	Nevada	3	613,061	93.7%	95.4%	8,361	14.38	0.6%	0.7%	0.9%
23	New Hampshire	5	772,770	83.4%	89.7%	7,795	14.33	1.0%	0.9%	0.8%
24	Wisconsin	5	760,967	89.4%	90.3%	7,113	10.35	1.0%	0.9%	0.7%
25	Alabama	4	984,573	91.7%	92.0%	7,005	9.60	0.8%	1.1%	0.7%
26	Missouri	6	862,861	87.9%	91.6%	6,528	8.40	1.2%	1.0%	0.7%
27	Mississippi	3	406,316	84.6%	97.0%	4,058	10.49	0.6%	0.5%	0.4%
28	Iowa	4	721,937	88.6%	89.3%	4,049	6.33	0.8%	0.8%	0.4%
29	Louisiana	4	612,250	96.1%	96.2%	3,912	6.64	0.8%	0.7%	0.4%
30	Kansas	2	367,779	89.8%	91.3%	2,945	11.38	0.4%	0.4%	0.3%
31	Arizona	2	288,110	62.2%	77.7%	2,730	12.19	0.4%	0.3%	0.3%
32	Delaware	1	191,974	100.0%	100.0%	2,334	12.16	0.2%	0.2%	0.2%
33	West Virginia	2	251,500	96.4%	97.2%	2,007	8.21	0.4%	0.3%	0.2%
34	Maine	1	287,513	99.3%	99.3%	1,957	16.70	0.2%	0.3%	0.2%
35	Vermont	1	224,514	98.2%	98.2%	1,944	8.81	0.2%	0.3%	0.2%
36	Oklahoma	1	186,851	100.0%	100.0%	1,769	9.47	0.2%	0.2%	0.2%
37	Rhode Island	1	148,126	83.8%	83.8%	1,356	10.92	0.2%	0.2%	0.1%
38	New Mexico	2	83,800	100.0%	100.0%	966	11.53	0.4%	0.1%	0.1%

TOTAL		516	86,446,148	90.6%	92.8%	$952,653	$12.85	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended June 30, 2016	Page 35

PROPERTY LIST
Dollars in thousands except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

1	Winchester Plaza	Huntsville	AL	Huntsville, AL	2006	75,780	94.6%	$899	$12.54	Publix	—
2	Springdale	Mobile	AL	Mobile, AL	2004	606,731	88.5%	3,657	10.13	Sam's Club*	Belk, Big Lots, Burlington Stores, Marshalls, Michaels, Staples
3	Payton Park	Sylacauga	AL	Talladega-Sylacauga, AL	1995	231,820	100.0%	1,599	6.90	Walmart Supercenter	Burke's Outlet
4	Shops of Tuscaloosa	Tuscaloosa	AL	Tuscaloosa, AL	2005	70,242	92.6%	850	13.07	Publix	—
5	Glendale Galleria	Glendale	AZ	Phoenix-Mesa-Scottsdale, AZ	2016	119,525	71.1%	1,111	13.07	—	LA Fitness, Sears Outlet
6	Northmall Centre	Tucson	AZ	Tucson, AZ	1996	168,585	82.4%	1,619	11.66	Sam's Club*	CareMore, JC Penney Home Store, Stein Mart
7	Applegate Ranch Shopping Center	Atwater	CA	Merced, CA	2006	146,364	98.8%	2,331	16.13	SuperTarget*, Walmart Supercenter*	Marshalls, Petco
8	Bakersfield Plaza	Bakersfield	CA	Bakersfield, CA	2014	240,328	99.9%	3,309	14.03	Lassens Natural Foods & Vitamins	Burlington Stores, Ross Dress for Less
9	Carmen Plaza	Camarillo	CA	Oxnard-Thousand Oaks-Ventura, CA	2000	129,173	94.4%	2,016	17.47	Trader Joe's*	24 Hour Fitness, CVS, Michaels
10	Plaza Rio Vista	Cathedral	CA	Riverside-San Bernardino-Ontario, CA	2005	67,621	91.9%	1,100	17.71	Stater Bros.	—
11	Clovis Commons	Clovis	CA	Fresno, CA	2004	174,990	99.3%	3,848	22.15	—	Best Buy, Office Depot, PetSmart, T.J.Maxx	Target
12	Cudahy Plaza	Cudahy	CA	Los Angeles-Long Beach-Anaheim, CA	1994	147,804	98.0%	1,296	8.95	—	Big Lots, Kmart
13	University Mall	Davis	CA	Sacramento--Roseville--Arden-Arcade, CA	2011	103,695	95.6%	1,844	18.61	Trader Joe's	Forever 21, World Market
14	Felicita Plaza	Escondido	CA	San Diego-Carlsbad, CA	2001	98,714	100.0%	1,397	14.15	Vons (Albertsons)	Chuze Fitness
15	Arbor - Broadway Faire	Fresno	CA	Fresno, CA	1995	261,344	98.3%	3,682	14.34	Smart & Final Extra!	PetSmart, The Home Depot, United Artists Theatres
16	Lompoc Center	Lompoc	CA	Santa Maria-Santa Barbara, CA	2016	179,549	100.0%	1,939	11.64	Vons (Albertsons)	Harbor Freight Tools, Marshalls, Michaels, Staples
17	Briggsmore Plaza	Modesto	CA	Modesto, CA	1998	92,315	100.0%	1,160	13.30	Grocery Outlet	Fallas Paredes, Sears Outlet
18	Montebello Plaza	Montebello	CA	Los Angeles-Long Beach-Anaheim, CA	2012	283,631	95.1%	4,482	16.94	Albertsons	99¢ Only, Best Buy, CVS, Ross Dress for Less
19	California Oaks Center	Murrieta	CA	Riverside-San Bernardino-Ontario, CA	2016	125,187	82.8%	1,645	16.48	Barons Market	Dollar Tree
20	Esplanade Shopping Center	Oxnard	CA	Oxnard-Thousand Oaks-Ventura, CA	2012	356,864	100.0%	6,840	19.34	Walmart Neighborhood Market	Bed Bath & Beyond, Dick's Sporting Goods, LA Fitness, Nordstrom Rack, T.J.Maxx	The Home Depot
21	Pacoima Center	Pacoima	CA	Los Angeles-Long Beach-Anaheim, CA	1995	202,773	100.0%	2,098	10.35	Food 4 Less (Kroger)	Ross Dress for Less, Target
22	Paradise Plaza	Paradise	CA	Chico, CA	1997	198,323	97.5%	934	5.97	Save Mart	Kmart
23	Metro 580	Pleasanton	CA	San Francisco-Oakland-Hayward, CA	2015	176,510	100.0%	2,667	32.92	—	Kohl's, Party City	Walmart
24	Rose Pavilion	Pleasanton	CA	San Francisco-Oakland-Hayward, CA	2016	300,473	95.0%	6,462	22.68	99 Ranch Market, Trader Joe's	Golfsmith, Macy's Home Store
25	Puente Hills Town Center	Rowland Heights	CA	Los Angeles-Long Beach-Anaheim, CA	1984	258,685	99.0%	5,516	21.54	—	Marshalls, Michaels
26	San Bernardino Center	San Bernardino	CA	Riverside-San Bernardino-Ontario, CA	2003	143,082	100.0%	1,079	7.54	—	Big Lots, Target
27	Ocean View Plaza	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	2016	169,963	100.0%	4,675	27.51	Ralphs (Kroger), Trader Joe's	Crunch Fitness, CVS
28	Mira Mesa Mall	San Diego	CA	San Diego-Carlsbad, CA	2003	408,800	96.6%	7,683	20.25	Vons (Albertsons)	Bed Bath & Beyond, Marshalls, Mira Mesa Lanes
29	San Dimas Plaza	San Dimas	CA	Los Angeles-Long Beach-Anaheim, CA	2013	164,757	98.5%	3,518	21.68	Smart & Final Extra!	Harbor Freight Tools, T.J.Maxx	Rite Aid
30	Bristol Plaza	Santa Ana	CA	Los Angeles-Long Beach-Anaheim, CA	2003	111,403	100.0%	2,861	26.20	Trader Joe's	Big Lots, Petco, Rite Aid
31	Gateway Plaza	Santa Fe Springs	CA	Los Angeles-Long Beach-Anaheim, CA	2016	289,268	100.0%	3,520	23.67	El Super, Walmart Supercenter	LA Fitness, Marshalls	Target
32	Santa Paula Center	Santa Paula	CA	Oxnard-Thousand Oaks-Ventura, CA	1995	191,475	100.0%	1,982	10.35	Vons (Albertsons)	Big Lots, Heritage Hardware
33	Vail Ranch Center	Temecula	CA	Riverside-San Bernardino-Ontario, CA	2003	201,904	96.3%	2,898	14.90	Stater Bros.	Rite Aid, Stein Mart
34	Country Hills Shopping Center	Torrance	CA	Los Angeles-Long Beach-Anaheim, CA	1977	56,750	100.0%	1,013	19.04	Ralphs (Kroger)	—
35	Gateway Plaza - Vallejo	Vallejo	CA	Vallejo-Fairfield, CA	1991	495,239	95.4%	7,921	16.85	Costco*	Bed Bath & Beyond, Century Theatres, Marshalls, Michaels, Office Max, Party City, Petco, Ross Dress for Less, Toys"R"Us	Target
36	Arvada Plaza	Arvada	CO	Denver-Aurora-Lakewood, CO	1994	95,236	100.0%	722	7.58	King Soopers (Kroger)	Arc
37	Arapahoe Crossings	Aurora	CO	Denver-Aurora-Lakewood, CO	2016	466,356	99.4%	6,302	13.60	King Soopers (Kroger)	2nd & Charles, AMC Theatres, Big Lots, buybuy BABY, Gordmans, Kohl's, Stein Mart
38	Aurora Plaza	Aurora	CO	Denver-Aurora-Lakewood, CO	1996	178,491	98.1%	1,473	8.72	King Soopers (Kroger)	Cinema Latino, Gen-X
39	Villa Monaco	Denver	CO	Denver-Aurora-Lakewood, CO	2013	122,139	92.3%	1,561	13.84	—	—
40	Superior Marketplace	Superior	CO	Boulder, CO	2016	279,189	81.8%	3,833	16.78	Whole Foods Market, Costco*, SuperTarget*	Party City, T.J.Maxx, Ulta
41	Westminster City Center	Westminster	CO	Denver-Aurora-Lakewood, CO	2014	335,470	93.9%	4,661	14.80	—	Babies"R"Us, Barnes & Noble, Gordmans, Jo-Ann Fabric & Craft Stores, Ross Dress for Less, Tile Shop, Ulta
42	Freshwater - Stateline Plaza	Enfield	CT	Hartford-West Hartford-East Hartford, CT	2004	295,647	95.9%	2,418	16.47	Costco	Dick's Sporting Goods, Jo-Ann Fabric & Craft Stores, P.C. Richard & Son	The Home Depot
43	The Shoppes at Fox Run	Glastonbury	CT	Hartford-West Hartford-East Hartford, CT	2012	106,364	91.4%	2,365	24.33	Whole Foods Market	Petco
44	Groton Square	Groton	CT	Norwich-New London, CT	1987	196,802	96.8%	2,604	13.67	Super Stop & Shop (Ahold)	Kohl's	Walmart
45	Parkway Plaza	Hamden	CT	New Haven-Milford, CT	2006	72,353	100.0%	1,015	14.03	PriceRite (Wakefern)	—
46	Killingly Plaza	Killingly	CT	Worcester, MA-CT	1990	76,960	98.7%	609	8.02	—	Kohl's
47	The Manchester Collection	Manchester	CT	Hartford-West Hartford-East Hartford, CT	2015	339,775	93.0%	4,433	14.03	Sam's Club*, Walmart Supercenter*	A.C. Moore, Ashley Furniture, Babies"R"Us, Bed Bath & Beyond, Big Bob's Flooring Outlet, DSW, Edge Fitness, Hobby Lobby, Men's Wearhouse, Plaza Aztec	Walmart
48	Chamberlain Plaza	Meriden	CT	New Haven-Milford, CT	2004	54,302	100.0%	592	10.90	—	Dollar Tree, Savers

Supplemental Disclosure - Three Months Ended June 30, 2016	Page 36

PROPERTY LIST
Dollars in thousands except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

49	Milford Center	Milford	CT	New Haven-Milford, CT	1966	25,056	100.0%	341	13.61	—	—
50	Turnpike Plaza	Newington	CT	Hartford-West Hartford-East Hartford, CT	2004	149,894	100.0%	2,507	16.73	Price Chopper	Dick's Sporting Goods
51	North Haven Crossing	North Haven	CT	New Haven-Milford, CT	2015	104,017	88.4%	1,632	17.75	—	Barnes & Noble, Dollar Tree, DSW, Five Below, Lumber Liquidators, PetSmart
52	Christmas Tree Plaza	Orange	CT	New Haven-Milford, CT	1996	132,791	96.6%	1,809	14.10	—	A.C. Moore, Christmas Tree Shops
53	Stratford Square	Stratford	CT	Bridgeport-Stamford-Norwalk, CT	2015	160,536	87.9%	2,431	17.22	—	LA Fitness, Marshalls
54	Torrington Plaza	Torrington	CT	Torrington, CT	1994	125,496	85.5%	1,209	11.27	—	Jo-Ann Fabric & Craft Stores, Staples, T.J.Maxx
55	Waterbury Plaza	Waterbury	CT	New Haven-Milford, CT	2000	183,706	92.1%	2,201	13.05	Super Stop & Shop (Ahold)	Dollar Tree, Pretty Woman	Target
56	Waterford Commons	Waterford	CT	Norwich-New London, CT	2004	236,730	97.4%	4,389	19.04	—	Babies"R"Us, Dick’s Sporting Goods, DSW, Michaels, Party City, Ulta	Best Buy
57	North Dover Center	Dover	DE	Dover, DE	2013	191,974	100.0%	2,334	12.16	Acme (Albertsons)	Party City, Staples, T.J.Maxx, Toys"R"Us
58	Brooksville Square	Brooksville	FL	Tampa-St. Petersburg-Clearwater, FL	2013	156,361	96.6%	1,653	10.94	Publix	Sears Outlet
59	Coastal Way - Coastal Landing	Brooksville	FL	Tampa-St. Petersburg-Clearwater, FL	2008	372,218	97.4%	3,481	16.29	—	Bed Bath & Beyond, Belk, hhgregg, Marshalls, Michaels, Office Depot, Petco, Sears, Ulta
60	Midpoint Center	Cape Coral	FL	Cape Coral-Fort Myers, FL	2002	75,386	100.0%	1,008	13.37	Publix	—	Target
61	Clearwater Mall	Clearwater	FL	Tampa-St. Petersburg-Clearwater, FL	2012	300,929	98.7%	6,372	22.59	Costco*, SuperTarget*	hhgregg, Michaels, PetSmart, Ross Dress for Less	Lowe's
62	Coconut Creek Plaza	Coconut Creek	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2005	265,671	85.4%	3,077	13.55	Publix	Bealls Outlet, Big Lots, Off the Wall Trampoline, Planet Fitness, Rainbow
63	Century Plaza Shopping Center	Deerfield Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2006	81,514	94.1%	1,531	19.95	—	Broward County Library
64	Northgate Shopping Center	DeLand	FL	Deltona-Daytona Beach-Ormond Beach, FL	1993	186,396	97.9%	1,298	7.11	Publix	—
65	Eustis Village	Eustis	FL	Orlando-Kissimmee-Sanford, FL	2002	156,927	96.9%	1,733	11.40	Publix	Bealls Outlet
66	First Street Village	Fort Meyers	FL	Cape Coral-Fort Myers, FL	2006	54,926	97.3%	795	14.88	Publix	—
67	Sun Plaza	Ft. Walton Beach	FL	Crestview-Fort Walton Beach-Destin, FL	2004	158,118	99.1%	1,638	10.45	Publix	Bealls Outlet, Books-A-Million, Office Depot, T.J.Maxx
68	Normandy Square	Jacksonville	FL	Jacksonville, FL	1996	87,240	88.4%	736	9.54	Winn-Dixie (Southeastern Grocers)	Family Dollar
69	Regency Park Shopping Center	Jacksonville	FL	Jacksonville, FL	2016	334,065	72.1%	1,840	8.40	—	American Signature Furniture, Bealls Outlet, Books-A-Million, Hard Knocks, Ollie's Bargain Outlet
70	The Shoppes at Southside	Jacksonville	FL	Jacksonville, FL	2016	109,113	100.0%	1,886	17.29	—	Best Buy, David's Bridal, Restoration Hardware Outlet
71	Ventura Downs	Kissimmee	FL	Orlando-Kissimmee-Sanford, FL	2005	98,191	98.6%	1,274	13.16	—	—
72	Marketplace at Wycliffe	Lake Worth	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2015	133,520	97.6%	2,195	16.85	Walmart Neighborhood Market	Walgreens
73	Venetian Isle Shopping Ctr	Lighthouse Point	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1992	182,314	95.6%	1,863	11.01	Publix	Dollar Tree, Petco, Staples, Tuesday Morning, T.J.Maxx
74	Marco Town Center	Marco Island	FL	Naples-Immokalee-Marco Island, FL	2001	109,931	88.7%	2,016	20.69	Publix	—
75	Mall at 163rd Street	Miami	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2007	339,478	72.8%	3,699	18.75	Walmart Supercenter*	Citi Trends, Marshalls, Ross Dress for Less
76	Miami Gardens	Miami	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1996	244,719	98.8%	2,543	10.52	Winn-Dixie (Southeastern Grocers)	Ross Dress for Less
77	Freedom Square	Naples	FL	Naples-Immokalee-Marco Island, FL	1995	211,839	100.0%	1,928	9.10	Publix	—
78	Naples Plaza	Naples	FL	Naples-Immokalee-Marco Island, FL	2013	200,820	98.2%	3,350	17.28	Publix	Marshalls, Office Depot, PGA TOUR Superstore
79	Park Shore Plaza	Naples	FL	Naples-Immokalee-Marco Island, FL	2016	249,390	90.6%	3,585	16.26	The Fresh Market	Big Lots, Burlington Stores, HomeGoods, Party City, Saks OFF Fifth
80	Chelsea Place	New Port Richey	FL	Tampa-St. Petersburg-Clearwater, FL	1992	81,144	95.1%	933	12.09	Publix	Zone Fitness Club
81	Southgate Center	New Port Richey	FL	Tampa-St. Petersburg-Clearwater, FL	2012	246,980	96.9%	2,424	10.58	Publix	Bealls Outlet, Big Lots, Lumber Liquidators, Old Time Pottery, Pet Supermarket, YouFit Health Club
82	Presidential Plaza West	North Lauderdale	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2006	88,306	88.3%	805	10.32	Sedano's	Family Dollar
83	Fashion Square	Orange Park	FL	Jacksonville, FL	1996	36,029	50.4%	391	30.31	—	Miller's Orange Park Ale House, Ruby Tuesday, Samurai Japanese Steakhouse
84	Colonial Marketplace	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2014	141,069	98.5%	2,343	16.86	—	Burlington Stores, LA Fitness	Target
85	Conway Crossing	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2002	76,321	98.7%	961	12.76	Publix	—
86	Hunter's Creek Plaza	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1998	73,204	93.4%	1,024	14.97	—	Office Depot
87	Pointe Orlando	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2016	417,444	91.8%	8,160	22.30	—	Main Event, Regal Cinemas
88	Martin Downs Town Center	Palm City	FL	Port St. Lucie, FL	1996	64,546	95.7%	726	11.76	Publix	—
89	Martin Downs Village Center	Palm City	FL	Port St. Lucie, FL	1987	154,964	84.9%	2,395	18.21	—	Coastal Care, Goodwill, Walgreens
90	23rd Street Station	Panama City	FL	Panama City, FL	1995	98,827	95.2%	1,157	12.30	Publix	—
91	Panama City Square	Panama City	FL	Panama City, FL	2015	298,685	100.0%	2,433	8.15	Walmart Supercenter	Big Lots, Harbor Freight Tools, Sports Authority, T.J.Maxx
92	Pensacola Square	Pensacola	FL	Pensacola-Ferry Pass-Brent, FL	1995	142,767	89.5%	1,163	9.69	—	Bealls Outlet, Big Lots, Petland, Sears Home Appliance Showroom	Hobby Lobby
93	Shopper's Haven Shopping Ctr	Pompano Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1998	206,791	98.5%	2,711	13.73	Winn-Dixie (Southeastern Grocers)	A.C. Moore, Bealls Outlet, Bed Bath & Beyond, Party City, YouFit Health Club
94	East Port Plaza	Port St. Lucie	FL	Port St. Lucie, FL	1991	162,831	82.0%	1,779	13.32	Publix	Fortis Institute, Walgreens
95	Shoppes of Victoria Square	Port St. Lucie	FL	Port St. Lucie, FL	1990	95,243	83.1%	940	11.88	Winn-Dixie (Southeastern Grocers)	Dollar Tree

Supplemental Disclosure - Three Months Ended June 30, 2016	Page 37

PROPERTY LIST
Dollars in thousands except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

96	Lake St. Charles	Riverview	FL	Tampa-St. Petersburg-Clearwater, FL	1999	57,015	95.4%	557	10.24	Winn-Dixie (Southeastern Grocers)	—
97	Cobblestone Village	Royal Palm Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2005	39,404	83.8%	604	18.29	SuperTarget*	The Zoo Health Club
98	Beneva Village Shoppes	Sarasota	FL	North Port-Sarasota-Bradenton, FL	1987	141,532	88.1%	1,557	12.49	Publix	Harbor Freight Tools, Walgreens
99	Sarasota Village	Sarasota	FL	North Port-Sarasota-Bradenton, FL	2011	173,184	100.0%	2,034	12.04	Publix	Big Lots, Crunch Fitness, HomeGoods
100	Atlantic Plaza	Satellite Beach	FL	Palm Bay-Melbourne-Titusville, FL	2008	130,845	71.6%	1,217	12.99	Publix	—
101	Seminole Plaza	Seminole	FL	Tampa-St. Petersburg-Clearwater, FL	2016	156,579	95.4%	1,194	7.99	—	Bealls Outlet, Burlington Stores, T.J.Maxx
102	Cobblestone Village	St. Augustine	FL	Jacksonville, FL	2015	261,061	92.4%	3,234	13.41	Publix	Bealls, Bed Bath & Beyond, Michaels, Party City, Petco
103	Dolphin Village	St. Pete Beach	FL	Tampa-St. Petersburg-Clearwater, FL	1990	134,324	82.4%	1,621	14.65	Publix	CVS, Dollar Tree
104	Bay Pointe Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2016	95,560	96.7%	1,140	12.34	Publix	Bealls Outlet, Pet Supermarket
105	Rutland Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	149,562	95.0%	1,235	8.69	Winn-Dixie (Southeastern Grocers)	Bealls Outlet, Big Lots
106	Skyway Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	110,799	90.8%	886	9.08	—	Dollar Tree
107	Tyrone Gardens	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	1998	209,337	85.1%	1,586	8.91	Winn-Dixie (Southeastern Grocers)	Bealls Outlet, Big Lots, Chuck E. Cheese’s
108	Downtown Publix	Stuart	FL	Port St. Lucie, FL	2000	151,246	56.0%	1,055	12.46	Publix	Family Dollar
109	Sunrise Town Center	Sunrise	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1989	110,109	94.2%	1,285	12.39	Patel Brothers	Dollar Tree, LA Fitness	Walmart
110	Carrollwood Center	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	2002	90,558	93.3%	1,355	16.04	Publix	Rarehues
111	Ross Plaza	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	1996	90,625	99.2%	1,221	13.58	—	Deal$, Ross Dress for Less, Lumber Liquidators
112	Tarpon Mall	Tarpon Springs	FL	Tampa-St. Petersburg-Clearwater, FL	2003	145,832	97.6%	2,120	14.90	Publix	Petco, T.J.Maxx, Ulta
113	Venice Plaza	Venice	FL	North Port-Sarasota-Bradenton, FL	1999	132,345	98.3%	911	7.00	Winn-Dixie (Southeastern Grocers)	Lumber Liquidators, Pet Supermarket, T.J.Maxx
114	Venice Shopping Center	Venice	FL	North Port-Sarasota-Bradenton, FL	2000	109,801	84.7%	585	6.29	Publix	Bealls Outlet
115	Governors Towne Square	Acworth	GA	Atlanta-Sandy Springs-Roswell, GA	2005	68,658	96.8%	1,148	17.27	Publix	—
116	Albany Plaza	Albany	GA	Albany, GA	1995	114,169	75.1%	542	6.32	Harveys (Southeastern Grocers)	Big Lots, OK Beauty & Fashions Outlet
117	Mansell Crossing	Alpharetta	GA	Atlanta-Sandy Springs-Roswell, GA	2015	332,364	98.6%	5,057	19.25	—	AMC Theatres, Barnes & Noble, DSW, Macy's Furniture Gallery, REI, Sports Authority, T.J.Maxx, Ulta	Toys"R"Us
118	Perlis Plaza	Americus	GA	Americus, GA	1972	165,315	84.0%	793	5.71	—	Belk, Roses
119	Northeast Plaza	Atlanta	GA	Atlanta-Sandy Springs-Roswell, GA	2015	442,201	95.9%	4,677	11.17	City Farmers Market	Atlanta Ballroom Dance Club, dd's Discounts (Ross), Goodwill
120	Augusta West Plaza	Augusta	GA	Augusta-Richmond County, GA-SC	2006	207,823	68.3%	1,067	7.52	—	Burlington Stores, Dollar Tree
121	Sweetwater Village	Austell	GA	Atlanta-Sandy Springs-Roswell, GA	1985	66,197	97.8%	501	7.74	Food Depot	Family Dollar
122	Vineyards at Chateau Elan	Braselton	GA	Atlanta-Sandy Springs-Roswell, GA	2002	79,047	89.4%	989	13.99	Publix	—
123	Cedar Plaza	Cedartown	GA	Cedartown, GA	1994	83,300	76.5%	546	8.57	Kroger	—
124	Conyers Plaza	Conyers	GA	Atlanta-Sandy Springs-Roswell, GA	2001	171,374	99.1%	2,027	11.94	Walmart Supercenter*	Jo-Ann Fabric & Craft Stores, Mattress Firm, PetSmart, Value Village	The Home Depot
125	Cordele Square	Cordele	GA	Cordele, GA	2002	127,953	85.8%	722	6.58	Harveys (Southeastern Grocers)	Belk, Citi Trends, Cordele Theatres
126	Covington Gallery	Covington	GA	Atlanta-Sandy Springs-Roswell, GA	1991	174,857	94.3%	1,090	6.61	Ingles	Kmart
127	Salem Road Station	Covington	GA	Atlanta-Sandy Springs-Roswell, GA	2000	67,270	96.4%	747	11.52	Publix	—
128	Keith Bridge Commons	Cumming	GA	Atlanta-Sandy Springs-Roswell, GA	2002	94,886	89.4%	1,126	13.28	Kroger	Anytime Fitness
129	Northside	Dalton	GA	Dalton, GA	2001	73,931	91.4%	543	8.04	Food City	Family Dollar
130	Cosby Station	Douglasville	GA	Atlanta-Sandy Springs-Roswell, GA	1994	77,811	90.8%	779	11.03	Publix	—
131	Park Plaza	Douglasville	GA	Atlanta-Sandy Springs-Roswell, GA	1986	46,494	78.1%	594	16.36	Kroger*	—
132	Dublin Village	Dublin	GA	Dublin, GA	2005	94,920	97.3%	691	7.49	Kroger	—
133	Westgate	Dublin	GA	Dublin, GA	2004	113,138	94.0%	677	6.60	Harveys (Southeastern Grocers)	Bealls Outlet, Big Lots	The Home Depot
134	Venture Pointe	Duluth	GA	Atlanta-Sandy Springs-Roswell, GA	2012	155,172	89.0%	1,428	10.34	—	American Signature Furniture, Ollie's Bargain Outlet, Studio Movie Grill
135	Banks Station	Fayetteville	GA	Atlanta-Sandy Springs-Roswell, GA	2006	176,451	87.8%	1,133	8.42	Food Depot	Cinemark, Staples
136	Barrett Place	Kennesaw	GA	Atlanta-Sandy Springs-Roswell, GA	1994	218,818	100.0%	2,175	9.94	—	Best Buy, Michaels, OfficeMax, PetSmart, Sports Authority, The Furniture Mall
137	Shops of Huntcrest	Lawrenceville	GA	Atlanta-Sandy Springs-Roswell, GA	2003	97,040	97.9%	1,305	13.73	Publix	—
138	Mableton Walk	Mableton	GA	Atlanta-Sandy Springs-Roswell, GA	1994	105,884	80.4%	1,084	12.73	Publix	—
139	The Village at Mableton	Mableton	GA	Atlanta-Sandy Springs-Roswell, GA	2015	239,013	91.3%	1,062	5.01	—	Dollar Tree, Kmart, Ollie's Bargain Outlet, Planet Fitness
140	North Park	Macon	GA	Macon, GA	2013	216,795	98.8%	1,364	6.37	Kroger	Kmart
141	Marshalls at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	1982	54,976	97.8%	524	9.74	—	Marshalls
142	New Chastain Corners	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	2004	113,079	81.8%	911	9.85	Kroger	—
143	Pavilions at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	1996	154,224	87.8%	1,652	12.20	Kroger	J. Christopher's
144	Perry Marketplace	Perry	GA	Warner Robins, GA	2004	179,973	78.4%	999	7.08	Kroger	Ace Hardware, Bealls Outlet, Goody's
145	Creekwood Village	Rex	GA	Atlanta-Sandy Springs-Roswell, GA	1990	69,778	85.2%	494	8.31	Food Depot	—
146	Shops of Riverdale	Riverdale	GA	Atlanta-Sandy Springs-Roswell, GA	1995	16,808	82.2%	268	19.41	Walmart Supercenter*	—

Supplemental Disclosure - Three Months Ended June 30, 2016	Page 38

PROPERTY LIST
Dollars in thousands except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

147	Holcomb Bridge Crossing	Roswell	GA	Atlanta-Sandy Springs-Roswell, GA	1988	105,420	94.0%	965	9.74	—	PGA TOUR Superstore
148	Victory Square	Savannah	GA	Savannah, GA	2007	122,739	95.4%	1,733	15.16	SuperTarget*	Citi Trends, Dollar Tree, Frank Theatres, Staples	The Home Depot
149	Stockbridge Village	Stockbridge	GA	Atlanta-Sandy Springs-Roswell, GA	2008	188,135	88.4%	2,527	15.19	Kroger	—
150	Stone Mountain Festival	Stone Mountain	GA	Atlanta-Sandy Springs-Roswell, GA	2006	347,091	95.9%	1,749	5.26	Walmart Supercenter	Hobby Lobby, NCG Cinemas
151	Wilmington Island	Wilmington Island	GA	Savannah, GA	2016	101,462	92.7%	1,062	11.29	Kroger	—
152	Kimberly West Shopping Center	Davenport	IA	Davenport-Moline-Rock Island, IA-IL	1987	113,713	87.3%	607	6.11	Hy-Vee	—
153	Haymarket Mall	Des Moines	IA	Des Moines-West Des Moines, IA	2002	243,680	98.0%	1,409	6.03	—	Burlington Stores, Hobby Lobby
154	Haymarket Square	Des Moines	IA	Des Moines-West Des Moines, IA	2002	268,205	82.7%	1,407	6.34	Price Chopper	Big Lots, Northern Tool + Equipment, Office Depot
155	Warren Plaza	Dubuque	IA	Dubuque, IA	1993	96,339	88.2%	626	7.37	Hy-Vee	—	Target
156	Annex of Arlington	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	2015	192,904	90.6%	2,930	16.76	Trader Joe's	Binny's Beverage Depot, Chuck E. Cheese's, hhgregg, Petco, Ulta
157	Ridge Plaza	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	2000	151,643	90.5%	2,008	14.64	—	Savers, XSport Fitness	Kohl's
158	Bartonville Square	Bartonville	IL	Peoria, IL	2001	61,678	100.0%	358	6.14	Kroger	—
159	Festival Center	Bradley	IL	Kankakee, IL	2006	63,796	100.0%	417	6.54	—	Big Lots, Dollar General
160	Southfield Plaza	Bridgeview	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	198,331	86.3%	1,866	10.91	Shop & Save Market	Hobby Lobby, Walgreens
161	Commons of Chicago Ridge	Chicago Ridge	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	324,977	94.8%	4,039	23.50	—	Marshalls, Office Depot, The Home Depot, XSport Fitness
162	Rivercrest Shopping Center	Crestwood	IL	Chicago-Naperville-Elgin, IL-IN-WI	2016	547,531	93.6%	5,716	14.27	Ultra Foods	AMC, Best Buy, Five Below, Party City, PetSmart, Ross Dress for Less, T.J.Maxx
163	The Commons of Crystal Lake	Crystal Lake	IL	Chicago-Naperville-Elgin, IL-IN-WI	2015	273,060	86.3%	2,353	9.98	Jewel-Osco (Albertsons)	Burlington Stores	Hobby Lobby
164	Elk Grove Town Center	Elk Grove Village	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	131,794	98.6%	2,135	16.42	—	Walgreens
165	Crossroads Centre	Fairview Heights	IL	St. Louis, MO-IL	2016	242,198	91.9%	2,041	9.17	Ruler Foods (Kroger)	Big Lots, Sky Zone, T.J.Maxx
166	Frankfort Crossing Shopping Center	Frankfort	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	114,534	96.3%	1,419	12.86	Jewel-Osco (Albertsons)	Ace Hardware
167	Freeport Plaza	Freeport	IL	Freeport, IL	2000	87,846	88.3%	503	6.49	Cub Foods (Supervalu)	—
168	Westview Center	Hanover Park	IL	Chicago-Naperville-Elgin, IL-IN-WI	2015	326,422	93.5%	2,699	9.15	Tony's Finer Foods	Big Lots, LA Fitness, Sears Outlet	Value City
169	The Quentin Collection	Kildeer	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	171,530	97.3%	2,774	16.62	The Fresh Market	Best Buy, DSW, PetSmart, Stein Mart
170	Butterfield Square	Libertyville	IL	Chicago-Naperville-Elgin, IL-IN-WI	2013	106,755	98.8%	1,581	15.00	Sunset Foods	—
171	High Point Centre	Lombard	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	240,096	77.5%	1,653	8.89	Ultra Foods	Jo-Ann Fabric & Craft Stores, Office Depot
172	Long Meadow Commons	Mundelein	IL	Chicago-Naperville-Elgin, IL-IN-WI	1997	118,470	84.9%	1,510	15.92	Jewel-Osco	—
173	Westridge Court	Naperville	IL	Chicago-Naperville-Elgin, IL-IN-WI	2015	680,553	96.2%	8,103	12.38	—	Art Van Furniture, Big Lots, buybuy BABY, Gordmans, hhgregg, Marshalls, Old Navy, Party City, Savers, Star Cinema Grill, Savers, Turk Furniture, Ulta
174	Sterling Bazaar	Peoria	IL	Peoria, IL	1992	87,359	92.0%	754	9.96	Kroger	—
175	Rollins Crossing	Round Lake Beach	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	192,849	96.3%	1,994	17.64	—	LA Fitness, Regal Cinemas
176	Twin Oaks Shopping Center	Silvis	IL	Davenport-Moline-Rock Island, IA-IL	1991	114,342	97.6%	730	6.54	Hy-Vee	Eye Surgeons Associates
177	Parkway Pointe	Springfield	IL	Springfield, IL	1994	38,737	85.9%	580	17.42	ALDI*	dressbarn, Family Christian Stores, Shoe Carnival	Target, Walmart
178	Sangamon Center North	Springfield	IL	Springfield, IL	1996	139,907	94.9%	1,255	9.46	Schnucks	U.S. Post Office
179	Tinley Park Plaza	Tinley Park	IL	Chicago-Naperville-Elgin, IL-IN-WI	2016	248,077	72.7%	2,236	12.41	Walt's Fine Foods	Planet Fitness, Tile Shop
180	Meridian Village	Carmel	IN	Indianapolis-Carmel-Anderson, IN	1990	130,769	81.4%	876	8.23	—	Dollar Tree, Godby Home Furnishings, Ollie's Bargain Outlet
181	Columbus Center	Columbus	IN	Columbus, IN	2005	143,050	100.0%	1,567	10.95	—	Big Lots, MC Sports, OfficeMax, T.J.Maxx	Target
182	Elkhart Plaza West	Elkhart	IN	Elkhart-Goshen, IN	1997	81,651	91.2%	574	7.71	Martin's Super Market	CVS
183	Apple Glen Crossing	Fort Wayne	IN	Fort Wayne, IN	2002	150,163	96.5%	1,973	17.12	Walmart Supercenter*	Best Buy, Dick's Sporting Goods, PetSmart	Kohl's
184	Market Centre	Goshen	IN	Elkhart-Goshen, IN	1994	363,883	97.6%	2,307	9.39	Sam's Club	Walmart
185	Marwood Plaza	Indianapolis	IN	Indianapolis-Carmel-Anderson, IN	1992	107,080	76.1%	703	8.63	Kroger	—
186	Westlane Shopping Center	Indianapolis	IN	Indianapolis-Carmel-Anderson, IN	2016	71,602	100.0%	653	9.12	Save-A-Lot	Citi Trends
187	Valley View Plaza	Marion	IN	Marion, IN	1997	29,974	83.0%	336	13.51	Walmart Supercenter*	Aaron's
188	Bittersweet Plaza	Mishawaka	IN	South Bend-Mishawaka, IN-MI	2000	91,798	90.4%	727	8.76	Martin's Super Market	—
189	Lincoln Plaza	New Haven	IN	Fort Wayne, IN	1968	103,938	60.7%	515	8.16	Kroger	—
190	Speedway Super Center	Speedway	IN	Indianapolis-Carmel-Anderson, IN	2015	571,967	80.0%	4,104	9.02	Kroger	Kohl's, Oak Street Health Center, Petco, Sears Outlet, T.J.Maxx
191	Sagamore Park Centre	West Lafayette	IN	Lafayette-West Lafayette, IN	2003	117,550	90.3%	1,086	10.23	Pay Less (Kroger)	—
192	Westchester Square	Lenexa	KS	Kansas City, MO-KS	1987	155,518	86.6%	1,177	8.74	Hy-Vee	—
193	West Loop Shopping Center	Manhattan	KS	Manhattan, KS	2013	212,261	94.8%	1,768	14.24	Dillons (Kroger)	Bellus Academy, Jo-Ann Fabric & Craft Stores, Marshalls
194	Green River Plaza	Campbellsville	KY	Campbellsville, KY	1989	203,239	96.6%	1,416	7.21	Kroger	Burke's Outlet, Goody’s, JC Penney, Jo-Ann Fabric & Craft Stores, Tractor Supply Co.
195	North Dixie Plaza	Elizabethtown	KY	Elizabethtown-Fort Knox, KY	1992	130,466	100.0%	877	6.72	—	Kmart
196	Florence Plaza - Florence Square	Florence	KY	Cincinnati, OH-KY-IN	2015	686,487	98.7%	7,243	13.42	Kroger	Barnes & Noble, Burlington Stores, Harbor Freight Tools, Hobby Lobby, Old Navy, Ollie's Bargain Outlet, Staples, T.J.Maxx

Supplemental Disclosure - Three Months Ended June 30, 2016	Page 39

PROPERTY LIST
Dollars in thousands except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

197	Highland Commons	Glasgow	KY	Glasgow, KY	1992	130,466	100.0%	775	5.94	Food Lion (Delhaize)	Kmart
198	Jeffersontown Commons	Jeffersontown	KY	Louisville/Jefferson County, KY-IN	2016	208,374	93.8%	1,754	9.46	—	King Pin Lanes, Louisville Athletic Club, Savers
199	Mist Lake Plaza	Lexington	KY	Lexington-Fayette, KY	1993	217,292	97.0%	1,512	7.18	—	Gabriel Brothers, Walmart
200	London Marketplace	London	KY	London, KY	1994	169,032	99.1%	1,118	6.68	Kroger	Goody's, Kmart
201	Eastgate Shopping Center	Louisville	KY	Louisville/Jefferson County, KY-IN	2002	174,947	100.0%	1,934	11.06	Kroger	Petco
202	Plainview Village	Louisville	KY	Louisville/Jefferson County, KY-IN	1997	165,467	93.1%	1,475	10.11	Kroger	Annie's Attic, Tuesday Morning
203	Stony Brook I & II	Louisville	KY	Louisville/Jefferson County, KY-IN	2016	158,940	99.4%	1,969	12.46	Kroger Marketplace	—
204	Towne Square North	Owensboro	KY	Owensboro, KY	1988	163,161	100.0%	1,287	7.89	—	Books-A-Million, Hobby Lobby, Office Depot
205	Lexington Road Plaza	Versailles	KY	Lexington-Fayette, KY	2007	197,668	95.3%	1,288	6.84	—	Kmart
206	Karam Shopping Center	Lafayette	LA	Lafayette, LA	2015	100,120	83.8%	276	3.29	Super 1 Foods	dd's Discounts (Ross)
207	Iberia Plaza	New Iberia	LA	Lafayette, LA	1992	131,731	99.9%	956	7.26	Super 1 Foods	—
208	Lagniappe Village	New Iberia	LA	Lafayette, LA	2010	201,360	98.5%	1,589	8.01	—	Big Lots, Citi Trends, Stage, T.J.Maxx
209	The Pines Shopping Center	Pineville	LA	Alexandria, LA	1991	179,039	97.8%	1,091	6.23	Super 1 Foods	Kmart
210	Points West Plaza	Brockton	MA	Boston-Cambridge-Newton, MA-NH	2016	133,432	98.6%	1,098	8.35	PriceRite (Wakefern)	Citi Trends, L&M Bargain, Ocean State Job Lot
211	Burlington Square I, II & III	Burlington	MA	Boston-Cambridge-Newton, MA-NH	1992	74,800	94.6%	1,891	26.73	—	Golf Galaxy, Pyara Aveda Spa & Salon, Staples
212	Chicopee Marketplace	Chicopee	MA	Springfield, MA	2005	151,003	100.0%	2,716	18.63	Walmart Supercenter*	Marshalls, Party City, Staples
213	Holyoke Shopping Center	Holyoke	MA	Springfield, MA	2000	195,795	94.6%	1,472	11.61	Super Stop & Shop (Ahold)	Jo-Ann Fabric & Craft Stores, Ocean State Job Lot
214	WaterTower Plaza	Leominster	MA	Worcester, MA-CT	2000	282,591	89.7%	3,100	12.23	Shaw's (Albertsons)	Barnes & Noble, Michaels, Petco, Staples, T.J.Maxx
215	Lunenberg Crossing	Lunenburg	MA	Worcester, MA-CT	1994	25,515	58.8%	247	16.47	Hannaford Bros. (Delhaize)*	—	Walmart
216	Lynn Marketplace	Lynn	MA	Boston-Cambridge-Newton, MA-NH	1968	78,092	100.0%	1,137	14.56	Shaw's (Albertsons)	Rainbow
217	Webster Square Shopping Center	Marshfield	MA	Boston-Cambridge-Newton, MA-NH	2005	182,734	97.9%	2,200	12.30	Star Market (Albertsons)	Marshalls, Ocean State Job Lot
218	Berkshire Crossing	Pittsfield	MA	Pittsfield, MA	1994	442,354	96.9%	3,857	20.89	Market 32	Barnes & Noble, Michaels, Staples, The Home Depot, Ulta, Walmart
219	Westgate Plaza	Westfield	MA	Springfield, MA	1996	103,903	98.7%	1,164	11.69	—	Ocean State Job Lot, Staples, T.J.Maxx
220	Perkins Farm Marketplace	Worcester	MA	Worcester, MA-CT	2015	204,038	74.7%	1,854	21.75	Super Stop & Shop (Ahold)	Citi Trends, Fallas Paredes
221	South Plaza Shopping Center	California	MD	California-Lexington Park, MD	2005	92,335	100.0%	1,802	19.52	—	Best Buy, Old Navy, Petco, Ross Dress for Less
222	Campus Village Shoppes	College Park	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	1986	25,529	100.0%	713	27.93	—	—
223	Fox Run	Prince Frederick	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	1997	292,849	100.0%	3,120	10.65	Giant Food (Ahold)	Jo-Ann Fabric & Craft Stores, Kmart, Peebles
224	Liberty Plaza	Randallstown	MD	Baltimore-Columbia-Towson, MD	2012	218,862	100.0%	2,636	12.04	Walmart Supercenter	Marshalls
225	Rising Sun Towne Centre	Rising Sun	MD	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2013	146,852	100.0%	1,796	12.52	Martin's Food (Ahold)	Big Lots
226	Pine Tree Shopping Center	Portland	ME	Portland-South Portland, ME	1958	287,513	99.3%	1,957	16.70	—	Big Lots, Dollar Tree, Jo-Ann Fabric & Craft Stores, Lowe's
227	Maple Village	Ann Arbor	MI	Ann Arbor, MI	2016	287,387	84.9%	2,890	11.96	Plum Market	Dunham's Sports, HomeGoods, Sierra Trading Post, Stein Mart
228	Grand Crossing	Brighton	MI	Detroit-Warren-Dearborn, MI	2005	85,389	100.0%	893	10.46	VG's Food (SpartanNash)	ACE Hardware
229	Farmington Crossroads	Farmington	MI	Detroit-Warren-Dearborn, MI	2013	79,191	92.9%	746	10.14	—	Dollar Tree, Ollie's Bargain Outlet, True Value
230	Silver Pointe Shopping Center	Fenton	MI	Flint, MI	1996	160,943	87.5%	1,789	12.70	VG's Food (SpartanNash)	Dunham's Sports, Glik's
231	Cascade East	Grand Rapids	MI	Grand Rapids-Wyoming, MI	1983	99,529	76.2%	549	7.24	D&W Fresh Market (SpartanNash)	—
232	Delta Center	Lansing	MI	Lansing-East Lansing, MI	2016	186,246	96.1%	1,486	8.30	—	Bed Bath & Beyond, DXL Destination XL, Hobby Lobby, Planet Fitness
233	Lakes Crossing	Muskegon	MI	Muskegon, MI	2011	110,997	84.9%	1,403	16.28	—	Jo-Ann Fabric & Craft Stores, Party City, Shoe Carnival, Ulta	Kohl's
234	Redford Plaza	Redford	MI	Detroit-Warren-Dearborn, MI	1992	285,386	95.4%	2,548	9.35	Kroger	Ace Hardware, Burlington Stores, CW Price, Dollar Tree
235	Hampton Village Centre	Rochester Hills	MI	Detroit-Warren-Dearborn, MI	2004	454,377	96.3%	5,950	18.00	—	Best Buy, DSW, Emagine Theatre, Kohl's, Old Navy, T.J.Maxx, Ulta	Target
236	Fashion Corners	Saginaw	MI	Saginaw, MI	2004	184,735	100.0%	1,833	9.92	—	Bed Bath & Beyond, Best Buy, Dunham's Sports, Guitar Center, Harbor Freight Tools
237	Green Acres	Saginaw	MI	Saginaw, MI	2011	281,646	67.2%	1,430	13.91	Kroger	Planet Fitness, Rite Aid
238	Hall Road Crossing	Shelby Township	MI	Detroit-Warren-Dearborn, MI	1999	175,503	95.9%	2,296	13.64	—	Gander Mountain, Michaels, Old Navy, T.J.Maxx, Ulta
239	Southfield Plaza	Southfield	MI	Detroit-Warren-Dearborn, MI	2015	101,724	100.0%	1,164	11.44	—	Party City, Planet Fitness	Burlington Stores
240	18 Ryan	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1997	101,709	100.0%	1,464	14.39	VG's Food (SpartanNash)	O'Reilly Auto Parts, Planet Fitness
241	Delco Plaza	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1996	154,853	100.0%	973	6.28	—	Babies"R"Us, Bed Bath & Beyond, Dunham's Mega Sports
242	Grand Traverse Crossing	Traverse City	MI	Traverse City, MI	1996	412,755	98.6%	2,792	27.13	Walmart Supercenter	Books-A-Million, PetSmart, Staples, The Home Depot, Toys"R"Us, Ulta
243	West Ridge	Westland	MI	Detroit-Warren-Dearborn, MI	2015	162,874	52.3%	984	11.55	—	Bed Bath & Beyond, Party City, Petco	Burlington Stores, Target
244	Roundtree Place	Ypsilanti	MI	Ann Arbor, MI	1992	246,620	97.1%	1,128	12.98	Walmart Supercenter	Harbor Freight Tools, Ollie's Bargain Outlet
245	Washtenaw Fountain Plaza	Ypsilanti	MI	Ann Arbor, MI	2005	124,095	97.6%	869	7.17	Save-A-Lot	Dollar Tree, Dunham's Sports, Planet Fitness
246	Southport Centre I - VI	Apple Valley	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1985	124,937	99.0%	2,069	16.72	SuperTarget*	Best Buy, Dollar Tree, Walgreens
247	Austin Town Center	Austin	MN	Austin, MN	1999	108,486	73.7%	480	7.39	ALDI	Jo-Ann Fabric & Craft Stores	Target

Supplemental Disclosure - Three Months Ended June 30, 2016	Page 40

PROPERTY LIST
Dollars in thousands except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

248	Burning Tree Plaza	Duluth	MN	Duluth, MN-WI	1987	182,969	98.6%	2,005	11.12	—	Best Buy, Dunham's Sports, Jo-Ann Fabric & Craft Stores, T.J.Maxx
249	Elk Park Center	Elk River	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	204,992	91.0%	1,934	10.36	Cub Foods (Jerry's Foods)	OfficeMax
250	Westwind Plaza	Minnetonka	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2007	87,942	95.0%	1,377	16.48	Cub Foods (Supervalu)*	—
251	Richfield Hub	Richfield	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2015	213,595	91.7%	2,322	11.86	Rainbow Foods (Jerry's Foods)	FLEX Academy, Marshalls, Michaels
252	Roseville Center	Roseville	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2000	69,537	57.2%	625	15.87	Cub Foods (Supervalu)*	Dollar Tree
253	Marketplace @ 42	Savage	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2016	114,505	97.8%	1,748	15.60	Fresh Thyme Farmers Market	Marshalls
254	Sun Ray Shopping Center	St. Paul	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2013	291,020	91.3%	2,467	12.34	Cub Foods (Supervalu)	T.J.Maxx, Valu Thrift Store
255	White Bear Hills Shopping Center	White Bear Lake	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1996	73,095	98.4%	702	9.76	Festival Foods	Dollar Tree
256	Ellisville Square	Ellisville	MO	St. Louis, MO-IL	2015	137,006	94.5%	1,623	12.54	—	Michaels, Party City, The Sports Authority
257	Clocktower Place	Florissant	MO	St. Louis, MO-IL	2016	207,317	89.3%	1,412	7.76	ALDI	Florissant Furniture & Rug Gallery, K&G Fashion Superstore, Ross Dress for Less
258	Hub Shopping Center	Independence	MO	Kansas City, MO-KS	1995	160,423	92.5%	805	5.79	Price Chopper	—
259	Watts Mill Plaza	Kansas City	MO	Kansas City, MO-KS	1997	161,717	92.2%	1,282	8.60	Price Chopper	Ace Hardware
260	Liberty Corners	Liberty	MO	Kansas City, MO-KS	1987	124,808	90.2%	957	8.50	Price Chopper	—
261	Maplewood Square	Maplewood	MO	St. Louis, MO-IL	1998	71,590	91.5%	449	6.85	Shop 'n Save (Supervalu)	—
262	Clinton Crossing	Clinton	MS	Jackson, MS	1990	112,148	100.0%	1,083	10.17	Kroger	—
263	County Line Plaza	Jackson	MS	Jackson, MS	2016	221,127	94.5%	2,413	11.55	—	Burke's Outlet, Burlington Stores, Conn's, Kirkland's, Tuesday Morning
264	Jacksonian Plaza	Jackson	MS	Jackson, MS	1990	73,041	100.0%	562	7.86	Kroger*	Books-A-Million, Goodwill Select, Office Depot
265	Devonshire Place	Cary	NC	Raleigh, NC	2012	106,680	100.0%	1,442	13.81	—	Dollar Tree, Golf Galaxy, REI
266	McMullen Creek Market	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	2016	272,910	89.4%	3,113	12.77	Walmart Neighborhood Market	Burlington Stores, Dollar Tree, Rugged Wearhouse, Staples
267	The Commons at Chancellor Park	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	2015	348,604	83.5%	1,651	8.91	—	Big Lots, Gabe's, The Home Depot, Value City Furniture
268	Macon Plaza	Franklin	NC	—	2001	92,787	94.1%	472	5.41	BI-LO (Southeastern Grocers)	Peebles
269	Garner Towne Square	Garner	NC	Raleigh, NC	1997	184,347	92.7%	2,045	11.96	Kroger	OfficeMax, PetSmart	Target, The Home Depot
270	Franklin Square	Gastonia	NC	Charlotte-Concord-Gastonia, NC-SC	2015	317,705	84.1%	3,034	12.83	Walmart Supercenter*	Bed Bath & Beyond, Best Buy, Dollar Tree, Michaels, Ross Dress for Less
271	Wendover Place	Greensboro	NC	Greensboro-High Point, NC	2000	406,768	100.0%	4,994	14.36	—	Babies"R"Us, Christmas Tree Shops, Dick's Sporting Goods, Kohl's, Old Navy, PetSmart	Ross Dress for Less, Target
272	University Commons	Greenville	NC	Greenville, NC	2014	233,153	96.8%	2,969	13.16	Harris Teeter (Kroger)	A.C. Moore, Barnes & Noble, Petco, T.J.Maxx	Target
273	Valley Crossing	Hickory	NC	Hickory-Lenoir-Morganton, NC	2014	191,431	100.0%	1,714	8.95	—	Academy Sports + Outdoors, Dollar Tree, Fallas Paredes, Harbor Freight Tools, Ollie's Bargain Outlet
274	Kinston Pointe	Kinston	NC	Kinston, NC	2001	250,580	99.7%	911	3.65	Walmart Supercenter	Dollar Tree
275	Magnolia Plaza	Morganton	NC	Hickory-Lenoir-Morganton, NC	1990	104,539	38.6%	192	4.76	Ingles	—
276	Roxboro Square	Roxboro	NC	Durham-Chapel Hill, NC	2005	97,226	93.1%	1,370	15.14	—	Person County Health & Human Services
277	Innes Street Market	Salisbury	NC	Charlotte-Concord-Gastonia, NC-SC	2002	349,425	98.5%	3,763	10.94	Food Lion (Delhaize)	Lowe's, Marshalls, Old Navy, PetSmart, Staples, Tinseltown
278	Salisbury Marketplace	Salisbury	NC	Charlotte-Concord-Gastonia, NC-SC	1987	79,732	72.7%	619	10.68	Food Lion (Delhaize)	Family Dollar
279	Crossroads	Statesville	NC	Charlotte-Concord-Gastonia, NC-SC	1997	340,189	98.3%	2,075	6.20	Walmart Supercenter	Big Lots, Burkes Outlet, Tractor Supply
280	Anson Station	Wadesboro	NC	—	1988	132,353	67.1%	543	6.11	Food Lion (Delhaize)	Peebles, Tractor Supply Co.
281	New Centre Market	Wilmington	NC	Wilmington, NC	1998	143,762	97.5%	1,979	14.52	—	OfficeMax, PetSmart, Sportsmans Warehouse	Target
282	University Commons	Wilmington	NC	Wilmington, NC	2007	235,345	97.8%	3,338	14.50	Lowes Foods	A.C. Moore, HomeGoods, T.J.Maxx
283	Whitaker Square	Winston Salem	NC	Winston-Salem, NC	1996	82,760	97.9%	1,193	14.73	Harris Teeter (Kroger)	—
284	Parkway Plaza	Winston-Salem	NC	Winston-Salem, NC	2005	283,830	92.9%	2,900	11.57	Super Compare Foods	Big Lots, Citi Trends, Office Depot
285	Stratford Commons	Winston-Salem	NC	Winston-Salem, NC	1995	72,308	94.8%	960	14.00	—	Golf Galaxy, Mattress Firm, OfficeMax
286	Bedford Grove	Bedford	NH	Manchester-Nashua, NH	1989	216,941	95.7%	1,917	21.68	—	Walmart
287	Capitol Shopping Center	Concord	NH	Concord, NH	2001	182,887	100.0%	1,994	11.16	DeMoulas Supermarkets	Burlington Stores, Jo-Ann Fabric & Craft Stores, Marshalls
288	Willow Springs Plaza	Nashua	NH	Manchester-Nashua, NH	2016	131,248	100.0%	2,319	19.26	—	JC Penney, New Hampshire Liquor and Wine Outlet, Petco	The Home Depot
289	Seacoast Shopping Center	Seabrook	NH	Boston-Cambridge-Newton, MA-NH	1991	91,690	25.3%	145	17.68	—	Jo-Ann Fabric & Craft Stores
290	Tri-City Plaza	Somersworth	NH	Boston-Cambridge-Newton, MA-NH	1990	150,004	98.9%	1,420	9.58	Market Basket (DeMoulas Supermarkets)	T.J.Maxx
291	Laurel Square	Brick	NJ	New York-Newark-Jersey City, NY-NJ-PA	2015	246,235	66.1%	1,141	7.61	A&P**	Kmart, Planet Fitness
292	the Shoppes at Cinnaminson	Cinnaminson	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2010	296,109	95.5%	4,112	21.60	ShopRite	Burlington Stores, Ross Dress For Less
293	Acme Clark	Clark	NJ	New York-Newark-Jersey City, NY-NJ-PA	2007	52,812	100.0%	1,357	25.70	Acme (Albertsons)	—
294	Collegetown Shopping Center	Glassboro	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2015	250,408	97.5%	2,182	8.94	—	Kmart, LA Fitness, Staples
295	Hamilton Plaza	Hamilton	NJ	Trenton, NJ	2015	148,919	98.0%	1,067	7.31	—	Hibachi Grill & Supreme Buffet, Kmart, Planet Fitness
296	Bennetts Mills Plaza	Jackson	NJ	New York-Newark-Jersey City, NY-NJ-PA	2002	127,230	87.8%	1,467	32.91	Super Stop & Shop (Ahold)	—

Supplemental Disclosure - Three Months Ended June 30, 2016	Page 41

PROPERTY LIST
Dollars in thousands except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

297	Lakewood Plaza	Lakewood	NJ	New York-Newark-Jersey City, NY-NJ-PA	1966	202,210	100.0%	3,136	15.60	Gourmet Glatt Market	Dollar Tree
298	Marlton Crossing	Marlton	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2013	332,664	93.8%	5,065	16.23	—	Burlington Stores, DSW, HomeGoods, Michaels, T.J. Maxx
299	Middletown Plaza	Middletown	NJ	New York-Newark-Jersey City, NY-NJ-PA	2001	197,066	95.1%	3,730	20.18	ShopRite	Petco, Rite Aid
300	Larchmont Centre	Mount Laurel	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1985	103,787	93.8%	1,255	12.89	ShopRite	—
301	Old Bridge Gateway	Old Bridge	NJ	New York-Newark-Jersey City, NY-NJ-PA	1995	246,120	95.2%	4,110	17.53	Bhavani Food Market	Marshalls, Modell's Sporting Goods, Pep Boys, Petco, Robert Wood Johnson Fitness
302	Morris Hills Shopping Center	Parsippany	NJ	New York-Newark-Jersey City, NY-NJ-PA	1994	159,561	97.6%	2,970	19.08	—	Blink Fitness (Equinox), Clearview Cinema Group, HomeGoods, Marshalls
303	Rio Grande Plaza	Rio Grande	NJ	Ocean City, NJ	1997	141,330	87.8%	1,431	11.53	ShopRite*	JC Penney, Peebles, PetSmart
304	Ocean Heights Plaza	Somers Point	NJ	Atlantic City-Hammonton, NJ	2006	179,199	100.0%	3,367	18.79	ShopRite	Pier 1 Imports, Staples
305	ShopRite Supermarket	Springfield	NJ	New York-Newark-Jersey City, NY-NJ-PA	1965	32,209	100.0%	389	12.08	ShopRite	—
306	Tinton Falls Plaza	Tinton Falls	NJ	New York-Newark-Jersey City, NY-NJ-PA	2006	98,410	80.1%	1,312	16.64	Acme (Albertsons)*	Dollar Tree, WOW! Fitness
307	Cross Keys Commons	Turnersville	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1996	216,623	90.2%	3,137	16.06	Walmart Supercenter*	Marshalls, Party City, Ross Dress for Less, Staples
308	Dover Park Plaza	Yardville	NJ	Trenton, NJ	2005	56,751	84.9%	735	15.26	—	CVS, Dollar Tree
309	St Francis Plaza	Santa Fe	NM	Santa Fe, NM	1993	35,800	100.0%	460	12.85	Whole Foods Market	Walgreens
310	Smith's	Socorro	NM	—	1976	48,000	100.0%	506	10.54	—	—
311	Galleria Commons	Henderson	NV	Las Vegas-Henderson-Paradise, NV	2015	278,411	100.0%	3,194	11.61	—	Babies"R"Us, Burlington Stores, Kirkland’s, Stein Mart, T.J.Maxx, Tuesday Morning
312	Montecito Marketplace	Las Vegas	NV	Las Vegas-Henderson-Paradise, NV	2006	190,434	100.0%	3,841	20.17	Smith's (Kroger)	T.J.Maxx
313	Renaissance Center East	Las Vegas	NV	Las Vegas-Henderson-Paradise, NV	2012	144,216	80.5%	1,326	11.43	—	Savers
314	Parkway Plaza	Carle Place	NY	New York-Newark-Jersey City, NY-NJ-PA	1993	89,704	100.0%	2,624	29.25	—	Minado, Stew Leonard's Wines, T.J.Maxx
315	Erie Canal Centre	Dewitt	NY	Syracuse, NY	2016	115,500	65.4%	981	13.00	—	Dick's Sporting Goods
316	Unity Plaza	East Fishkill	NY	New York-Newark-Jersey City, NY-NJ-PA	2005	67,462	100.0%	1,407	20.86	Acme (Albertsons) *	—
317	Suffolk Plaza	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1998	84,480	27.8%	691	29.43	BJ's Wholesale*, Walmart Supercenter*	—	Kohl's
318	Three Village Shopping Center	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1991	77,458	92.6%	1,825	25.44	—	Ace Hardware
319	Stewart Plaza	Garden City	NY	New York-Newark-Jersey City, NY-NJ-PA	1990	193,622	90.2%	2,872	16.44	—	Burlington Stores, K&G Fashion Superstore
320	Genesee Valley Shopping Center	Geneseo	NY	Rochester, NY	2007	191,314	90.3%	1,641	9.80	Wegmans	Peebles, Tractor Supply Co.
321	McKinley Plaza	Hamburg	NY	Buffalo-Cheektowaga-Niagara Falls, NY	1991	95,544	97.1%	1,406	15.55	Wegmans*	A.C. Moore, T.J.Maxx
322	Dalewood I, II & III Shopping Center	Hartsdale	NY	New York-Newark-Jersey City, NY-NJ-PA	2012	191,441	100.0%	6,363	33.96	H-Mart, Best Market	Christmas Tree Shops, Rite Aid, T.J.Maxx
323	Hornell Plaza	Hornell	NY	Corning, NY	2005	253,335	100.0%	2,092	8.26	Wegmans	Walmart
324	Cayuga Mall	Ithaca	NY	Ithaca, NY	2013	204,830	84.0%	1,506	8.75	—	Big Lots, Jo-Ann Fabric & Craft Stores, Party City, Rite Aid, True Value
325	Kings Park Plaza	Kings Park	NY	New York-Newark-Jersey City, NY-NJ-PA	1985	71,942	97.4%	1,682	24.01	Key Food Marketplace	T.J.Maxx
326	Village Square Shopping Center	Larchmont	NY	New York-Newark-Jersey City, NY-NJ-PA	1981	17,000	100.0%	576	33.88	Trader Joe's	—
327	Falcaro's Plaza	Lawrence	NY	New York-Newark-Jersey City, NY-NJ-PA	1972	61,118	100.0%	1,291	21.12	—	Advance Auto Parts
328	Shops at Seneca Mall	Liverpool	NY	Syracuse, NY	2005	230,924	66.7%	691	4.48	—	Big Lots, Kmart	Raymour & Flanigan
329	Mamaroneck Centre	Mamaroneck	NY	New York-Newark-Jersey City, NY-NJ-PA	2016	24,978	49.0%	514	42.02	A&P**	—
330	Sunshine Square	Medford	NY	New York-Newark-Jersey City, NY-NJ-PA	2007	223,322	90.9%	2,728	19.80	Super Stop & Shop (Ahold)	Planet Fitness
331	Wallkill Plaza	Middletown	NY	New York-Newark-Jersey City, NY-NJ-PA	2012	209,960	93.0%	1,928	10.19	—	Ashley Furniture, Big Lots, Citi Trends, Hobby Lobby
332	Monroe ShopRite Plaza	Monroe	NY	New York-Newark-Jersey City, NY-NJ-PA	1985	122,007	100.0%	1,887	15.47	ShopRite	Retro Fitness, Rite Aid, U.S. Post Office
333	Rockland Plaza	Nanuet	NY	New York-Newark-Jersey City, NY-NJ-PA	2006	251,537	96.3%	6,364	26.28	A Matter of Health	Barnes & Noble, Lemon Pop, Marshalls, Modell's Sporting Goods, Petco
334	North Ridge Shopping Center	New Rochelle	NY	New York-Newark-Jersey City, NY-NJ-PA	1971	31,870	100.0%	1,176	36.90	—	Harmon Discount
335	Nesconset Shopping Center	Port Jefferson Station	NY	New York-Newark-Jersey City, NY-NJ-PA	2012	122,996	95.9%	2,416	20.48	—	Dollar Tree, HomeGoods
336	Port Washington	Port Washington	NY	New York-Newark-Jersey City, NY-NJ-PA	1968	19,600	100.0%	112	5.71	North Shore Farms	—
337	Roanoke Plaza	Riverhead	NY	New York-Newark-Jersey City, NY-NJ-PA	2002	99,131	97.5%	1,696	17.56	Best Yet Market	CVS, T.J.Maxx
338	Rockville Centre	Rockville Centre	NY	New York-Newark-Jersey City, NY-NJ-PA	1975	44,131	94.3%	1,091	26.21	—	HomeGoods, Rite Aid
339	Mohawk Acres Plaza	Rome	NY	Utica-Rome, NY	2005	156,680	85.1%	1,353	21.37	Price Chopper	—
340	College Plaza	Selden	NY	New York-Newark-Jersey City, NY-NJ-PA	2016	180,182	96.7%	3,065	18.06	ShopRite	A.C. Moore, Blink Fitness (Equinox), Bob's Stores
341	Campus Plaza	Vestal	NY	Binghamton, NY	2003	160,744	96.8%	1,699	10.91	—	Olum's Furniture & Appliances, Rite Aid, Staples
342	Parkway Plaza	Vestal	NY	Binghamton, NY	2012	204,954	100.0%	2,103	10.26	PriceRite (Wakefern)	Bed Bath & Beyond, Kohl's, PetSmart, Target	Target
343	Shoppes at Vestal	Vestal	NY	Binghamton, NY	2000	92,328	100.0%	1,391	15.07	—	HomeGoods, Michaels, Old Navy
344	Town Square Mall	Vestal	NY	Binghamton, NY	2012	293,181	99.4%	4,673	16.04	Sam's Club*, Walmart Supercenter*	A.C. Moore, AMC Cinemas, Barnes & Noble, Dick's Sporting Goods, DSW, T.J.Maxx, Ulta
345	The Plaza at Salmon Run	Watertown	NY	Watertown-Fort Drum, NY	1993	68,761	94.1%	703	10.86	Hannaford Bros. (Delhaize)	Lowes, Pier 1 Imports

Supplemental Disclosure - Three Months Ended June 30, 2016	Page 42

PROPERTY LIST
Dollars in thousands except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

346	Highridge Plaza	Yonkers	NY	New York-Newark-Jersey City, NY-NJ-PA	2016	88,501	93.7%	2,191	26.43	H-Mart	—
347	Brunswick Town Center	Brunswick	OH	Cleveland-Elyria, OH	2004	138,407	95.4%	1,847	45.47	Giant Eagle	—	The Home Depot
348	30th Street Plaza	Canton	OH	Canton-Massillon, OH	1999	157,055	86.6%	1,446	10.64	Giant Eagle, Marc's	—
349	Brentwood Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2004	222,174	84.5%	2,158	19.48	Kroger	Petco, Planet Fitness
350	Delhi Shopping Center	Cincinnati	OH	Cincinnati, OH-KY-IN	2012	164,750	96.1%	1,365	8.63	Kroger	Pet Supplies Plus
351	Harpers Station	Cincinnati	OH	Cincinnati, OH-KY-IN	2015	252,233	98.5%	3,428	13.79	Fresh Thyme Farmers Market	HomeGoods, LA Fitness, Pet Supplies Plus, Stein Mart, T.J.Maxx
352	Western Hills Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2011	316,154	99.6%	3,825	12.48	—	Bed Bath & Beyond, Michaels, Sears, Staples, T.J.Maxx	Target
353	Western Village	Cincinnati	OH	Cincinnati, OH-KY-IN	2005	115,116	100.0%	1,143	29.71	Kroger	—
354	Crown Point	Columbus	OH	Columbus, OH	2016	144,931	95.9%	1,374	10.10	Kroger	Dollar Tree, Planet Fitness
355	Greentree Shopping Center	Columbus	OH	Columbus, OH	2005	130,773	84.8%	1,142	11.10	Kroger	—
356	Brandt Pike Place	Dayton	OH	Dayton, OH	2008	17,900	100.0%	177	9.89	Kroger*	—
357	South Towne Centre	Dayton	OH	Dayton, OH	2013	333,960	99.4%	4,284	13.84	Health Foods Unlimited	Burlington Stores, Christmas Tree Shops, Jo-Ann Fabric & Craft Stores, Party City, Petsmart, Value City Furniture
358	The Vineyards	Eastlake	OH	Cleveland-Elyria, OH	1989	144,820	90.2%	722	5.53	—	Dollar Tree, Harbor Freight Tools	Walmart
359	Midway Market Square	Elyria	OH	Cleveland-Elyria, OH	2014	224,329	88.8%	2,001	10.04	Giant Eagle	Dick's Sporting Goods, Jo-Ann Fabric & Craft Stores	Target, The Home Depot
360	Southland Shopping Center	Middleburg Heights	OH	Cleveland-Elyria, OH	2013	695,719	96.2%	6,616	9.95	BJ's Wholesale Club, Giant Eagle, Marc's	Burlington Stores, Cleveland Furniture Bank, Jo-Ann Fabric & Craft Stores, Marshalls, Party City, Petco
361	The Shoppes at North Olmsted	North Olmsted	OH	Cleveland-Elyria, OH	2002	70,003	98.2%	1,036	15.07	—	Ollie's Bargain Outlet, Sears Outlet
362	The Shoppes at North Ridgeville	North Ridgeville	OH	Cleveland-Elyria, OH	2002	57,857	97.9%	819	14.46	—	Pat Catan's Craft Centers
363	Surrey Square Mall	Norwood	OH	Cincinnati, OH-KY-IN	2010	175,167	94.1%	2,068	25.65	Kroger	Marshalls
364	Market Place	Piqua	OH	Dayton, OH	2012	182,824	93.0%	683	7.12	Kroger	Roses
365	Brice Park	Reynoldsburg	OH	Columbus, OH	1989	158,565	89.4%	1,266	9.72	—	Ashley Furniture, Citi Trends, Michaels
366	Streetsboro Crossing	Streetsboro	OH	Akron, OH	2002	89,436	100.0%	683	7.64	Giant Eagle	—	Lowe's, Target
367	Miracle Mile Shopping Plaza	Toledo	OH	Toledo, OH	1955	315,515	79.3%	1,912	13.29	Kroger	Aspire Fitness, Big Lots, Harbor Freight Tools
368	Southland Shopping Plaza	Toledo	OH	Toledo, OH	1988	290,892	85.2%	1,527	6.16	Kroger	Big Lots, Planet Fitness, Shopper's World
369	Wadsworth Crossings	Wadsworth	OH	Cleveland-Elyria, OH	2005	115,066	95.1%	1,809	16.53	—	Bed Bath & Beyond, MC Sports, OfficeMax, Petco	Kohl's, Lowe's, Target
370	Northgate Plaza	Westerville	OH	Columbus, OH	2008	15,219	100.0%	246	16.16	Kroger*	—	The Home Depot
371	Marketplace	Tulsa	OK	Tulsa, OK	1992	186,851	100.0%	1,769	9.47	—	Conn's, Drysdales, PetSmart	Best Buy, JC Penney Home Store
372	Village West	Allentown	PA	Allentown-Bethlehem-Easton, PA-NJ	1999	140,474	99.4%	2,606	35.01	Giant Food (Ahold)	CVS
373	Park Hills Plaza	Altoona	PA	Altoona, PA	1985	278,586	88.9%	2,140	8.64	Weis Markets	A.C. Moore, Dunham's Sports, Shoe Carnival, Toys"R"Us
374	Bensalem Square	Bensalem	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1986	70,378	100.0%	744	10.57	Redner's Warehouse Market	—
375	Bethel Park Shopping Center	Bethel Park	PA	Pittsburgh, PA	2015	199,079	100.0%	1,906	10.61	Giant Eagle	Walmart
376	Bethlehem Square	Bethlehem	PA	Allentown-Bethlehem-Easton, PA-NJ	1994	389,450	99.5%	3,800	14.81	Giant Food (Ahold)	T.J.Maxx, The Home Depot, Walmart
377	Lehigh Shopping Center	Bethlehem	PA	Allentown-Bethlehem-Easton, PA-NJ	2013	378,358	97.3%	3,363	11.45	Giant Food (Ahold)	Big Lots, Mega Marshalls, PetSmart, Rite Aid, Staples, Wells Fargo
378	Bristol Park	Bristol	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2013	283,653	98.9%	2,408	8.59	Walmart Supercenter	—
379	Chalfont Village Shopping Center	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	46,051	77.7%	427	11.93	—	—
380	New Britain Village Square	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	143,716	95.4%	2,416	17.62	Giant Food (Ahold)	Tuesday Morning
381	Collegeville Shopping Center	Collegeville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2004	110,696	49.3%	809	14.81	—	Pep Boys, Rascal Fitness
382	Whitemarsh Shopping Center	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	67,476	100.0%	1,472	21.82	Giant Food (Ahold)	Wine & Spirits Shoppe
383	Valley Fair	Devon	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2001	105,086	100.0%	1,038	9.88	—	Chuck E. Cheese's, Mealey's Furniture
384	Dickson City Crossings	Dickson City	PA	Scranton--Wilkes-Barre--Hazleton, PA	1997	312,699	100.0%	3,213	15.38	—	Dick's Sporting Goods, hhgregg, Party City, PetSmart, T.J.Maxx, The Home Depot
385	Dillsburg Shopping Center	Dillsburg	PA	York-Hanover, PA	2014	153,088	93.3%	1,814	12.96	Giant Food (Ahold)	Rite Aid, Tractor Supply Co.
386	Barn Plaza	Doylestown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	237,681	100.0%	3,355	14.12	—	Kohl's, Marshalls, Regal Cinemas
387	Pilgrim Gardens	Drexel Hill	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2014	75,223	100.0%	1,298	17.26	—	Dollar Tree, Ross Dress for Less
388	Gilbertsville Shopping Center	Gilbertsville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	85,576	97.8%	787	9.40	Weis Markets	Wine & Spirits
389	Mount Carmel Plaza	Glenside	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1975	14,504	94.1%	184	13.48	—	SGS Paper
390	Kline Plaza	Harrisburg	PA	Harrisburg-Carlisle, PA	1952	214,628	90.1%	1,762	9.11	Giant Food (Ahold)	Citi Trends
391	New Garden Center	Kennett Square	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2012	144,920	96.2%	999	7.32	—	Big Lots, Ollie's Bargain Outlet
392	Stone Mill Plaza	Lancaster	PA	Lancaster, PA	2008	106,736	99.3%	1,276	12.04	Giant Food (Ahold)	—
393	Woodbourne Square	Langhorne	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1984	29,821	93.3%	581	20.88	—	—
394	North Penn Market Place	Lansdale	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1977	58,358	73.2%	831	21.25	Weis Markets*	—
395	New Holland Shopping Center	New Holland	PA	Lancaster, PA	1995	65,878	95.2%	507	8.09	Grocery Outlet	Family Dollar

Supplemental Disclosure - Three Months Ended June 30, 2016	Page 43

PROPERTY LIST
Dollars in thousands except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

396	Village at Newtown	Newtown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	177,185	85.0%	3,920	26.02	McCaffrey's	Pier 1 Imports
397	Cherry Square	Northampton	PA	Allentown-Bethlehem-Easton, PA-NJ	1989	75,005	94.9%	713	10.02	Redner's Warehouse Market	—
398	Ivyridge	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2016	107,318	93.8%	2,374	23.59	—	Target, Wine & Spirits
399	Roosevelt Mall	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2011	561,863	99.6%	8,305	34.33	—	Macy's, Modell's Sporting Goods, Ross Dress For Less
400	Shoppes at Valley Forge	Phoenixville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2003	176,676	100.0%	1,364	7.72	Redner's Warehouse Market	French Creek Outfitters, Staples
401	Plymouth Plaza	Plymouth Meeting	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1994	28,604	40.5%	317	27.38	—	Premier Urgent Care
402	County Line Plaza	Souderton	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2013	154,758	91.6%	1,440	10.58	ALDI	Planet Fitness, Rite Aid, VF Outlet
403	69th Street Plaza	Upper Darby	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1994	41,711	100.0%	411	9.85	Fresh Grocer (Wakefern)*	EZ Bargains, Rent-A-Center, Super Dollar City
404	Warminster Towne Center	Warminster	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1997	237,152	100.0%	3,407	15.59	ShopRite	A.C. Moore, Kohls, Modell's Sporting Goods, Old Navy, Party City, PetSmart, Ross Dress for Less
405	Shops at Prospect	West Hempfield	PA	Lancaster, PA	1994	63,392	100.0%	728	11.48	Musser's Markets	Hallmark	Kmart
406	Whitehall Square	Whitehall	PA	Allentown-Bethlehem-Easton, PA-NJ	2006	315,192	94.8%	3,205	10.72	Redner's Warehouse Market	Mealey's Furniture, PetSmart, Ross Dress for Less, Sports Authority, Staples
407	Wilkes-Barre Township Marketplace	Wilkes-Barre	PA	Scranton--Wilkes-Barre--Hazleton, PA	2004	307,610	97.9%	2,171	30.82	Walmart Supercenter	Party City, Shoe Carnival
408	Hunt River Commons	North Kingstown	RI	Providence-Warwick, RI-MA	1989	148,126	83.8%	1,356	10.92	Super Stop & Shop (Ahold)	Marshalls, Planet Fitness
409	Belfair Towne Village	Bluffton	SC	Hilton Head Island-Bluffton-Beaufort, SC	2006	165,039	93.4%	2,169	14.07	Kroger	Stein Mart
410	Milestone Plaza	Greenville	SC	Greenville-Anderson-Mauldin, SC	1995	89,721	100.0%	1,572	17.52	BI-LO (Southeastern Grocers)	—
411	Circle Center	Hilton Head	SC	Hilton Head Island-Bluffton-Beaufort, SC	2000	65,313	97.2%	790	12.45	BI-LO (Southeastern Grocers)	—
412	Island Plaza	James Island	SC	Charleston-North Charleston, SC	2016	171,224	100.0%	1,361	8.26	Food Lion (Delhaize)	Dollar Tree, Gold's Gym, Tuesday Morning
413	Festival Centre	North Charleston	SC	Charleston-North Charleston, SC	2015	325,347	75.1%	2,014	8.36	—	Gold's Gym, Intercontinental Hotels Group, New Spring Church, Sears Outlet
414	Remount Village Shopping Center	North Charleston	SC	Charleston-North Charleston, SC	1996	60,238	21.9%	129	9.77	—	—
415	Fairview Corners I & II	Simpsonville	SC	Greenville-Anderson-Mauldin, SC	2003	131,002	98.2%	1,878	14.60	—	Ross Dress for Less, T.J.Maxx	Target
416	Hillcrest Market Place	Spartanburg	SC	Spartanburg, SC	2012	360,277	86.5%	3,369	11.39	Publix	Marshalls, NCG Cinemas, Office Depot, Petco, Ross Dress for Less, Stein Mart
417	Shoppes at Hickory Hollow	Antioch	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1986	144,469	84.9%	1,413	11.52	Kroger	Citi Trends
418	East Ridge Crossing	Chattanooga	TN	Chattanooga, TN-GA	1999	58,950	88.8%	588	11.23	Food Lion (Delhaize)	—
419	Watson Glen Shopping Center	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2015	265,027	98.9%	2,530	9.74	ALDI	At Home, Big Lots, Franklin Athletic Club, Trees n Trends
420	Williamson Square	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2015	331,386	95.9%	3,185	10.02	—	Grace Church Nashville, Hard Knocks, Hobby Lobby, Planet Fitness, Skyzone, USA Baby
421	Greensboro Village	Gallatin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2005	70,203	97.7%	998	14.55	Publix	—
422	Greeneville Commons	Greeneville	TN	Greeneville, TN	2002	228,618	95.5%	1,593	12.32	—	Belk, Burkes Outlet, JC Penney, Kmart
423	Oakwood Commons	Hermitage	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2015	267,558	92.1%	2,766	11.68	Publix	Bed Bath & Beyond, Dollar Tree, Goody’s, PetSmart, Ross Dress for Less
424	Kimball Crossing	Kimball	TN	Chattanooga, TN-GA	2007	280,476	96.7%	1,819	7.40	Walmart Supercenter	Goody's	Lowe's
425	Kingston Overlook	Knoxville	TN	Knoxville, TN	2015	122,536	80.7%	914	9.55	—	Babies"R"Us, Sears Outlet
426	Farrar Place	Manchester	TN	Tullahoma-Manchester, TN	1989	43,220	84.5%	324	8.88	Food Lion (Delhaize)	—
427	The Commons at Wolfcreek	Memphis	TN	Memphis, TN-MS-AR	2016	660,013	93.3%	8,246	13.80	—	Academy Sports + Outdoors, Best Buy, Big Lots, DSW, Hancock Fabrics, hhgregg, Office Depot, PetSmart, Sports Authority, T.J.Maxx, Value City Furniture	Target, The Home Depot, Toys"R"Us
428	Georgetown Square	Murfreesboro	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2003	114,117	85.4%	1,123	11.52	Kroger	Aaron's
429	Nashboro Village	Nashville	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1998	86,811	98.2%	1,013	11.89	Kroger	—	Walgreens
430	Commerce Central	Tullahoma	TN	Tullahoma-Manchester, TN	1995	182,401	98.3%	1,241	6.92	Walmart Supercenter	Dollar Tree
431	Merchant's Central	Winchester	TN	Tullahoma-Manchester, TN	1997	208,123	93.1%	1,134	5.86	Walmart Supercenter	Goody's
432	Palm Plaza	Aransas	TX	Corpus Christi, TX	2002	50,700	88.1%	300	8.18	—	Bealls (Stage Stores), Family Dollar
433	Bardin Place Center	Arlington	TX	Dallas-Fort Worth-Arlington, TX	2016	420,550	98.0%	3,922	9.52	WinCo Foods	Hemispheres, Hobby Lobby, Ross Dress for Less
434	Parmer Crossing	Austin	TX	Austin-Round Rock, TX	2015	168,112	83.7%	1,588	11.29	—	Big Lots, Dollar Tree, Harbor Freight Tools, Mega Furniture	Fry's Electronics
435	Baytown Shopping Center	Baytown	TX	Houston-The Woodlands-Sugar Land, TX	1987	95,930	85.7%	891	10.84	—	24 Hour Fitness
436	Cedar Bellaire	Bellaire	TX	Houston-The Woodlands-Sugar Land, TX	1994	50,967	100.0%	850	16.68	H-E-B	—
437	El Camino	Bellaire	TX	Houston-The Woodlands-Sugar Land, TX	2008	71,575	98.4%	609	8.65	El Ahorro Supermarket	Family Dollar, Hancock Fabrics
438	Bryan Square	Bryan	TX	College Station-Bryan, TX	2008	59,029	100.0%	328	6.47	—	99 Cents Only, Citi Trends, Dollar Floor Store, Firestone
439	Townshire	Bryan	TX	College Station-Bryan, TX	2002	136,887	90.0%	934	7.58	—	Tops Printing
440	Plantation Plaza	Clute	TX	Houston-The Woodlands-Sugar Land, TX	1997	99,141	99.0%	827	8.60	—	Walgreens
441	Central Station	College Station	TX	College Station-Bryan, TX	2012	176,847	93.9%	2,538	15.66	—	OfficeMax, Spec's Liquors, Wally's Party Factory	Kohl's
442	Rock Prairie Crossing	College Station	TX	College Station-Bryan, TX	2002	118,700	100.0%	1,312	24.92	Kroger	CVS
443	Carmel Village	Corpus Christi	TX	Corpus Christi, TX	1993	85,633	75.3%	621	9.63	—	Bay Area Dialysis, Bealls (Stage Stores), Tuesday Morning

Supplemental Disclosure - Three Months Ended June 30, 2016	Page 44

PROPERTY LIST
Dollars in thousands except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

444	Five Points	Corpus Christi	TX	Corpus Christi, TX	2016	276,593	93.7%	3,153	12.38	—	Bealls (Stage Stores), Burkes Outlet, Harbor Freight Tools, Hobby Lobby, Party City, Ross Dress for Less
445	Claremont Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1976	67,305	97.3%	531	8.24	Fiesta Mart	Family Dollar
446	Jeff Davis	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1975	68,962	85.3%	628	10.68	Save-A-Lot (Supervalu)	Family Dollar
447	Stevens Park Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1974	45,492	96.5%	406	9.25	—	Big Lots, O'Reilly Auto Parts
448	Webb Royal Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	2016	108,545	96.7%	922	9.19	El Rio Grande Latin Market	Family Dollar
449	Wynnewood Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	2006	443,681	87.2%	3,915	10.25	El Rancho, Kroger	Fallas Paredes, Gen X Clothing, Ross Dress for Less
450	Parktown	Deer Park	TX	Houston-The Woodlands-Sugar Land, TX	1999	121,388	93.4%	959	8.48	Food Town	Burkes Outlet, Walgreens
451	Kenworthy Crossing	El Paso	TX	El Paso, TX	2003	74,393	90.3%	653	9.72	Albertsons	—
452	Preston Ridge	Frisco	TX	Dallas-Fort Worth-Arlington, TX	2016	794,124	98.0%	15,479	20.32	SuperTarget*	Best Buy, Big Lots, DSW, Old Navy, Marshalls, Nordstrom Rack, Ross Dress for Less, Saks OFF Fifth, Sheplers, Stein Mart, T.J.Maxx
453	Forest Hills Village	Ft. Worth	TX	Dallas-Fort Worth-Arlington, TX	1968	69,651	100.0%	393	5.64	Foodland Markets	Family Dollar, Hi Style Fashion
454	Ridglea Plaza	Ft. Worth	TX	Dallas-Fort Worth-Arlington, TX	1990	170,519	100.0%	1,916	11.57	Tom Thumb (Albertsons)	Stein Mart
455	Trinity Commons	Ft. Worth	TX	Dallas-Fort Worth-Arlington, TX	1998	197,423	100.0%	3,857	19.54	Tom Thumb (Albertsons)	DSW
456	Village Plaza	Garland	TX	Dallas-Fort Worth-Arlington, TX	2002	89,241	100.0%	1,016	11.39	Truong Nguyen Grocer	—
457	North Hills Village	Haltom City	TX	Dallas-Fort Worth-Arlington, TX	1998	43,299	84.7%	262	7.14	Save-A-Lot	Dollar Tree, Rent-A-Center
458	Highland Village Town Center	Highland Village	TX	Dallas-Fort Worth-Arlington, TX	1996	99,341	90.2%	957	10.68	Kroger	—
459	Bay Forest	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	71,667	98.3%	742	10.53	Kroger	—
460	Beltway South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	107,174	97.0%	956	28.24	Kroger	—
461	Braes Heights	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2003	88,101	100.0%	1,831	20.78	—	CVS, Imagination Toys, I W Marks Jewelers
462	Braes Link	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1999	30,189	100.0%	534	17.69	—	Walgreens
463	Braes Oaks Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1992	45,067	94.5%	456	10.71	H-E-B	—
464	Braesgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1997	91,382	93.2%	516	6.06	Food Town	—
465	Broadway	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2006	76,142	100.0%	759	10.38	El Ahorro Supermarket	Fallas Paredes, Melrose Fashions
466	Clear Lake Camino South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	102,643	90.0%	1,387	16.11	—	24 Hour Fitness, Hancock Fabrics, Mr. Gatti's Pizza, Spec's Liquors
467	Hearthstone Corners	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	208,147	93.9%	1,858	9.50	Kroger	Big Lots, Stein Mart
468	Inwood Forest	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1997	77,553	98.1%	669	8.82	Foodarama	—
469	Jester Village	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1988	64,285	77.4%	500	10.05	H-E-B	—
470	Jones Plaza	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2000	111,206	66.9%	758	10.19	—	Fitness Connection
471	Jones Square	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1999	169,003	98.7%	1,240	7.54	—	Big Lots, Hobby Lobby
472	Maplewood Mall	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	93,711	98.1%	764	8.31	Foodarama	Burke's Outlet
473	Merchants Park	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2009	243,798	100.0%	3,334	13.68	Kroger	Big Lots, Petco, Ross Dress for Less, Tuesday Morning
474	Northgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1972	40,244	100.0%	309	7.68	—	Affordable Furniture, Firestone, Lumber Liquidators, TitleMax
475	Northshore	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	230,779	93.9%	2,694	12.63	Sellers Bros.	Conn's, Office Depot
476	Northtown Plaza	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2016	190,622	94.3%	2,041	11.51	—	99 Cents Only, CVS, dd's Discounts (Ross), Fallas Paredes
477	Northwood Plaza	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1972	136,747	96.0%	1,379	10.68	Food City	—
478	Orange Grove	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2005	189,201	94.1%	1,742	9.92	—	24 Hour Fitness, FAMSA, Floor & Décor
479	Pinemont Shopping Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1999	73,577	92.9%	867	12.98	—	Family Dollar, Houston Community College
480	Royal Oaks Village	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	145,229	97.8%	3,109	21.90	H-E-B	—
481	Tanglewilde Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	82,565	100.0%	1,130	13.81	—	Ace Hardware, Dollar Tree, Party City, Salon In The Park
482	Westheimer Commons	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2012	242,409	92.6%	2,070	9.22	Fiesta Mart	Marshalls, Rainbow
483	Fry Road Crossing	Katy	TX	Houston-The Woodlands-Sugar Land, TX	2005	237,340	100.0%	2,422	10.29	Kroger	Hobby Lobby, Palais Royal, Stein Mart
484	Washington Square	Kaufman	TX	Dallas-Fort Worth-Arlington, TX	1978	64,230	82.7%	344	6.48	—	AutoZone, Bealls (Stage Stores), Dollar Tree
485	Jefferson Park	Mount Pleasant	TX	Mount Pleasant, TX	2001	132,096	97.3%	901	7.12	Super 1 Foods	Harbor Freight Tools, PetSense
486	Winwood Town Center	Odessa	TX	Odessa, TX	2002	365,559	100.0%	2,770	12.13	H-E-B	Hastings, Office Depot, Ross Dress for Less, Target
487	Crossroads Centre - Pasadena	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1997	134,006	93.8%	1,479	12.65	Kroger	Sears Hardware
488	Spencer Square	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1998	194,470	84.4%	1,993	12.14	Kroger	Burkes Outlet
489	Pearland Plaza	Pearland	TX	Houston-The Woodlands-Sugar Land, TX	1995	156,491	81.6%	1,136	8.90	Kroger	Goodwill Select Store, Harbor Freight Tools, Walgreens
490	Market Plaza	Plano	TX	Dallas-Fort Worth-Arlington, TX	2002	168,137	70.2%	2,685	23.85	Central Market (H-E-B)	—
491	Preston Park	Plano	TX	Dallas-Fort Worth-Arlington, TX	2016	239,341	90.3%	5,764	26.66	Kroger	—
492	Northshore Plaza	Portland	TX	Corpus Christi, TX	2000	152,144	98.4%	1,011	13.48	H-E-B	Bealls (Stage Stores)	Kmart
493	Klein Square	Spring	TX	Houston-The Woodlands-Sugar Land, TX	1999	80,636	96.5%	812	10.44	Food Town	Family Dollar, Unleashed (Petco)
494	Keegan's Meadow	Stafford	TX	Houston-The Woodlands-Sugar Land, TX	1999	125,491	94.7%	1,236	10.73	Randalls (Albertsons)	Palais Royal

Supplemental Disclosure - Three Months Ended June 30, 2016	Page 45

PROPERTY LIST
Dollars in thousands except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

495	Texas City Bay	Texas City	TX	Houston-The Woodlands-Sugar Land, TX	2005	223,152	53.9%	1,170	9.79	Kroger	—
496	Windvale Center	The Woodlands	TX	Houston-The Woodlands-Sugar Land, TX	2002	101,088	94.6%	1,066	27.84	Randalls (Albertsons)	—
497	The Centre at Navarro	Victoria	TX	Victoria, TX	2005	66,102	96.2%	732	11.51	ALDI	Hastings, Walgreens
498	Spradlin Farm	Christiansburg	VA	Blacksburg-Christiansburg-Radford, VA	2000	180,220	100.0%	2,657	14.99	—	Barnes & Noble, Big Lots, Michaels, Petco, T.J.Maxx	Target, The Home Depot
499	Culpeper Town Square	Culpeper	VA	Washington-Arlington-Alexandria, DC-VA-MD-WV	1999	132,882	94.2%	1,089	8.70	Food Lion (Delhaize)	Mountain Run Bowling, Tractor Supply Co.
500	Hanover Square	Mechanicsville	VA	Richmond, VA	1991	129,887	98.2%	1,652	12.96	Martin's Food (Ahold)	Gold's Gym	Kohl's
501	Jefferson Green	Newport News	VA	Virginia Beach-Norfolk-Newport News, VA-NC	1988	54,945	91.3%	761	15.17	—	DXL Destination XL, Once Upon a Child, Tuesday Morning
502	Tuckernuck Square	Richmond	VA	Richmond, VA	1981	86,010	92.0%	1,221	15.43	—	2nd & Charles, Chuck E. Cheese's
503	Cave Spring Corners	Roanoke	VA	Roanoke, VA	2005	147,133	100.0%	1,156	13.10	Kroger	Hamrick's
504	Hunting Hills	Roanoke	VA	Roanoke, VA	2014	166,207	98.2%	1,405	8.61	—	Kohl's, PetSmart
505	Valley Commons	Salem	VA	Roanoke, VA	1988	45,580	20.4%	88	9.46	—	—
506	Lake Drive Plaza	Vinton	VA	Roanoke, VA	2008	163,090	100.0%	1,296	7.95	Kroger	Big Lots, Goodwill
507	Hilltop Plaza	Virginia Beach	VA	Virginia Beach-Norfolk-Newport News, VA-NC	2010	150,300	98.9%	2,515	17.08	Trader Joe's	Jo-Ann Fabric & Craft Stores, Kirkland’s, Office Depot, PetSmart
508	Ridgeview Centre	Wise	VA	Big Stone Gap, VA	2015	190,242	67.6%	977	7.60	—	Grand Home Furnishings, Harbor Freight Tools, Ollie's Bargain Outlet	Belk
509	Rutland Plaza	Rutland	VT	Rutland, VT	1997	224,514	98.2%	1,944	8.81	Price Chopper	Flagship Cinemas, T.J.Maxx, Walmart
510	Fitchburg Ridge Shopping Center	Fitchburg	WI	Madison, WI	2003	50,555	83.6%	495	11.75	—	Wisconsin Dialysis
511	Spring Mall	Greenfield	WI	Milwaukee-Waukesha-West Allis, WI	2003	188,861	83.5%	1,179	7.48	—	T.J.Maxx
512	Mequon Pavilions	Mequon	WI	Milwaukee-Waukesha-West Allis, WI	2015	219,618	90.2%	3,119	15.74	Sendik's Food Market	Bed Bath & Beyond, DSW, Marshalls
513	Moorland Square Shopping Ctr	New Berlin	WI	Milwaukee-Waukesha-West Allis, WI	1990	98,303	91.3%	857	9.55	Pick 'n Save (Kroger)	—	Walmart
514	Paradise Pavilion	West Bend	WI	Milwaukee-Waukesha-West Allis, WI	2000	203,630	97.9%	1,463	7.34	—	Hobby Lobby, Kohl's	ShopKo
515	Moundsville Plaza	Moundsville	WV	Wheeling, WV-OH	2004	176,156	96.0%	1,206	7.13	Kroger	Big Lots, Dunham's Sports, Peebles
516	Grand Central Plaza	Parkersburg	WV	Parkersburg-Vienna, WV	1986	75,344	100.0%	801	10.63	—	Office Depot, O'Reilly Auto Parts, T.J.Maxx

	TOTAL PORTFOLIO					86,446,148	92.8%	$952,653	$12.85

(1) * Indicates grocer is not owned; ** Indicates new grocer at lease to replace recently dark grocer.

Supplemental Disclosure - Three Months Ended June 30, 2016	Page 46

GUIDANCE

Supplemental Disclosure Three Months Ended June 30, 2016

GUIDANCE & ADDITIONAL DISCLOSURES

2016 GUIDANCE
	Updated	Prior

NAREIT FFO per common share - diluted	$2.03 - $2.06	$2.01 - $2.09
Key Underlying Assumptions
Same property NOI growth	2.5 - 3.5%	2.5 - 3.5%
Percent leased (at year-end)	92.8 - 93.0%	92.8 - 93.0%
Total rent spread (cash)	10 - 15%	10 - 15%
Total leasing related capital expenditures	$155 - $175M	$155 - $175M
Anchor space repositioning and redevelopment related spending	$95 - $110M	$95 - $110M
General and administrative expenses (1)	$92 - $94M	$84 - $87M
Audit committee review expenses	$4M	N/A
Executive severance expenses	$2M	N/A
Straight-line rental income and amortization of above- and below-market rent and tenant inducements and straight-line ground rent expense (2)	$47 - $50M	$50 - $53M
Cash interest expense	$233 - $235M	$230 - $239M
GAAP interest expense (3)	$227 - $229M	N/A
Dispositions	$75 - $175M	$75 - $175M

ADDITIONAL DISCLOSURES - as of 6/30/16 (dollars in millions, except per square foot amounts)
ABR from leases signed but not yet commenced	$35

Leases signed but not yet commenced:	Leases	GLA	ABR	ABR/SF
≥ 10,000 SF	55	1,318,955	$16.7	$12.65
< 10,000 SF	282	807,978	18	22.29
TOTAL	337	2,126,933	$34.7	$16.31

(1) Does not include any expectations of additional one-time items, including, but not limited to, litigation and other non-routine legal expenses.
(2) Prior guidance did not include tenant inducements and straight-line ground rent expense.
(3) Prior guidance not provided.

Supplemental Disclosure - Three Months Ended June 30, 2016	Page 48